OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  August 31, 2013
                                                 Estimated average burden
                                                 hours per response.....18.9



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2011 through April 30, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

Pioneer Global Aggregate
Bond Fund
--------------------------------------------------------------------------------
Semiannual Report | April 30, 2012
--------------------------------------------------------------------------------




Ticker Symbols:
Class A   PGABX
Class C   PGCBX
Class Y   PGYBX




[LOGO]PIONEER
      Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               13
Schedule of Investments                                                       15
Financial Statements                                                          40
Notes to Financial Statements                                                 47
Approval of Investment Advisory Agreement                                     57
Trustees, Officers and Service Providers                                      61


           Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    1

President's Letter

Dear Shareowner,

The U.S. economy continued its recovery through the first quarter of 2012, even as broader global concerns weighed on investors. The U.S. unemployment rate fell to 8.1% in April, and some indicators suggest that it may continue to trend down. The housing market continued to improve, fueled in part by record-low mortgage rates. The risk of rising oil prices appeared to recede. The improved outlook helped U.S. equity markets to perform well in the first quarter, with the Standard & Poor's 500 Index rising by 12%. For bond investors, the riskier sectors of the bond market fared the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, rose by just 0.3%, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, rose by 5.15%.

We are cautiously optimistic that the U.S. economy will continue to improve. But we are also closely monitoring macroeconomic concerns that could change the market's direction, such as the lingering debt woes in Europe, the state of the Chinese economy, and the U.S. government's fiscal situation. Clouds have continued to hover over Europe, as the exit of Greece from the Euro-zone remains a possibility. Meanwhile, China continues to face a potential slowdown in economic growth. In the U.S., tax increases and spending cuts scheduled to take effect at year-end should, unless fiscal policy changes, sharply reduce the budget deficit -- which would be very good for the country in the longer run -- but also could potentially stall U.S. economic growth in 2013. All of these considerations may lead to further market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually



2    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12
monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


           Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    3

Portfolio Management Discussion | 4/30/12

Rising confidence that the world economic recovery was gathering strength helped to lift the performance of global fixed-income investments early in the six-month period ended April 30, 2012. Confidence was shaken somewhat late in the period, however, amid renewed concerns about European sovereign-debt problems and sluggish job growth in the U.S. In the following interview, Charles Melchreit discusses the performance of Pioneer Global Aggregate Bond Fund during the six-month period. Mr. Melchreit, vice president and portfolio manager at Pioneer, is responsible for the daily management of the Fund, along with Mr. Tanguy Le Saout, Head of European Fixed-Income Portfolio Management and European Fixed-Income Research at Pioneer.

Q  How did the Fund perform during the six months ended April 30, 2012?

A Pioneer Global Aggregate Bond Fund Class A shares returned 2.18% at net asset value during the six months ended April 30, 2012, while the Fund's benchmark, the Barclays Capital Global Aggregate Bond Index (the Barclays Index), returned 0.96%. During the same six-month period, the average return of the 193 mutual funds in Lipper's Global Income Funds category was 2.80%. At the end of the period on April 30, 2012, the 30-day standardized SEC yield of the Fund's Class A shares was 2.23% with fees waived, and 1.79% without fees waived.

Q What was the investment environment like during the six months ended April 30, 2012?

A A generally improving global economy encouraged investment in the global fixed-income markets early on in the six-month period, with investors demonstrating confidence in the fiscal and monetary policies of various central banks that had been implemented to encourage economic growth. In the United States, statistics measuring both economic growth and employment trends appeared to be getting better following troubling evidence of some weakening during the summer and early fall of 2011. While the sovereign-debt problems in some European countries, most notably Greece and Spain, caused cycles of investor angst, followed by relief, the markets reacted positively to a change in monetary policy by the European Central Bank (ECB), which moved to inject added liquidity into the financial system. In Asia, investors had been worried about a "hard landing" in China after a period of double-digit growth rates in that country. However, the Chinese government's monetary policies appeared to be successful in slowing growth to a more moderate pace, without plunging the country's economy into recession.


4    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

   The favorable signs appeared to weaken, however, in the early spring of 2012. In the United States, job growth began weakening after the healthier rates during the winter. Rising world oil prices also fed fears that higher transportation and energy costs could impede growth in consumer spending in the United States and Asia. In Europe, renewed fears that austerity programs were pushing the economies there into recession led to a political backlash against the programs. As a result, the governments of the Netherlands, France and Greece all saw new leadership elected.

Q How did you position the Fund in that environment during the six months ended April 30, 2012?

A During the period we believed that the world's fundamentally strongest economies were in the United States, select emerging markets, and commodity-exporting countries such as Canada, Australia, and Norway. Consistent with that view, we placed the greatest emphasis in those areas when managing the Fund's portfolio. We increased the Fund's weighting in the United States to approximately 54% of net assets at the end of the period on April 30, 2012, while also raising portfolio exposure to some of the more financially solid emerging market nations, including Indonesia, Korea, Malaysia, Mexico and the Philippines. The Fund remained underweighted in Europe because of the region's well-documented debt problems. Among the more financially troubled European countries, the Fund had no investments in the government debt of either Greece or Portugal, and was significantly underweighted in the government debt of Italy and Spain. Ireland was the only peripheral European nation where the Fund had noteworthy investments in government debt, as we believed that the national government in Ireland had done a good job of managing the country during the financial crisis.

   In developed markets, we overweighted the Fund to corporate bonds and mortgage-backed securities, while underweighting government securities. In emerging markets, we emphasized government debt.

   As of April 30, 2012, the Fund had 28% of its net assets invested in mortgage-backed securities, 17.8% of net assets invested in investment-grade corporate debt, and another 7.7% of net assets allocated to U.S. high-yield corporate debt. International investment-grade debt represented 28.2% of the Fund's net assets, while emerging market and international high-yield debt combined to account for 28.2% of net assets.

Q How did the Fund's positioning during the six-month period ended April 30, 2012, affect performance?

A The Fund's sector allocations helped performance as corporate bonds and other risk-related investments were in favor during the six-month period. The Fund's significant exposure to U.S. corporate bonds supported results,


           Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    5
   as did investments in non-government agency collateralized mortgage obligations and commercial mortgages.

   The Fund's currency weightings also aided performance relative to the Barclays Index, particularly an overweighted position in the U.S. dollar and underweights in the Japanese yen and the euro. The positive effects of these currency exposures helped to offset the negative effects of the Fund's overweighted positions in the Canadian, Norwegian and Swedish currencies. We eventually reduced portfolio exposure to the Canadian dollar during the six-month period.

   On the negative side, the Fund's positioning relative to interest rates detracted somewhat from performance during the period. As interest rates continued to decline, our emphasis on shorter-maturity investments in the portfolio held back results when longer-maturity investments outperformed. During the period we maintained an average portfolio duration that was shorter than that of the benchmark, consistent with our view that there is more potential price risk in longer-maturity securities at a time when an economy is growing. (Duration is a measurement of price sensitivity to changes in interest rates.) Normally, bond prices decline when interest rates rise, which often occurs when an economy is improving. Conversely, bond prices tend to rise when interest rates decline. At the end of the semiannual reporting period on April 30, 2012, the Fund's effective duration was 4.68 years.

Q  What is your investment outlook?

A We continue to be cautiously positive about growth in the United States, believing that the economy will grow at an annual pace of 2% in 2012, and we expect to continue to overweight the Fund in domestic investments. While the rate of recovery in the U.S. may be slow, there does appear to be a recovery. In addition, we are encouraged by improvements in the employment market and a pick-up in construction spending, both of which should add to the foundation for future growth. Moreover, consumer credit has improved and the outlook for consumers has been trending positive. That said, potential obstacles do remain on the domestic front, most notably the lack of political consensus surrounding fiscal policy and dealing with the nation's debt. At the same time, while the Federal Reserve Board's accommodative monetary policy has been supporting growth, we are concerned that the policy could set the table for future inflation.

   We may consider increasing the Fund's allocations to Asia and select emerging markets, where we think interest rates may begin to decline and bond prices may rise as central banks in the region start relaxing some of their tighter monetary policies.


6    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

   In contrast, we plan to have the Fund remain significantly underweighted in Europe, where the situation is much less encouraging. The austerity policies put into place to solve the sovereign-debt crisis have led to a more volatile political landscape in several European nations. We intend to monitor the situation very carefully. As the political situation on the Continent evolves, we think European banks might start to present more attractive investment opportunities.

Please refer to the Schedule of Investments on pages 15-39 for a full listing of Fund securities.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.


At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


           Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    7

Portfolio Summary | 4/30/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                                   32.4%
U.S. Corporate Bonds                                                       22.8%
Collateralized Mortgage Obligations                                        16.3%
U.S. Government Securities                                                 11.1%
International Corporate Bonds                                               6.8%
Asset Backed Securities                                                     3.5%
Municipal Bonds                                                             2.7%
Convertible Corporate Bonds                                                 1.4%
Temporary Cash Investment                                                   1.0%
U.S. Preferred Stocks                                                       1.0%
Convertible Preferred Stocks                                                1.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*


 1.    Fannie Mae, 5.0%, 7/1/40                                             3.32%
 2.    Indonesia Treasury Bond, 7.375%, 9/15/16                             2.06
 3.    Poland Government Bond, 5.25%, 10/25/17                              1.57
 4.    Japan Government Two Year Bond, 0.2%, 8/15/13                        1.53
 5.    Japan Government Ten Year Bond, 1.7%, 9/20/16                        1.39
 6.    Sweden Government Bond, 5.5%, 10/8/12                                1.29
 7.    Japan Government Twenty Year Bond, 1.5%, 3/20/19                     1.26
 8.    Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                      0.96
 9.    France Government Bond OAT, 3.25%, 10/25/21                          0.95
10.    Merrill Lynch Financial Assets, Inc., Floating Rate Note, 1/12/40    0.94

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

Prices and Distributions | 4/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

      Class           4/30/12           10/31/11
       A              $11.26             $11.22
--------------------------------------------------------------------------------
       C              $11.28             $11.23
--------------------------------------------------------------------------------
       Y              $11.35             $11.30
--------------------------------------------------------------------------------

Distributions per Share: 11/1/11-4/30/12
--------------------------------------------------------------------------------

                   Net Investment        Short-Term          Long-Term
      Class           Income           Capital Gains       Capital Gains
        A            $0.1770              $0.0051             $0.0183
--------------------------------------------------------------------------------
        C            $0.1232              $0.0051             $0.0183
--------------------------------------------------------------------------------
        Y            $0.1781              $0.0051             $0.0183
--------------------------------------------------------------------------------


Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 10-12.


           Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    9

Performance Update | 4/30/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund at public offering price, compared to that of the Barclays Capital Global Aggregate Bond Index.


Average Annual Total Returns
(As of April 30, 2012)
--------------------------------------------------------------------------------
                                           Net Asset       Public Offering
Period                                     Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)                                 6.29%            5.18%
1 Year                                     3.04            -1.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                                           Gross           Net
--------------------------------------------------------------------------------
                                           2.07%           1.00%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Global                 Barclays Capital
                Aggregate Bond Fund        Global Aggregate Bond Index
                -------------------        ---------------------------
12/07                  9,550                         10,000
4/08                   9,982                         10,460
4/09                   9,646                         10,229
4/10                  11,020                         11,176
4/11                  12,140                         12,345
4/12                  12,509                         12,752

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/13 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

Performance Update | 4/30/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Barclays Capital Global Aggregate Bond Index.


Average Annual Total Returns
(As of April 30, 2012)
--------------------------------------------------------------------------------
                                            If           If
Period                                      Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)                                  5.42%        5.42%
1 Year                                      2.18         2.18
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                                            Gross        Net
--------------------------------------------------------------------------------
                                            2.94%        1.90%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Global                 Barclays Capital
                Aggregate Bond Fund        Global Aggregate Bond Index
                -------------------        ---------------------------
12/07                 10,000                         10,000
4/08                  10,429                         10,460
4/09                   9,976                         10,229
4/10                  11,309                         11,176
4/11                  12,370                         12,345
4/12                  12,640                         12,752

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/13 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    11

Performance Update| 4/30/12                                       Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Barclays Capital Global Aggregate Bond Index.


Average Annual Total Returns
(As of April 30, 2012)
--------------------------------------------------------------------------------
                                           If           If
Period                                     Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)                                 6.52%        6.52%
1 Year                                     3.56         3.56
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                                           Gross        Net
--------------------------------------------------------------------------------
                                           1.55%        0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Global                 Barclays Capital
                Aggregate Bond Fund        Global Aggregate Bond Index
                -------------------        ---------------------------
12/07                 5,000,000                      5,000,000
4/08                  5,227,750                      5,229,772
4/09                  5,054,129                      5,114,537
4/10                  5,790,645                      5,588,203
4/11                  6,382,956                      6,172,351
4/12                  6,610,228                      6,375,830

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/13 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on actual returns from November 1, 2011, through April 30, 2012.


--------------------------------------------------------------------------------
Share Class                             A               C               Y
--------------------------------------------------------------------------------
Beginning Account Value             $1,000.00       $1,000.00       $1,000.00
on 11/1/11
--------------------------------------------------------------------------------
Ending Account Value                $1,021.80       $1,017.70       $1,022.60
(after expenses) on 4/30/12
--------------------------------------------------------------------------------
Expenses Paid During Period*            $5.03           $9.53           $4.32
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, and 0.86% for Class A, Class C, and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 182/366.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from November 1, 2011, through April 30, 2012.


--------------------------------------------------------------------------------
Share Class                            A               C               Y
--------------------------------------------------------------------------------
Beginning Account Value            $1,000.00       $1,000.00       $1,000.00
on 11/1/11
--------------------------------------------------------------------------------
Ending Account Value               $1,019.89       $1,015.42       $1,020.59
(after expenses) on 4/30/12
--------------------------------------------------------------------------------
Expenses Paid During Period*           $5.02           $9.52           $4.32
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, and 0.86% for Class A, Class C, and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 182/366.


14    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

Schedule of Investments | 4/30/12 (unaudited)


------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (b)    Ratings                                                       Value
------------------------------------------------------------------------------------------------------
                                           CONVERTIBLE CORPORATE BONDS -- 1.3%
                                           ENERGY -- 0.0%
                                           Coal & Consumable Fuels -- 0.0%
      20,000                   BB-/NR      Alpha Appalachia Holdings, Inc.,
                                           3.25%, 8/1/15                                  $    18,300
                                                                                          -----------
                                           Total Energy                                   $    18,300
------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.4%
                                           Electrical Components & Equipment -- 0.2%
      56,000                    B/B2       General Cable Corp., 4.5%,
                                           11/15/29 (Step)                                $    59,500
------------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery & Heavy Trucks -- 0.2%
      75,000                    B/NR       Navistar International Corp.,
                                           3.0%, 10/15/14                                 $    77,344
                                                                                          -----------
                                           Total Capital Goods                            $   136,844
------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                           Health Care Equipment -- 0.3%
      75,000                   BB+/NR      Hologic, Inc., 2.0%, 12/15/37 (Step)           $    80,812
                                                                                          -----------
                                           Total Health Care Equipment & Services         $    80,812
------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS & SEMICONDUCTOR
                                           EQUIPMENT -- 0.6%
                                           Semiconductor Equipment -- 0.3%
      75,000                  BBB-/Baa1    Lam Research Corp., 1.25%,
                                           5/15/18 (144A)                                 $    75,000
------------------------------------------------------------------------------------------------------
                                           Semiconductors -- 0.3%
      85,000                    A-/NR      Intel Corp., 2.95%, 12/15/35                   $    96,794
                                                                                          -----------
                                           Total Semiconductors & Semiconductor
                                           Equipment                                      $   171,794
------------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE CORPORATE BONDS
                                           (Cost $390,126)                                $   407,750
------------------------------------------------------------------------------------------------------
                                           PREFERRED STOCKS -- 1.0%
                                           BANKS -- 0.4%
                                           Diversified Banks -- 0.4%
       4,000         6.00      BBB+/A3     US Bancorp, Floating Rate Note,
                                           12/31/99 (Perpetual)                           $   103,280
                                                                                          -----------
                                           Total Banks                                    $   103,280
------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.6%
                                           Other Diversified Financial Services -- 0.6%
       6,527         7.88      BB/Baa3     Citigroup Capital XIII, Floating Rate Note,
                                           10/30/40                                       $   173,814

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    15

-------------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (b)    Ratings                                                      Value
-------------------------------------------------------------------------------------------------------
                                               Other Diversified Financial Services -- (continued)
         850       8.12           CCC+/B3      GMAC Capital Trust I, Floating Rate Note,
                                               2/15/40                                      $    20,358
                                                                                            -----------
                                                                                            $   194,172
-------------------------------------------------------------------------------------------------------
                                               Total Diversified Financials                 $   194,172
-------------------------------------------------------------------------------------------------------
                                               TOTAL PREFERRED STOCKS
                                               (Cost $285,928)                              $   297,452
-------------------------------------------------------------------------------------------------------
                                               CONVERTIBLE PREFERRED STOCK -- 0.5%
                                               BANKS -- 0.5%
                                               Diversified Banks -- 0.5%
         140                     BBB+/Ba1      Wells Fargo & Co., 7.5%,
                                               12/31/99 (Perpetual)                         $   156,804
                                                                                            -----------
                                               Total Banks                                  $   156,804
-------------------------------------------------------------------------------------------------------
                                               TOTAL CONVERTIBLE PREFERRED STOCK
                                               (Cost $146,838)                              $   156,804
-------------------------------------------------------------------------------------------------------
                                               ASSET BACKED SECURITIES -- 3.3%
                                               AUTOMOBILES & COMPONENTS -- 0.7%
                                               Auto Parts & Equipment -- 0.5%
CAD  150,000                      AAA/NR       Ford Auto Securitization Trust, 2.431%,
                                               11/15/14 (144A)                              $   153,734
-------------------------------------------------------------------------------------------------------
                                               Automobile Manufacturers -- 0.2%
      20,000                      NR/Aa1       Santander Drive Auto Receivables Trust,
                                               2.66%, 1/15/16                               $    20,094
      30,000                       A/A1        Santander Drive Auto Receivables Trust,
                                               3.78%, 11/15/17                                   30,739
                                                                                            -----------
                                                                                            $    50,833
                                                                                            -----------
                                               Total Automobiles & Components               $   204,567
-------------------------------------------------------------------------------------------------------
                                               RETAILING -- 0.2%
                                               Automotive Retail -- 0.2%
EURO  45,550   1.66               AAA/Aaa      E-CARAT, Floating Rate Note, 10/18/18        $    60,543
EURO   7,255   1.71               AAA/NR       Volkswagen Car Lease, Floating Rate Note,
                                               8/21/15                                            9,615
                                                                                            -----------
                                                                                            $    70,158
                                                                                            -----------
                                               Total Retailing                              $    70,158
-------------------------------------------------------------------------------------------------------
                                               BANKS -- 1.5%
                                               Diversified Banks -- 0.0%
      12,852       0.33           NR/Aa1       Wells Fargo Home Equity Trust, Floating
                                               Rate Note, 4/25/37                           $    12,491
-------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- 1.5%
      24,700                       NR/A1       Bombardier Capital Mortgage
                                               Securitization Corp., 6.65%, 4/15/28         $    26,031

The accompanying notes are an integral part of these financial statements.

16    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

----------------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (b)    Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
      79,260                       A/B2        Citicorp Residential Mortgage Securities,
                                               Inc., 5.836%, 7/25/36 (Step)                    $    78,981
       2,922       0.34          BBB/Baa3      Citigroup Mortgage Loan Trust, Inc.,
                                               Floating Rate Note, 1/25/37                           2,857
CAD  133,023                     NR/Aaa       CNH Capital Canada Receivables Trust,
                                               1.694%, 7/15/14 (144A)                              134,754
      17,675       0.61          AAA/Baa2      Countrywide Asset-Backed Certificates,
                                               Floating Rate Note, 1/25/36                          16,767
      29,925       4.46           BBB/Ba1      Countrywide Asset-Backed Certificates,
                                               Floating Rate Note, 10/25/35                         28,812
      27,414       5.07           AAA/B2       Countrywide Asset-Backed Certificates,
                                               Floating Rate Note, 2/25/36                          24,801
      25,388       0.59          BBB/Baa3      Countrywide Home Equity Loan Trust,
                                               Floating Rate Note, 11/15/28                         24,276
      50,000       0.64           AAA/Aa2      First NLC Trust, Floating Rate Note,
                                               9/25/35                                              46,711
       6,119       0.88            A/A2        GSAMP Trust, Floating Rate Note,
                                               3/25/35                                               5,797
       5,176       0.62           AAA/Aa1      GSAMP Trust, Floating Rate Note,
                                               9/25/35                                               5,059
       3,212       0.30           CCC/Ba3      Morgan Stanley ABS Capital I, Floating
                                               Rate Note, 12/25/36                                   1,762
         230       0.29          CCC/Caa2      Morgan Stanley IXIS Real Estate Capital
                                               Trust, Floating Rate Note, 11/25/36                      76
      31,877       0.50           AAA/Aa3      Option One Mortgage Loan Trust, Floating
                                               Rate Note, 11/25/35                                  30,458
      17,919       5.91            AA/A3       Origen Manufactured Housing, Floating
                                               Rate Note, 1/15/35                                   18,777
      18,628       0.68           AA+/A3       Residential Asset Securities Corp., Floating
                                               Rate Note, 8/25/35                                   17,834
                                                                                               -----------
                                                                                               $   463,753
                                                                                               -----------
                                               Total Banks                                     $   476,244
----------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.9%
                                               Other Diversified Financial Services -- 0.2%
       4,967                       NR/NR       DT Auto Owner Trust, 5.92%,
                                               10/15/15 (144A)                                 $     5,030
      44,092                      AAA/A2       Sierra Receivables Funding Co., LLC,
                                               5.84%, 5/20/18 (144A)                                44,172
                                                                                               -----------
                                                                                               $    49,202
----------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- 0.4%
      99,625                     BBB+/Baa1     Dominos Pizza Master Issuer LLC, 5.216%,
                                               1/25/42 (144A)                                  $   103,438
      26,147                      NR/Baa1      Irwin Home Equity Corp., 5.32%,
                                               6/25/35 (Step)                                       24,780

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    17

------------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (b)    Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                               Specialized Finance -- (continued)
       9,559       0.59           AAA/Aaa      New Century Home Equity Loan Trust,
                                               Floating Rate Note, 3/25/35                 $     8,835
                                                                                           -----------
                                                                                           $   137,053
------------------------------------------------------------------------------------------------------
                                               Consumer Finance -- 0.3%
GBP   50,000       1.27           AAA/Aaa      Chester Asset Receivables Dealings,
                                               Floating Rate Note, 4/15/16                 $    79,618
                                                                                           -----------
                                               Total Diversified Financials                $   265,873
------------------------------------------------------------------------------------------------------
                                               TOTAL ASSET BACKED SECURITIES
                                               (Cost $1,011,122)                           $ 1,016,842
------------------------------------------------------------------------------------------------------
                                               COLLATERALIZED MORTGAGE
                                               OBLIGATIONS -- 15.4%
                                               BANKS -- 9.1%
                                               Thrifts & Mortgage Finance -- 9.1%
      23,247                      NR/Ba3       Banc of America Alternative Loan Trust,
                                               5.0%, 7/25/19                               $    23,570
      35,515                       NR/B1       Banc of America Alternative Loan Trust,
                                               5.5%, 11/25/19                                   35,929
      74,872                      NR/Baa2      Banc of America Alternative Loan Trust,
                                               5.5%, 9/25/33                                    76,161
      31,081                     AAA/Baa2      Banc of America Alternative Loan Trust,
                                               5.75%, 4/25/33                                   32,555
      20,262                      NR/Baa3      Banc of America Alternative Loan Trust,
                                               6.0%, 3/25/34                                    20,811
      23,721       0.69            NR/A1       Banc of America Alternative Loan Trust,
                                               Floating Rate Note, 12/25/33                     22,591
      39,286                       B-/NR       Banc of America Funding Corp.,
                                               5.5%, 1/25/36                                    39,026
     104,065                      NR/Ba3       Bayview Commercial Asset Trust,
                                               3.855%, 9/25/37 (Step) (144A)                     9,366
     163,370       3.57           NR/Ba3       Bayview Commercial Asset Trust, Floating
                                               Rate Note, 7/25/37 (144A)                        11,403
      50,000       0.41          BBB+/Aa2      Citigroup Commercial Mortgage Trust,
                                               Floating Rate Note, 4/15/22 (144A)               46,028
     100,000       5.03           NR/Aa1       Citigroup Commercial Mortgage Trust,
                                               Floating Rate Note, 9/20/51 (144A)               98,552
      34,353                      NR/Baa1      Citigroup Mortgage Loan Trust, Inc.,
                                               6.75%, 8/25/34                                   36,597
     100,000                      NR/Aaa       Commercial Mortgage Pass Through
                                               Certificates, 4.063%, 12/10/44                  101,871
      45,094                      AAA/Ba1      Countrywide Alternative Loan Trust,
                                               4.25%, 4/25/34                                   44,899
     105,000                     AAA/Baa2      Countrywide Alternative Loan Trust,
                                               5.0%, 7/25/19                                   106,226

The accompanying notes are an integral part of these financial statements.

18    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

--------------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (b)    Ratings                                                       Value
--------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
      11,151                        BB/B2      Countrywide Alternative Loan Trust,
                                               5.5%, 1/25/35                                 $    11,305
      20,373                        BB/NR      Countrywide Alternative Loan Trust,
                                               5.5%, 8/25/34                                      19,188
      18,490       0.69             B-/NR      Countrywide Alternative Loan Trust,
                                               Floating Rate Note, 8/25/18                        17,249
      26,071       4.82            AAA/Ba1     Countrywide Home Loan Mortgage Pass
                                               Through Trust, Floating Rate Note,
                                               12/25/33                                           24,895
GBP   16,171       2.29            NR/Aaa      Darrowby Plc, Floating Rate Note,
                                               12/20/43                                           26,266
   1,400,000       1.37            BBB/A3      Extended Stay America Trust, Floating Rate
                                               Note, 1/5/16 (144A)                                10,345
      12,489                       CCC/NR      First Horizon Asset Securities, Inc.,
                                               6.0%, 5/25/36                                      12,067
      50,000                       NR/Aaa      GS Mortgage Securities Corp., II,
                                               5.56%, 11/10/39                                    56,678
     103,116       2.75            AAA/NR      GSR Mortgage Loan Trust, Floating Rate
                                               Note, 8/25/33                                     101,732
      35,000                       NR/Aaa      JP Morgan Chase Commercial Mortgage
                                               Securities Corp., 4.171%, 8/15/46                  38,204
      48,755       0.60            NR/Ba1      JP Morgan Chase Commercial Mortgage
                                               Securities Corp., Floating Rate Note,
                                               11/15/18 (144A)                                    40,467
      15,000       5.15            AA+/Aaa     JP Morgan Chase Commercial Mortgage
                                               Securities Corp., Floating Rate Note,
                                               7/12/35                                            15,075
     100,000       4.65           BBB+/Baa1    JP Morgan Chase Commercial Mortgage
                                               Securities Corp., Floating Rate Note,
                                               7/15/28 (144A)                                     98,186
      22,012                       BBB/Ba2     JP Morgan Mortgage Trust,
                                               6.0%, 9/25/34                                      22,503
      18,321       4.89            AAA/A2      JP Morgan Mortgage Trust, Floating Rate
                                               Note, 2/25/34                                      18,478
      15,750       4.44            AAA/A3      JP Morgan Mortgage Trust, Floating Rate
                                               Note, 2/25/35                                      15,791
     179,296       3.06            AAA/NR      JP Morgan Mortgage Trust, Floating Rate
                                               Note, 5/25/34                                     175,000
      34,000       5.62            BBB+/NR     LB-UBS Commercial Mortgage Trust,
                                               Floating Rate Note, 10/15/35 (144A)                33,581
      13,292       5.41            AAA/Aaa     Lehman Brothers Small Balance
                                               Commercial, Floating Rate Note,
                                               12/25/36 (144A)                                    13,147
       9,330                        A-/NR      MASTR Alternative Loans Trust,
                                               4.5%, 1/25/15                                       9,321

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    19

---------------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (b)    Ratings                                                        Value
---------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
      10,091                        B+/NR      MASTR Alternative Loans Trust,
                                               5.5%, 10/25/19                                 $    10,353
      22,095                       AAA/NR      MASTR Alternative Loans Trust,
                                               5.5%, 2/25/35                                       21,792
      57,646                        B/NR       MASTR Alternative Loans Trust,
                                               6.0%, 7/25/34                                       57,359
      77,987       6.80             A-/NR      MASTR Seasoned Securities Trust, Floating
                                               Rate Note, 9/25/32                                  81,957
       5,181                       AAA/Aaa     Merrill Lynch Mortgage Trust,
                                               4.556%, 6/12/43                                      5,194
      27,676       0.70           AAA/Baa2     MLCC Mortgage Investors, Inc., Floating
                                               Rate Note, 3/25/30                                  24,177
      20,303       0.47            AAA/A3      MLCC Mortgage Investors, Inc., Floating
                                               Rate Note, 4/25/29                                  18,036
     100,000                        NR/NR      Morgan Stanley Reremic Trust, 5.0%,
                                               11/26/36 (144A)                                     96,915
GBP  117,680       1.48            AAA/NR      Paragon Secured Finance Plc, Floating
                                               Rate Note, 11/15/35                                169,597
       8,624                        B+/B2      RAAC Series, 6.0%, 1/25/32                           8,801
AUD   82,791       4.96            AAA/A1      Rams Mortgage Securities Pty, Ltd.,
                                               Floating Rate Note, 7/21/35                         82,190
      20,781                        B-/NR      Residential Asset Securitization Trust,
                                               5.5%, 2/25/35                                       20,897
      23,053                        B/NR       Residential Asset Securitization Trust,
                                               5.5%, 7/25/35                                       20,873
      37,833                       BBB+/NR     Residential Asset Securitization Trust,
                                               5.75%, 12/25/34                                     38,765
      75,798                        BB/NR      Residential Funding Mortgage Securities,
                                               Inc., 5.25%, 8/25/35                                75,637
      26,130       0.46            AAA/Ba3     Sequoia Mortgage Trust, Floating Rate
                                               Note, 3/20/35                                       22,695
      67,059       2.87            AAA/A3      Structured Asset Securities Corp., Floating
                                               Rate Note, 10/25/33                                 65,265
      50,000                       AAA/Aa1     Timberstar Trust, 5.668%,
                                               10/15/36 (144A)                                     55,882
   5,577,722       0.14            AAA/Aaa     Wachovia Bank Commercial Mortgage
                                               Trust, Floating Rate Note, 6/15/45                   3,977
      92,368       2.45             AA/NR      WaMu Mortgage Pass Through Certificates,
                                               Floating Rate Note, 1/25/35                         89,140
      69,642       2.59            AA+/Ba3     WaMu Mortgage Pass Through Certificates,
                                               Floating Rate Note, 6/25/34                         68,762
       2,109       2.48             CC/NR      WaMu Mortgage Pass Through Certificates,
                                               Floating Rate Note, 9/25/35                          2,079
      90,922                       NR/Aaa      Wells Fargo Commercial Mortgage Trust,
                                               3.349%, 11/15/43 (144A)                             95,302

The accompanying notes are an integral part of these financial statements.

20    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

--------------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (b)    Ratings                                                       Value
--------------------------------------------------------------------------------------------------------
                                               Thrifts & Mortgage Finance -- (continued)
      13,953                     AAA/Baa3      Wells Fargo Mortgage Backed Securities
                                               Trust, 4.75%, 12/25/18                        $    14,401
      21,311                      AAA/A1       Wells Fargo Mortgage Backed Securities
                                               Trust, 5.0%, 11/25/36                              22,211
      18,951                      BB-/B1       Wells Fargo Mortgage Backed Securities
                                               Trust, 5.5%, 10/25/35                              19,187
      49,557                       NR/B1       Wells Fargo Mortgage Backed Securities
                                               Trust, 5.75%, 3/25/36                              49,005
      18,443                      CCC/B1       Wells Fargo Mortgage Backed Securities
                                               Trust, 6.0%, 8/25/36                               18,411
      22,361            2.64      BBB-/B1      Wells Fargo Mortgage Backed Securities
                                               Trust, Floating Rate Note, 3/25/35                 21,699
      50,000                      BBB/NR       WFDB Commercial Mortgage Trust,
                                               5.914%, 7/5/24 (144A)                              51,582
                                                                                             -----------
                                                                                             $ 2,797,204
                                                                                             -----------
                                               Total Banks                                   $ 2,797,204
--------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 4.3%
                                               Other Diversified Financial Services -- 2.2%
      19,219                       A+/NR       Banc of America Mortgage Securities, Inc.,
                                               5.5%, 11/25/34                                $    20,073
      30,552                      AAA/NR       Banc of America Mortgage Securities, Inc.,
                                               5.75%, 1/25/35                                     31,299
      14,451            2.75      AAA/NR       Banc of America Mortgage Securities, Inc.,
                                               Floating Rate Note, 6/25/34                        14,369
      10,219            5.06      AA-/NR       Banc of America Mortgage Securities, Inc.,
                                               Floating Rate Note, 9/25/35                         9,843
       6,761                       NR/B1       Citicorp Mortgage Securities, Inc.,
                                               5.0%, 2/25/36                                       6,898
     100,000            5.57      NR/Aa2       DBUBS Mortgage Trust, Floating Rate
                                               Note, 8/10/44 (144A)                              107,872
GBP   49,795            1.32      AA+/Aaa      Epic Plc, Floating Rate Note, 10/28/16             77,194
     178,022                      AAA/NR       Residential Accredit Loans, Inc.,
                                               4.0%, 3/25/34                                     181,686
      49,328                      AAA/Ba1      Residential Accredit Loans, Inc.,
                                               4.25%, 1/25/34                                     49,943
      45,988                      NR/Ba1       Residential Accredit Loans, Inc.,
                                               5.0%, 9/25/19                                      46,120
      15,883                       NR/B3       Residential Accredit Loans, Inc.,
                                               5.5%, 12/25/34                                     16,030
      53,133                      AAA/NR       Residential Accredit Loans, Inc.,
                                               6.0%, 10/25/34                                     53,718
      20,788            0.79      AAA/Ba1      Residential Accredit Loans, Inc., Floating
                                               Rate Note, 1/25/34                                 19,788

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    21

---------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                                Other Diversified Financial Services -- (continued)
          33,528    0.79           NR/Baa1      Residential Accredit Loans, Inc., Floating
                                                Rate Note, 10/25/17                           $    31,459
                                                                                              -----------
                                                                                              $   666,292
---------------------------------------------------------------------------------------------------------
                                                Specialized Finance -- 2.0%
           2,354                   AAA/NR       CW Capital Cobalt, Ltd.,
                                                5.174%, 8/15/48                               $     2,350
CAD      250,000   4.74            NR/Aaa       Merrill Lynch Financial Assets, Inc.,
                                                Floating Rate Note, 1/12/40                       270,059
CAD      199,159   4.71            AAA/Aaa      Merrill Lynch Financial Assets, Inc.,
                                                Floating Rate Note, 3/12/49                       205,150
EURO     100,000   2.01            AAA/Aaa      Permanent Master Issuer Plc, Floating Rate
                                                Note, 7/15/42                                     132,305
                                                                                              -----------
                                                                                              $   609,864
---------------------------------------------------------------------------------------------------------
                                                Investment Banking & Brokerage -- 0.1%
          50,000    5.94           BB+/A3       Bear Stearns Commercial Mortgage
                                                Securities, Floating Rate Note, 9/11/38       $    44,268
                                                                                              -----------
                                                Total Diversified Financials                  $ 1,320,424
---------------------------------------------------------------------------------------------------------
                                                REAL ESTATE -- 1.0%
                                                Mortgage REIT's -- 1.0%
          14,648    1.59           AA+/Aa2      Credit Suisse First Boston Mortgage
                                                Securities Corp., Floating Rate Note,
                                                12/25/33                                      $    13,892
          50,000    6.45           CCC-/B3      Credit Suisse First Boston Mortgage
                                                Securities Corp., Floating Rate Note,
                                                9/15/34 (144A)                                     33,677
          25,000    4.49            NR/A3       FREMF Mortgage Trust, Floating Rate Note,
                                                1/25/46 (144A)                                     24,765
          25,000    4.94            NR/A3       FREMF Mortgage Trust, Floating Rate Note,
                                                4/25/44 (144A)                                     25,555
          50,000    5.05            NR/A3       FREMF Mortgage Trust, Floating Rate Note,
                                                7/25/44 (144A)                                     52,364
          25,000    4.44            A+/NR       FREMF Mortgage Trust, Floating Rate Note,
                                                7/25/48 (144A)                                     25,490
          75,000    4.31           NR/Baa2      FREMF Mortgage Trust, Floating Rate Note,
                                                9/25/44 (144A)                                     67,168
          45,000    5.33            NR/NR       FREMF Mortgage Trust, Floating Rate Note,
                                                9/25/45 (144A)                                     47,361
                                                                                              -----------
                                                                                              $   290,272
                                                                                              -----------
                                                Total Real Estate                             $   290,272
---------------------------------------------------------------------------------------------------------
                                                GOVERNMENT -- 1.0%
         115,569                    NR/NR       Fannie Mae REMICS, 6.0%, 3/25/35              $   124,714
          14,102                    NR/NR       Fannie Mae REMICS, 6.25%, 6/25/44                  14,109

The accompanying notes are an integral part of these financial statements.

22    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

----------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (b)    Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                            Government -- (continued)
      45,625                    NR/NR       Freddie Mac REMICS, 5.5%, 2/15/33            $    46,969
      50,000                    NR/NR       Government National Mortgage
                                            Association, 4.5%, 9/20/39                        56,320
     961,677    0.68            NR/NR       Government National Mortgage
                                            Association, Floating Rate Note,
                                            11/16/51                                          43,282
     299,355    1.10            NR/NR       Government National Mortgage
                                            Association, Floating Rate Note, 8/16/52          24,248
                                                                                         -----------
                                                                                         $   309,642
                                                                                         -----------
                                            Total Government                             $   309,642
----------------------------------------------------------------------------------------------------
                                            TOTAL COLLATERALIZED MORTGAGE
                                            OBLIGATIONS
                                            (Cost $4,700,553)                            $ 4,717,542
----------------------------------------------------------------------------------------------------
                                            CORPORATE BONDS -- 28.0%
                                            ENERGY -- 4.2%
                                            Oil & Gas Drilling -- 0.1%
      25,000                  BBB+/Baa1     Pride International, Inc.,
                                            6.875%, 8/15/20                              $    30,787
----------------------------------------------------------------------------------------------------
                                            Oil & Gas Equipment & Services -- 0.3%
      50,000                   BB/Ba3       Exterran Holdings, Inc., 7.25%, 12/1/18      $    48,000
      25,000                  BBB/Baa2      Weatherford International, Ltd., Bermuda,
                                            5.95%, 4/15/42                                    25,925
      25,000                  BBB/Baa2      Weatherford International, Ltd., Bermuda,
                                            9.625%, 3/1/19                                    33,072
                                                                                         -----------
                                                                                         $   106,997
----------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- 1.4%
      10,000                  BBB+/Baa1     Canadian Natural Resources, Ltd.,
                                            5.9%, 2/1/18                                 $    11,938
      50,000                    B/B3        Carrizo Oil & Gas, Inc., 8.625%,
                                            10/15/18                                          53,000
     100,000                    B-/B3       Chaparral Energy, Inc., 8.25%, 9/1/21            106,500
      90,000                    B/B2        Linn Energy LLC, 6.25%, 11/1/19 (144A)            88,650
      51,000                    B/B2        Linn Energy LLC, 8.625%, 4/15/20                  55,718
      23,000                  BBB/Baa2      Marathon Oil Corp., 5.9%, 3/15/18                 27,089
      70,000                   BB-/B1       Plains Exploration & Production Co.,
                                            6.75%, 2/1/22                                     72,800
                                                                                         -----------
                                                                                         $   415,695
----------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining & Marketing -- 0.3%
      40,000                    A/A2        Motiva Enterprises LLC, 5.75%,
                                            1/15/20 (144A)                               $    46,688
      25,000                  BBB/Baa2      Spectra Energy Capital LLC, 6.2%,
                                            4/15/18                                           29,402

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    23

---------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (b)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining & Marketing -- (continued)
      21,000                  BBB/Baa2      Valero Energy Corp., 9.375%, 3/15/19        $    27,769
                                                                                        -----------
                                                                                        $   103,859
---------------------------------------------------------------------------------------------------
                                            Oil & Gas Storage & Transportation -- 1.4%
      25,000                  BBB/Baa3      Buckeye Partners LP, 6.05%, 1/15/18         $    28,418
      25,000                  BBB/Baa2      DCP Midstream LLC, 9.75%,
                                            3/15/19 (144A)                                   32,342
      65,000         7.00     BB+/Baa3      Enterprise Products Operating LLC,
                                            Floating Rate Note, 6/1/67                       65,162
      50,000                    NR/B2       Everest Acquisition LLC, 9.375%,
                                            5/1/20 (144A)                                    53,250
      70,000                  BBB/Baa2      Kinder Morgan Energy Partners LP,
                                            4.15%, 3/1/22                                    71,615
      10,000                  BBB/Baa2      Kinder Morgan Energy Partners LP,
                                            5.95%, 2/15/18                                   11,641
      25,000                  BBB-/Baa2     Plains All American Pipeline LP,
                                            6.125%, 1/15/17                                  29,162
      10,000                    A/A3        Questar Pipeline Co., 5.83%, 2/1/18              11,824
      30,000                   BB/Ba1       Rockies Express Pipeline LLC, 5.625%,
                                            4/15/20 (144A)                                   27,000
      10,000                  BBB/Baa2      Spectra Energy Capital LLC, 6.75%,
                                            7/15/18                                          11,705
      60,000                  BBB/Baa2      Sunoco Logistics Partners Operations LP,
                                            6.1%, 2/15/42                                    64,235
      13,000                  BBB-/Baa3     The Williams Companies, Inc.,
                                            7.75%, 6/15/31                                   15,889
                                                                                        -----------
                                                                                        $   422,243
---------------------------------------------------------------------------------------------------
                                            Coal & Consumable Fuels -- 0.7%
      45,000                   BB/Ba3       Alpha Natural Resources, Inc.,
                                            6.0%, 6/1/19                                $    42,075
      25,000                   BB-/B1       Berau Coal Energy Tbk PT, 7.25%,
                                            3/13/17 (144A)                                   24,938
     150,000                   BB+/Ba1      Peabody Energy Corp., 6.0%,
                                            11/15/18 (144A)                                 152,250
                                                                                        -----------
                                                                                        $   219,263
                                                                                        -----------
                                            Total Energy                                $ 1,298,844
---------------------------------------------------------------------------------------------------
                                            MATERIALS -- 1.2%
                                            Commodity Chemicals -- 0.3%
      70,000                   BB/Ba2       NOVA Chemicals Corp., 8.375%, 11/1/16       $    77,700
---------------------------------------------------------------------------------------------------
                                            Specialty Chemicals -- 0.1%
      25,000                  BBB/Baa2      Cytec Industries, Inc., 8.95%, 7/1/17       $    31,232
---------------------------------------------------------------------------------------------------
                                            Construction Materials -- 0.1%
      30,000                  BBB/Baa2      Holcim US Finance Sarl & Cie SCS, 6.0%,
                                            12/30/19 (144A)                             $    31,877
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

Principal       Floating    S&P/Moody's
Amount ($)      Rate (b)    Ratings                                                     Value
                                            Aluminum -- 0.1%
      25,000                  BBB-/Baa3     Alcoa, Inc., 6.15%, 8/15/20                 $    27,256
---------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining -- 0.1%
      35,000                  BBB-/Baa3     AngloGold Ashanti Holdings Plc,
                                            5.375%, 4/15/20                             $    36,634
---------------------------------------------------------------------------------------------------
                                            Steel -- 0.5%
      30,000                  BBB-/Baa3     ArcelorMittal, 6.125%, 6/1/18               $    31,619
      25,000                   BB+/Ba2      Commercial Metals Co., 7.35%, 8/15/18            26,062
     100,000                    NR/B2       Metinvest BV, 10.25%, 5/20/15 (144A)             99,250
                                                                                        -----------
                                                                                        $   156,931
                                                                                        -----------
                                            Total Materials                             $   361,630
---------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 1.4%
                                            Aerospace & Defense -- 0.1%
      30,000                   BB/Ba2       Esterline Technologies Corp.,
                                            6.625%, 3/1/17                              $    31,012
                                            Building Products -- 0.4%
      25,000                  BBB-/Ba2      Masco Corp., 5.95%, 3/15/22                 $    25,436
      85,000                  BBB-/Ba2      Masco Corp., 7.125%, 3/15/20                     91,942
                                                                                        -----------
                                                                                        $   117,378
---------------------------------------------------------------------------------------------------
                                            Electrical Components & Equipment -- 0.3%
      75,000                   B+/Ba2       Belden, Inc., 7.0%, 3/15/17                 $    77,062
      25,000                    B/B2        WireCo WorldGroup, Inc., 9.5%, 5/15/17           25,812
                                                                                        -----------
                                                                                        $   102,874
---------------------------------------------------------------------------------------------------
                                            Industrial Conglomerates -- 0.1%
      10,000                    A-/A3       Tyco International Finance SA,
                                            8.5%, 1/15/19                               $    13,106
---------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery &
                                            Heavy Trucks -- 0.1%
      10,000                   A/Baa1       Cummins, Inc., 6.75%, 2/15/27               $    12,120
---------------------------------------------------------------------------------------------------
                                            Industrial Machinery -- 0.1%
      15,000                  BBB+/Baa1     Ingersoll-Rand Global Holding Co., Ltd.,
                                            9.5%, 4/15/14                               $    17,240
      20,000                  BBB-/Baa3     Valmont Industries, Inc.,
                                            6.625%, 4/20/20                                  23,364
                                                                                        -----------
                                                                                        $    40,604
---------------------------------------------------------------------------------------------------
                                            Trading Companies & Distributors -- 0.3%
      55,000                   BBB-/NR      Aviation Capital Group Corp., 6.75%,
                                            4/6/21 (144A)                               $    54,417
      40,000                  BBB/Baa2      GATX Corp., 6.0%, 2/15/18                        44,834
                                                                                        -----------
                                                                                        $    99,251
                                                                                        -----------
                                            Total Capital Goods                         $   416,345
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    25

----------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (b)    Ratings                                                   Value
----------------------------------------------------------------------------------------------------
                                               TRANSPORTATION -- 0.9%
                                               Air Freight & Logistics -- 0.2%
         75,000                   B+/Ba3       CEVA Group Plc, 8.375%,
                                               12/1/17 (144A)                            $    74,625
----------------------------------------------------------------------------------------------------
                                               Airlines -- 0.6%
        145,572                  BBB-/Baa3     American Airlines 2011-2 Class A Pass
                                               Through Trust, 8.625%, 10/15/21           $   153,578
         14,298                   A-/Baa2      Delta Air Lines 2010-2 Class A Pass
                                               Through Trust, 4.95%, 5/23/19                  15,299
                                                                                         -----------
                                                                                         $   168,877
----------------------------------------------------------------------------------------------------
                                               Railroads -- 0.1%
         25,000                   BBB+/A3      Burlington Northern Santa Fe LLC,
                                               5.75%, 3/15/18                            $    29,918
                                                                                         -----------
                                               Total Transportation                      $   273,420
----------------------------------------------------------------------------------------------------
                                               AUTOMOBILES & COMPONENTS -- 0.9%
                                               Auto Parts & Equipment -- 0.5%
        100,000                    B+/B2       Pittsburgh Glass Works LLC, 8.5%,
                                               4/15/16 (144A)                            $    98,500
         50,000                    B+/B1       Tower Automotive Holdings USA LLC,
                                               10.625%, 9/1/17 (144A)                         53,688
                                                                                         -----------
                                                                                         $   152,188
----------------------------------------------------------------------------------------------------
                                               Automobile Manufacturers -- 0.4%
 AUD    100,000                    A/A2        BMW Australia Finance, Ltd.,
                                               6.5%, 2/28/14                             $   107,572
         10,000                  BBB+/Baa1     Nissan Motor Acceptance Corp.,
                                               4.5%, 1/30/15 (144A)                           10,711
                                                                                         -----------
                                                                                         $   118,283
                                                                                         -----------
                                               Total Automobiles & Components            $   270,471
----------------------------------------------------------------------------------------------------
                                               CONSUMER DURABLES & APPAREL -- 0.2%
                                               Homebuilding -- 0.1%
         50,000                   NR/Ba3       Desarrolladora Homex SAB de CV, 9.5%,
                                               12/11/19 (144A)                           $    51,625
----------------------------------------------------------------------------------------------------
                                               Household Appliances -- 0.1%
         25,000                  BBB-/Baa3     Whirlpool Corp., 5.5%, 3/1/13             $    25,845
                                                                                         -----------
                                               Total Consumer Durables & Apparel         $    77,470
----------------------------------------------------------------------------------------------------
                                               CONSUMER SERVICES -- 0.8%
                                               Casinos & Gaming -- 0.1%
         25,000                  BBB/Baa2      International Game Technology,
                                               7.5%, 6/15/19                             $    29,698
----------------------------------------------------------------------------------------------------
                                               Education Services -- 0.7%
         25,000                   AAA/Aaa      Massachusetts Institute of Technology,
                                               5.6%, 7/1/11                              $    33,044

The accompanying notes are an integral part of these financial statements.

26    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

----------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (b)    Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                            Education Services -- (continued)
      30,000                   AAA/Aaa      Stanford University, 4.75%, 5/1/19           $    35,424
      75,000                   AA-/NR       Tufts University, 5.017%, 4/15/12                 80,686
      50,000                   AAA/Aaa      Yale University, 2.9%, 10/15/14                   52,780
                                                                                         -----------
                                                                                         $   201,934
                                                                                         -----------
                                            Total Consumer Services                      $   231,632
----------------------------------------------------------------------------------------------------
                                            MEDIA -- 0.3%
                                            Broadcasting -- 0.2%
      50,000                    B-/B3       Telesat Canada, 12.5%, 11/1/17               $    56,000
----------------------------------------------------------------------------------------------------
                                            Cable & Satellite -- 0.1%
      25,000                  BBB+/Baa1     British Sky Broadcasting Group Plc, 6.1%,
                                            2/15/18 (144A)                               $    29,506
      10,000                  BBB/Baa2      Time Warner Cable, Inc., 8.25%, 4/1/19            13,025
       5,000                  BBB/Baa2      Time Warner Cable, Inc., 8.75%, 2/14/19            6,602
                                                                                         -----------
                                                                                         $    49,133
                                                                                         -----------
                                            Total Media                                  $   105,133
----------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.2%
                                            Internet Retail -- 0.2%
      50,000                  BBB-/Ba1      Expedia, Inc., 5.95%, 8/15/20                $    52,271
                                                                                         -----------
                                            Total Retailing                              $    52,271
----------------------------------------------------------------------------------------------------
                                            FOOD & STAPLES RETAILING -- 0.0%
                                            Drug Retail -- 0.0%
      14,561                  BBB+/Baa2     CVS Pass-Through Trust, 5.773%,
                                            1/10/33 (144A)                               $    15,993
                                                                                         -----------
                                            Total Food & Staples Retailing               $    15,993
----------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 1.0%
                                            Brewers -- 0.1%
      20,000                    A-/A3       Anheuser-Busch InBev Worldwide, Inc.,
                                            7.75%, 1/15/19                               $    26,461
----------------------------------------------------------------------------------------------------
                                            Agricultural Products -- 0.2%
      50,000                  BBB-/Ba1      Viterra, Inc., 5.95%, 8/1/20 (144A)          $    55,252
----------------------------------------------------------------------------------------------------
                                            Packaged Foods & Meats -- 0.7%
      45,000                  BBB-/Baa2     Kraft Foods, Inc., 6.5%, 2/9/40              $    56,590
     150,000                    B+/B1       Post Holdings, Inc., 7.375%,
                                            2/15/22 (144A)                                   156,000
                                                                                         -----------
                                                                                         $   212,590
                                                                                         -----------
                                            Total Food, Beverage & Tobacco               $   294,303
----------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                            Health Care Facilities -- 0.2%
      10,000                   BB/Ba3       HCA, Inc., 8.5%, 4/15/19                     $    11,219

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    27

-------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------
                                                Health Care Facilities -- (continued)
        50,000                      B-/B3       Health Management Associates, Inc.,
                                                7.375%, 1/15/20 (144A)                      $    52,062
                                                                                            -----------
                                                                                            $    63,281
-------------------------------------------------------------------------------------------------------
                                                Managed Health Care -- 0.3%
       100,000                     BB+/Ba3      Amerigroup Corp., 7.5%, 11/15/19            $   109,000
-------------------------------------------------------------------------------------------------------
                                                Health Care Technology -- 0.3%
        75,000                      B-/B3       MedAssets, Inc., 8.0%, 11/15/18             $    78,375
                                                                                            -----------
                                                Total Health Care Equipment & Services      $   250,656
-------------------------------------------------------------------------------------------------------
                                                PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                                                SCIENCES -- 0.1%
                                                Biotechnology -- 0.1%
        25,000                    BBB+/Baa2     Biogen Idec, Inc., 6.0%, 3/1/13             $    26,031
                                                                                            -----------
                                                Total Pharmaceuticals, Biotechnology &
                                                Life Sciences                               $    26,031
-------------------------------------------------------------------------------------------------------
                                                BANKS -- 5.1%
                                                Diversified Banks -- 3.0%
NOK    250,000                     AAA/Aaa      Asian Development Bank,
                                                3.375%, 5/20/14                             $    44,873
EURO    50,000                     NR/Aaa       AXA Bank Europe SCF, 3.5%, 11/5/20               68,272
AUD    100,000                     AA/Aaa       Cooperatieve Centrale Raiffeisen-
                                                Boerenleenbank BA Australia, 6.0%,
                                                10/29/15                                        107,694
TRY     40,000                     AA/Aaa       Cooperatieve Centrale Raiffeisen-
                                                Boerenleenbank BA Netherlands, 3/3/15            17,896
EURO    50,000                     NR/Aaa       Cooperatieve Centrale Raiffeisen-
                                                Boerenleenbank BA Netherlands,
                                                6.875%, 3/19/20                                  63,734
AUD     50,000                     AAA/Aaa      Inter-American Development Bank,
                                                6.5%, 8/20/19                                    58,412
NOK  1,500,000                     AAA/Aaa      International Bank for Reconstruction &
                                                Development, 3.25%, 4/14/14                     268,206
AUD    185,000                     AAA/Aaa      International Bank for Reconstruction &
                                                Development, 5.75%, 10/21/19                    207,514
       100,000                       BBB+/A2      Intesa Sanpaolo S.p.A., 6.5%,
                                                2/24/21 (144A)                                   90,856
                                                                                            -----------
                                                                                            $   927,457
-------------------------------------------------------------------------------------------------------
                                                Regional Banks -- 1.5%
        70,000                    BB+/Baa3      Capital One Capital VI, 8.875%, 5/15/40     $    71,574
        25,000                      A/A1        Mellon Funding Corp., 5.5%, 11/15/18             28,617
        65,000             8.25   BBB/Baa3      PNC Financial Services Group, Inc.,
                                                Floating Rate Note, 5/29/49 (Perpetual)          67,407
       115,000             6.75   BBB/Baa3      PNC Financial Services Group, Inc.,
                                                Floating Rate Note, 7/29/49 (Perpetual)         120,540

The accompanying notes are an integral part of these financial statements.

28    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                          Value
------------------------------------------------------------------------------------------------------------
                                                Regional Banks -- (continued)
       150,000      5.46          BBB+/Baa1     State Street Capital Trust III, Floating Rate
                                                Note, 1/29/49 (Perpetual)                        $   150,588
        20,000                      A+/A1       Wachovia Bank NA, 6.0%, 11/15/17                      23,303
                                                                                                 -----------
                                                                                                 $   462,029
------------------------------------------------------------------------------------------------------------
                                                Thrifts & Mortgage Finance -- 0.6%
GBP    100,000                     AAA/Aaa      Cie de Financement Foncier SA,
                                                4.625%, 12/28/12                                 $   165,405
                                                                                                 -----------
                                                Total Banks                                      $ 1,554,891
------------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 3.6%
                                                Other Diversified Financial Services -- 0.6%
        20,000                    BBB+/Baa2     Alterra Finance LLC, 6.25%, 9/30/20              $    21,464
TRY     65,000                     AAA/Aaa      European Investment Bank, 0.00%,
                                                3/2/15                                                29,458
        25,000                      A/Aa3       JPMorgan Chase & Co., 6.0%, 1/15/18                   28,886
       100,000      7.90          BBB/Baa1      JPMorgan Chase & Co., Floating Rate
                                                Note, 4/29/49 (Perpetual)                            109,564
                                                                                                 -----------
                                                                                                 $   189,372
------------------------------------------------------------------------------------------------------------
                                                Specialized Finance -- 0.4%
        91,000                    BBB/Baa3      Cantor Fitzgerald LP, 7.875%,
                                                10/15/19 (144A)                                  $    91,552
        10,000                      A+/A1       National Rural Utilities Cooperative
                                                Finance Corp., 5.45%, 2/1/18                          11,797
                                                                                                 -----------
                                                                                                 $   103,349
------------------------------------------------------------------------------------------------------------
                                                Consumer Finance -- 0.8%
        35,000                      A+/A1       American Honda Finance Corp.,
                                                6.7%, 10/1/13 (144A)                             $    37,633
CNY  1,000,000                      A/A2        Caterpillar Financial Services Corp.,
                                                1.35%, 7/12/13                                       155,813
        25,000                      A/A2        Caterpillar Financial Services Corp.,
                                                7.05%, 10/1/18                                        32,056
        30,000                     CCC/B3       Springleaf Finance Corp.,
                                                6.9%, 12/15/17                                        24,488
                                                                                                 -----------
                                                                                                 $   249,990
------------------------------------------------------------------------------------------------------------
                                                Asset Management & Custody Banks -- 0.1%
        25,000                        A-/A3     Eaton Vance Corp., 6.5%, 10/2/17                 $    28,588
------------------------------------------------------------------------------------------------------------
                                                Investment Banking & Brokerage -- 1.7%
       110,000      5.79          BB+/Baa2      Goldman Sachs Capital II, Floating Rate
                                                Note, 6/1/43                                     $    75,625
        35,000                    BBB/Baa2      Jefferies Group, Inc., 5.125%, 4/13/18                34,169
        50,000                    BBB/Baa2      Jefferies Group, Inc., 6.875%, 4/15/21                49,812
        25,000                    BBB/Baa2      Jefferies Group, Inc., 8.5%, 7/15/19                  27,625
        10,000                     BBB/A3       Macquarie Group, Ltd., 6.0%,
                                                1/14/20 (144A)                                         9,979

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    29

------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (b)    Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- (continued)
      50,000                   A-/Baa1      Merrill Lynch & Co., Inc., 5.45%, 2/5/13       $    51,368
     100,000                  BBB+/Baa2     Merrill Lynch & Co., Inc., 7.75%, 5/14/38          110,742
      10,000                    A-/A2       Morgan Stanley, 5.5%, 1/26/20                        9,775
      45,000                    A-/A2       Morgan Stanley, 6.625%, 4/1/18                      47,036
      25,000                  BBB/Baa2      Raymond James Financial, Inc.,
                                            4.25%, 4/15/16                                      26,031
      90,000                   NR/Baa3      Scottrade Financial Services, Inc.,
                                            6.125%, 7/11/21 (144A)                              90,115
                                                                                           -----------
                                                                                           $   532,277
                                                                                           -----------
                                            Total Diversified Financials                   $ 1,103,576
------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 1.9%
                                            Life & Health Insurance -- 0.7%
      35,000                  BBB/Baa3      Delphi Financial Group, Inc.,
                                            7.875%, 1/31/20                                $    41,427
      15,000                   A-/Baa2      Lincoln National Corp., 8.75%, 7/1/19               19,187
      25,000         6.05      BBB/Ba1      Lincoln National Corp., Floating Rate Note,
                                            4/20/67                                             23,250
      35,000                  BBB/Baa2      MetLife, Inc., 10.75%, 8/1/39                       48,650
      45,000                   A-/Baa2      Protective Life Corp., 7.375%, 10/15/19             51,084
      25,000                   A/Baa2       Prudential Financial, Inc.,
                                            5.15%, 1/15/13                                      25,760
                                                                                           -----------
                                                                                           $   209,358
------------------------------------------------------------------------------------------------------
                                            Multi-line Insurance -- 0.3%
      40,000                  BBB/Baa3      Genworth Financial, Inc., 7.2%, 2/15/21        $    38,420
      45,000         7.00      BB/Baa3      Liberty Mutual Group, Inc., Floating Rate
                                            Note, 3/15/37 (144A)                                40,500
                                                                                           -----------
                                                                                           $    78,920
------------------------------------------------------------------------------------------------------
                                            Property & Casualty Insurance -- 0.7%
      95,000         7.51      BB+/Ba2      Sirius International Group, Ltd., Floating
                                            Rate Note, 5/29/49 (Perpetual) (144A)          $    90,688
      70,000         6.50     BBB/Baa1      The Allstate Corp., Floating Rate Note,
                                            5/15/57                                             68,425
      50,000                  BBB-/Baa3     The Hanover Insurance Group, Inc.,
                                            7.5%, 3/1/20                                        57,434
                                                                                           -----------
                                                                                           $   216,547
------------------------------------------------------------------------------------------------------
                                            Reinsurance -- 0.2%
      40,000                   BBB/NR       Platinum Underwriters Finance, Inc.,
                                            7.5%, 6/1/17                                   $    43,059
      35,000         6.75     BBB-/Baa3     Reinsurance Group of America, Inc.,
                                            Floating Rate Note, 12/15/65                        32,386
                                                                                           -----------
                                                                                           $    75,445
                                                                                           -----------
                                            Total Insurance                                $   580,270
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

-------------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (b)    Ratings                                                      Value
-------------------------------------------------------------------------------------------------------
                                               REAL ESTATE -- 1.0%
                                               Diversified REIT's -- 0.2%
         40,000                  BBB+/Baa1     Dexus Property Group, 7.125%,
                                               10/15/14 (144A)                              $    43,511
         20,000                  BBB/Baa2      Digital Realty Trust LP, 4.5%, 7/15/15            21,015
         10,000                  BBB/Baa2      Digital Realty Trust LP, 5.875%, 2/1/20           11,017
                                                                                            -----------
                                                                                            $    75,543
-------------------------------------------------------------------------------------------------------
                                               Office REIT's -- 0.2%
         20,000                  BBB-/Baa2     Alexandria Real Estate Equities, Inc.,
                                               4.6%, 4/1/22                                 $    20,084
         25,000                  BBB/Baa2      Mack-Cali Realty LP, 5.125%, 2/15/14              26,131
                                                                                            -----------
                                                                                            $    46,215
-------------------------------------------------------------------------------------------------------
                                               Retail REIT's -- 0.1%
         35,000                  BB+/Baa3      DDR Corp., 7.5%, 4/1/17                      $    40,141
-------------------------------------------------------------------------------------------------------
                                               Specialized REIT's -- 0.4%
         10,000                  BBB-/Baa2     Health Care Real Estate Investment Trust,
                                               Inc., 6.2%, 6/1/16                           $    11,093
         25,000                  BBB-/Baa3     Healthcare Realty Trust, Inc.,
                                               6.5%, 1/17/17                                     27,586
         25,000                  BBB-/Baa2     Hospitality Properties Trust,
                                               7.875%, 8/15/14                                   27,359
         45,000                  BBB-/Baa3     Senior Housing Properties Trust,
                                               6.75%, 4/15/20                                    48,267
                                                                                            -----------
                                                                                            $   114,305
-------------------------------------------------------------------------------------------------------
                                               Diversified Real Estate Activities -- 0.1%
         35,000                    A-/A2       WEA Finance LLC, 7.125%,
                                               4/15/18 (144A)                               $    41,593
                                                                                            -----------
                                               Total Real Estate                            $   317,797
-------------------------------------------------------------------------------------------------------
                                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                               Communications Equipment -- 0.5%
        150,000                    B/B3        CommScope, Inc., 8.25%,
                                               1/15/19 (144A)                               $   160,125
                                                                                            -----------
                                               Total Technology Hardware & Equipment        $   160,125
-------------------------------------------------------------------------------------------------------
                                               SEMICONDUCTORS & SEMICONDUCTOR
                                               EQUIPMENT -- 0.1%
                                               Semiconductor Equipment -- 0.1%
         25,000                  BBB/Baa1      KLA-Tencor Corp., 6.9%, 5/1/18               $    30,250
                                                                                            -----------
                                               Total Semiconductors &
                                               Semiconductor Equipment                      $    30,250
-------------------------------------------------------------------------------------------------------
                                               TELECOMMUNICATION SERVICES -- 2.6%
                                               Integrated Telecommunication Services -- 1.6%
 CHF      40,000                 BBB+/Baa1     Deutsche Telekom AG, 3.75%, 4/22/14          $    46,749

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    31

-------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------
                                                Integrated Telecommunication Services -- (continued)
       30,000                      BB/Ba2       Frontier Communications Corp.,
                                                8.5%, 4/15/20                               $    31,200
       45,000                       NR/A2       GTP Acquisition Partners I LLC,
                                                4.347%, 6/15/16 (144A)                           46,483
       45,000                       NR/A2       GTP Towers Issuer LLC, 4.436%,
                                                2/15/15 (144A)                                   46,211
       20,000                       A/A2        Qtel International Finance, Ltd.,
                                                6.5%, 6/10/14 (144A)                             21,800
EURO   50,000                     BBB+/Baa1     Telefonica Emisiones SAU,
                                                5.496%, 4/1/16                                   69,296
       75,000                     BBB+/Baa1     Telefonica Emisiones SAU,
                                                6.221%, 7/3/17                                   76,516
      150,000                      B+/Ba3       UPCB Finance V, Ltd., 7.25%,
                                                11/15/21 (144A)                                 157,875
                                                                                            -----------
                                                                                            $   496,130
-------------------------------------------------------------------------------------------------------
                                                Wireless Telecommunication Services -- 1.0%
CNY 1,000,000                       A-/A2       America Movil SAB de CV, 3.5%, 2/8/15       $   160,119
       35,000                      B+/Ba2       Cricket Communications, Inc.,
                                                7.75%, 5/15/16                                   36,838
       30,000                       NR/A2       Crown Castle Towers LLC,
                                                4.883%, 8/15/20 (144A)                           31,821
       75,000                       B/B2        MetroPCS Wireless, Inc.,
                                                6.625%, 11/15/20                                 72,188
                                                                                            -----------
                                                                                            $   300,966
                                                                                            -----------
                                                Total Telecommunication Services            $   797,096
-------------------------------------------------------------------------------------------------------
                                                UTILITIES -- 0.9%
                                                Electric Utilities -- 0.7%
       10,000                       A-/A3       Commonwealth Edison Co.,
                                                6.15%, 9/15/17                              $    12,152
       25,000                     BBB/Baa2      Commonwealth Edison Co.,
                                                6.95%, 7/15/18                                   30,294
       10,000            6.70      BB+/Ba1      PPL Capital Funding, Inc., Floating Rate
                                                Note, 3/30/67                                     9,900
       70,000                     BBB-/Baa3     Public Service Co., of New Mexico,
                                                7.95%, 5/15/18                                   85,695
       50,000            6.25     BBB-/Baa2     Southern California Edison Co., Floating
                                                Rate Note, 8/1/49 (Perpetual)                    52,181
       10,000                      BBB+/A3      West Penn Power Co., 5.95%,
                                                12/15/17 (144A)                                  11,734
                                                                                            -----------
                                                                                            $   201,956
-------------------------------------------------------------------------------------------------------
                                                Multi-Utilities -- 0.1%
       25,000                     BBB+/Baa2     New York State Electric & Gas Corp.,
                                                6.15%, 12/15/17 (144A)                      $    28,335
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

---------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (b)    Ratings                                                  Value
---------------------------------------------------------------------------------------------------
                                               Independent Power Producers & Energy Traders -- 0.1%
      37,703                     BBB-/Baa3     Panoche Energy Center LLC, 6.885%,
                                               7/31/29 (144A)                           $    41,539
                                                                                        -----------
                                               Total Utilities                          $   271,830
---------------------------------------------------------------------------------------------------
                                               GOVERNMENT -- 0.3%
                                               Government -- 0.3%
GBP   50,000                      AAA/NR       European Bank for Reconstruction &
                                               Development, 1.875%, 12/10/13            $    82,434
                                                                                        -----------
                                               Total Government                         $    82,434
---------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE BONDS
                                               (Cost $8,036,865)                        $ 8,572,468
---------------------------------------------------------------------------------------------------
                                               U.S. GOVERNMENT AND AGENCY
                                               OBLIGATIONS -- 10.5%
     122,637                      AAA/Aaa      Fannie Mae, 4.0%, 11/1/41                $   129,902
     173,686                      AAA/Aaa      Fannie Mae, 4.0%, 12/1/41                    183,975
     149,048                      AAA/Aaa      Fannie Mae, 4.5%, 12/1/41                    160,026
      69,874                      AAA/Aaa      Fannie Mae, 4.5%, 4/1/41                      75,021
      67,495                      AAA/Aaa      Fannie Mae, 5.0%, 6/1/40                      73,658
     871,371                      AAA/Aaa      Fannie Mae, 5.0%, 7/1/40                     950,942
     474,458                      AAA/Aaa      Federal Home Loan Mortgage Corp.,
                                               5.0%, 9/1/38-10/1/38                         513,036
     111,346                      AAA/Aaa      Federal Home Loan Mortgage Corp.,
                                               6.0%, 8/1/37                                 124,833
     254,962                      AAA/Aaa      Federal Home Loan Mortgage Corp.,
                                               6.5%, 1/1/38-4/1/38                          287,337
     142,995                      AAA/Aaa      Government National Mortgage
                                               Association I, 4.5%, 8/15/41                 156,771
     147,250                      AAA/Aaa      Government National Mortgage
                                               Association II, 4.5%, 9/20/41                161,758
      30,000                      AA+/Aaa      U.S. Treasury Bonds, 4.25%, 5/15/39           36,877
      60,000                      AA+/Aaa      U.S. Treasury Bonds, 4.5%, 2/15/36            76,238
      10,000                      AA+/Aaa      U.S. Treasury Bonds, 4.5%, 5/15/38            12,759
      60,000                      AA+/Aaa      U.S. Treasury Bonds, 4.5%, 8/15/39            76,659
     100,000                      AA+/Aaa      U.S. Treasury Bonds, 4.75%, 2/15/41          132,891
      50,000                      AA+/Aaa      U.S. Treasury Bonds, 5.375%, 2/15/31          69,828
                                                                                        -----------
                                                                                        $ 3,222,511
---------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT AND
                                               AGENCY OBLIGATIONS
                                               (Cost $3,076,117)                        $ 3,222,511
---------------------------------------------------------------------------------------------------
                                               FOREIGN GOVERNMENT BONDS -- 30.6%
AUD  100,000                      NR/Aaa       Australia Government Bond,
                                               5.75%, 5/15/21                           $   121,492

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    33

------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                    Value
------------------------------------------------------------------------------------------------------
                                                Foreign Government Bonds -- (continued)
AUD      200,000                    NR/Aaa      Australia Government Bond,
                                                6.5%, 5/15/13                              $   215,321
EURO      50,000                    AA+/Aaa     Austria Government Bond,
                                                4.15%, 3/15/37 (144A)                           74,435
EURO     110,000                    AA+/Aaa     Austria Government Bond, 4.3%, 7/15/14         156,741
EURO      50,000                    AA+/Aaa     Austria Government Bond,
                                                4.35%, 3/15/19 (144A)                           75,233
EURO      25,000                    NR/Aa3      Belgium Government Bond,
                                                5.5%, 3/28/28                                   40,097
EURO      50,000                    NR/Aaa      Bundesrepublik Deutschland,
                                                2.0%, 1/4/22                                    68,698
EURO     100,000                    NR/Aaa      Bundesrepublik Deutschland,
                                                3.25%, 1/4/20                                  152,082
EURO     125,000                    NR/Aaa      Bundesrepublik Deutschland,
                                                6.5%, 7/4/27                                   255,382
CAD       10,000                    AAA/Aaa     Canada Housing Trust No 1,
                                                3.35%, 12/15/20 (144A)                          10,807
CAD      225,000                    AAA/Aaa     Canada Housing Trust No 1,
                                                3.55%, 9/15/13 (144A)                          234,491
CAD      100,000                    AAA/Aaa     Canada Housing Trust No 1,
                                                3.8%, 6/15/21 (144A)                           111,626
CAD       60,000                    AAA/Aaa     Canadian Government Bond,
                                                1.5%, 3/1/17                                    60,434
CAD      250,000                    AAA/Aaa     Canadian Government Bond,
                                                2.0%, 6/1/16                                   257,444
CZK      500,000                     AA/A1      Czech Republic Government Bond,
                                                3.7%, 6/16/13                                   27,250
DKK      170,000                    AAA/Aaa     Denmark Government Bond,
                                                4.0%, 11/15/15                                  33,999
DKK      250,000                    AAA/Aaa     Denmark Government Bond,
                                                4.5%, 11/15/39                                  63,907
         100,000                     B+/B1      Dominican Republic International Bond,
                                                7.5%, 5/6/21 (144A)                            105,350
EURO     150,000                    NR/Aaa      France Government Bond OAT,
                                                3.0%, 10/25/15                                 210,619
EURO     200,000                    NR/Aaa      France Government Bond OAT,
                                                3.25%, 10/25/21                                272,624
EURO     117,000                    NR/Aaa      France Government Bond OAT,
                                                3.75%, 4/25/21                                 166,126
EURO      25,000                    NR/Aaa      France Government Bond OAT,
                                                4.0%, 10/25/38                                  34,670
HUF    5,000,000                    BB+/Ba1     Hungary Government Bond,
                                                6.75%, 2/12/13                                  22,926
IDR  200,000,000                    BB+/NR      Indonesia Recapitalization Bond,
                                                14.25%, 6/15/13                                 24,122

The accompanying notes are an integral part of these financial statements.

34    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

-------------------------------------------------------------------------------------------------------
Principal            Floating    S&P/Moody's
Amount ($)           Rate (b)    Ratings                                                    Value
-------------------------------------------------------------------------------------------------------
                                                 Foreign Government Bonds -- (continued)
IDR   100,000,000                    BB+/NR      Indonesia Recapitalization Bond,
                                                 14.275%, 12/15/13                          $    12,541
IDR   400,000,000                   BB+/Baa3     Indonesia Treasury Bond,
                                                 11.0%, 12/15/12                                 45,409
IDR    50,000,000                   BB+/Baa3     Indonesia Treasury Bond,
                                                 12.5%, 3/15/13                                   5,829
IDR 5,000,000,000                    NR/Baa3     Indonesia Treasury Bond,
                                                 7.375%, 9/15/16                                590,539
IDR 1,010,000,000                     NR/NR      Indonesia Treasury Bond,
                                                 8.25%, 6/15/32                                 127,295
IDR    25,000,000                    NR/Baa3     Indonesia Treasury Bond, 9.0%, 9/15/13           2,888
EURO       90,000                   BBB+/Ba1     Ireland Government Bond, 4.5%, 4/18/20         102,679
EURO       45,000                   BBB+/Ba1     Ireland Government Bond,
                                                 5.0%, 10/18/20                                  52,576
EURO       85,000                   BBB+/Ba1     Ireland Government Bond,
                                                 5.9%, 10/18/19                                 106,761
EURO       75,000                     NR/A3      Italy Buoni Poliennali Del Tesoro,
                                                 2.25%, 11/1/13                                  98,402
EURO       50,000                     NR/A3      Italy Buoni Poliennali Del Tesoro,
                                                 3.75%, 8/1/16                                   65,223
EURO      110,000                     NR/A3      Italy Buoni Poliennali Del Tesoro,
                                                 4.75%, 2/1/13                                  148,251
EURO       25,000                     NR/A3      Italy Buoni Poliennali Del Tesoro,
                                                 6.5%, 11/1/27                                   34,557
JPY    30,000,000                    NR/Aa3      Japan Government Ten Year Bond,
                                                 1.7%, 9/20/16                                  399,945
JPY     5,000,000                    NR/Aa3      Japan Government Thirty Year Bond,
                                                 2.3%, 12/20/36                                  68,546
JPY    27,000,000                    NR/Aa3      Japan Government Twenty Year Bond,
                                                 1.5%, 3/20/19                                  361,247
JPY    35,000,000                    NR/Aa3      Japan Government Two Year Bond,
                                                 0.2%, 8/15/13                                  439,000
MXN     1,690,000                     A-/NR      Mexican Bonos, 7.75%, 11/13/42                 134,464
MXN       250,000                    A-/Baa1     Mexican Bonos, 9.5%, 12/18/14                   22,089
EURO      150,000                    NR/Aaa      Netherlands Government Bond,
                                                 4.0%, 7/15/16                                  222,731
EURO      100,000                    NR/Aaa      Netherlands Government Bond,
                                                 4.25%, 7/15/13                                 138,872
EURO       91,000                    NR/Aaa      Netherlands Government Bond,
                                                 5.5%, 1/15/28                                  163,835
NOK       150,000                    AAA/Aaa     Norway Government Bond,
                                                 4.25%, 5/19/17                                  29,495
NOK       275,000                    AAA/Aaa     Norway Government Bond,
                                                 5.0%, 5/15/15                                   52,923

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    35

-----------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                                Foreign Government Bonds -- (continued)
PHP    6,480,000                    NR/NR       Philippine Government Bond,
                                                5.875%, 3/1/32                            $   153,436
PHP    2,440,000                   NR/Ba2       Philippine Government Bond,
                                                7.625%, 9/29/36                                68,082
PLN      250,000                    A/A2        Poland Government Bond, 5.0%, 4/25/16          79,705
PLN    1,400,000                    A/A2        Poland Government Bond,
                                                5.25%, 10/25/17                               450,165
NZD      250,000                   AA-/Aa2      Province of Ontario Canada,
                                                6.25%, 6/16/15                                219,573
AUD      120,000                   AA+/Aa1      Queensland Treasury Corp.,
                                                6.0%, 7/21/22                                 134,587
         200,000                  BBB/Baa1      Russian Foreign Bond -- Eurobond,
                                                4.5%, 4/4/22 (144A)                           207,300
SGD      150,000                   NR/Aaa       Singapore Government Bond,
                                                1.625%, 4/1/13                                122,773
ZAR    1,500,000                    NR/A3       South Africa Government Bond,
                                                6.75%, 3/31/21                                181,593
ZAR      250,000                    A/A3        South Africa Government Bond,
                                                7.5%, 1/15/14                                  33,109
ZAR      300,000                    A/A3        South Africa Government Bond,
                                                8.0%, 12/21/18                                 39,959
EURO     100,000                   BBB+/A3      Spain Government Bond, 4.1%, 7/30/18          125,416
EURO     129,000                   BBB+/A3      Spain Government Bond, 4.4%, 1/31/15          174,260
SEK      500,000                   AAA/Aaa      Sweden Government Bond,
                                                3.5%, 3/30/39                                  93,954
SEK       55,000                   AAA/Aaa      Sweden Government Bond,
                                                3.75%, 8/12/17                                  9,139
SEK    1,000,000                   AAA/Aaa      Sweden Government Bond,
                                                4.25%, 3/12/19                                174,249
SEK    2,450,000                   AAA/Aaa      Sweden Government Bond,
                                                5.5%, 10/8/12                                 370,740
SEK       55,000                   AAA/Aaa      Sweden Government Bond,
                                                6.75%, 5/5/14                                   9,082
GBP       50,000                   NR/Aaa       United Kingdom Gilt, 4.0%, 9/7/16              91,775
GBP       60,000                   NR/Aaa       United Kingdom Gilt, 4.25%, 12/7/27           115,767
GBP       70,000                   NR/Aaa       United Kingdom Gilt, 4.25%, 9/7/39            132,696
GBP       75,000                   NR/Aaa       United Kingdom Gilt, 8.75%, 8/25/17           169,998
                                                                                          -----------
                                                                                          $ 9,379,331
                                                                                          -----------
                                                TOTAL FOREIGN GOVERNMENT BONDS
                                                (Cost $9,164,233)                         $ 9,379,331
-----------------------------------------------------------------------------------------------------
                                                MUNICIPAL BONDS -- 2.6%
                                                Municipal Airport -- 0.1%
      20,000                      BBB/Baa1      Indianapolis Airport Authority,
                                                5.1%, 1/15/17                             $    22,722
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (b)    Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                            Municipal Development -- 0.2%
      50,000                   AA-/Aa3      California Statewide Communities
                                            Development Authority, 6.0%, 8/15/42           $    58,612
------------------------------------------------------------------------------------------------------
                                            Higher Municipal Education -- 1.6%
      50,000                   AA-/Aa2      California State University, 5.0%, 11/1/39     $    53,304
      50,000                   AAA/Aaa      Connecticut State Health & Educational
                                            Facility Authority, 5.0%, 7/1/40                    55,206
      25,000                   AAA/Aaa      Connecticut State Health & Educational
                                            Facility Authority, 5.0%, 7/1/42                    27,760
      50,000                   AAA/Aaa      Houston Higher Education Finance Corp.,
                                            4.5%, 11/15/37                                      52,216
      70,000                   AAA/Aaa      Massachusetts Health & Educational
                                            Facilities Authority, 5.5%, 11/15/36                84,144
      25,000                   AAA/Aaa      Massachusetts Health & Educational
                                            Facilities Authority, 5.5%, 7/1/32                  34,966
      10,000                   AAA/Aaa      Massachusetts Health & Educational
                                            Facilities Authority, 5.5%, 7/1/36                  11,913
      20,000                   AAA/Aaa      Massachusetts Health & Educational
                                            Facilities Authority, 6.0%, 7/1/36                  24,504
      30,000                   AAA/Aaa      Missouri State Health & Educational
                                            Facilities Authority, 5.0%, 11/15/39                33,571
      50,000                   AAA/Aaa      New York State Dormitory Authority,
                                            5.0%, 7/1/38                                        55,632
      50,000                   AA/Aa1       New York State Dormitory Authority,
                                            5.0%, 7/1/40                                        55,700
      20,000                   AAA/Aaa      Permanent University Fund, 5.0%, 7/1/30             24,373
                                                                                           -----------
                                                                                           $   513,289
------------------------------------------------------------------------------------------------------
                                            Municipal Medical -- 0.1%
      25,000                   AA-/A1       Massachusetts Development Finance
                                            Agency, 5.25%, 4/1/37                          $    27,462
------------------------------------------------------------------------------------------------------
                                            Municipal Transportation -- 0.2%
      50,000                   AA/Aa2       Harris County Metropolitan Transit
                                            Authority, 5.0%, 11/1/41                       $    55,168
------------------------------------------------------------------------------------------------------
                                            Municipal Water -- 0.2%
      45,000                   AAA/Aa1      City of Charleston South Carolina,
                                            5.0%, 1/1/41                                   $    50,725
      20,000                   AAA/Aa2      Hampton Roads Sanitation District,
                                            5.0%, 4/1/38                                        21,669
                                                                                           -----------
                                                                                           $    72,394
------------------------------------------------------------------------------------------------------
                                            Municipal Obligation -- 0.2%
      50,000                   AA+/Aa1      State of Washington, 5.0%, 8/1/39              $    55,590
------------------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL BONDS
                                            (Cost $731,545)                                $   805,237
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    37

--------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                             Value
--------------------------------------------------------------------------------------------------
                               TEMPORARY CASH INVESTMENTS -- 0.9%
                               Repurchase Agreement -- 0.9%
     290,000                   JPMorgan, Inc., 0.20%, dated 4/30/12,
                               repurchase price of $290,000 plus
                               accrued interest on 4/2/12
                               collateralized by $295,800 Federal
                               National Mortgage Association (ARM),
                               2.191 - 5.904%, 11/1/35 - 8/1/45                        $   290,000
--------------------------------------------------------------------------------------------------
                               TOTAL TEMPORARY CASH INVESTMENTS
                               (Cost $290,000)                                         $   290,000
--------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENT IN SECURITIES -- 94.1%
                               (Cost $27,833,328) (a)                                  $28,865,937
--------------------------------------------------------------------------------------------------
                               OTHER ASSETS & LIABILITIES -- 5.9%                      $ 1,797,959
--------------------------------------------------------------------------------------------------
                               TOTAL NET ASSETS -- 100.0%                              $30,663,896
==================================================================================================

NR          Not rated by either S&P or Moody's.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.


REIT's      Real Estate Investment Trust.


(Perpetual) Security with no stated maturity date.


(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2012, the value of these securities amounted to $4,671,355 or 15.2% of total net assets.


(a) At April 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $27,833,452 was as follows:



            Aggregate gross unrealized gain for all investments in which there is an
              excess of value over tax cost                                             $1,650,815
            Aggregate gross unrealized loss for all investments in which there is an
              excess of tax cost over value                                               (618,330)
                                                                                        ----------
            Net unrealized gain                                                         $1,032,485
                                                                                        ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.


            Principal amounts are denominated in U.S. Dollars unless otherwise noted:


AUD         Austrialian Dollar
CAD         Canadian Dollar
CHF         Swiss Franc
CNY         New Chinese Yuan
CZK         Czech Krona
DKK         Danish Kroner
EURO        Euro
GBP         British Pound Sterling
HUF         Hungarian Forint

The accompanying notes are an integral part of these financial statements.

38    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

IDR         Indonesian Rupiah
JPY         Japanese Yen
MXN         Mexican Peso
NOK         Norwegian Krone
NZD         New Zealand Dollar
PHP         Philippine Peso
PLN         New Polish Zloty
SEK         Swedish Krone
SGD         Singapore Dollar
TRY         Turkish Lira
ZAR         South African Rand

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2012 aggregated $6,778,474 and $4,216,964, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities
     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2012, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------
                                         Level 1       Level 2          Level 3       Total
-------------------------------------------------------------------------------------------------
Convertible Corporate Bonds              $     --      $   407,750          $--       $   407,750
Preferred Stocks                          297,452               --                        297,452
Convertible Preferred Stocks              156,804               --           --           156,804
Asset Backed Securities                        --        1,016,842           --         1,016,842
Collateralized Mortgage Obligations            --        4,717,542           --         4,717,542
Corporate Bonds                                --        8,572,468           --         8,572,468
U.S. Government Agency Obligations             --        3,222,511           --         3,222,511
Foreign Government Bonds                       --        9,379,331           --         9,379,331
Municipal Bonds                                --          805,237           --           805,237
Repurchase Agreement                           --          290,000           --           290,000
-------------------------------------------------------------------------------------------------
Total                                    $454,256      $28,411,681          $--       $28,865,937
=================================================================================================
Other Financial Instruments*             $     --      $     1,564          $--       $     1,564
=================================================================================================

* Other financial instruments include the unrealized gain on foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    39

Statement of Assets and Liabilities | 4/30/12 (unaudited)

ASSETS:
  Investment in securities, at value (cost $27,833,328)                  $28,865,937
  Cash                                                                       146,411
  Foreign currencies, at value (cost $1,411,907)                           1,445,465
  Receivables --
   Investment securities sold                                                 99,795
   Fund shares sold                                                           39,895
   Interest                                                                  324,474
   Forward foreign currency settlement contracts, net                          1,564
   Due from Pioneer Investment Management, Inc.                               36,842
  Other                                                                       26,150
-------------------------------------------------------------------------------------
     Total assets                                                        $30,986,533
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                       $   170,803
   Fund shares repurchased                                                    11,833
   Dividends                                                                  56,818
  Due to affiliates                                                           23,097
  Accrued expenses                                                            60,086
-------------------------------------------------------------------------------------
     Total liabilities                                                   $   322,637
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $29,381,947
  Undistributed net investment income                                          1,958
  Accumulated net realized gain on investments and foreign currency
   transactions                                                              212,466
  Net unrealized gain on investments                                       1,032,609
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                   34,916
-------------------------------------------------------------------------------------
     Total net assets                                                    $30,663,896
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $12,754,793/1,132,527 shares)                        $     11.26
  Class C (based on $3,673,559/325,531 shares)                           $     11.28
  Class Y (based on $14,235,544/1,254,164 shares)                        $     11.35
MAXIMUM OFFERING PRICE:
  Class A ($11.26 [divided by] 95.5%)                                    $     11.79
=====================================================================================

The accompanying notes are an integral part of these financial statements.

40    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

Statement of Operations (unaudited)

For the Six Months Ended 4/30/12

INVESTMENT INCOME:
  Dividends                                                               $  6,857
  Interest (net of foreign taxes withheld of $2,058)                       627,868
-------------------------------------------------------------------------------------------------
     Total investment income                                                            $634,725
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $ 74,197
  Transfer agent fees and expenses
   Class A                                                                   9,564
   Class C                                                                   2,581
   Class Y                                                                     262
  Distribution fees
   Class A                                                                  16,335
   Class C                                                                  17,894
  Shareholder communications expense                                         4,285
  Administrative reimbursements                                              4,263
  Custodian fees                                                             6,970
  Registration fees                                                         21,021
  Professional fees                                                         29,105
  Printing expense                                                          33,312
  Fees and expenses of nonaffiliated trustees                                3,560
  Miscellaneous                                                              3,165
-------------------------------------------------------------------------------------------------
     Total expenses                                                                     $226,514
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                       (71,180)
-------------------------------------------------------------------------------------------------
     Net expenses                                                                       $155,334
-------------------------------------------------------------------------------------------------
       Net investment income                                                            $479,391
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS, AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain on:
   Investments                                                            $195,379
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                      17,362      $212,741
-------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                                            $ 18,139
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                     (14,969)     $  3,170
-------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                             $215,911
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $695,302
=================================================================================================

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    41

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended
                                                                     4/30/12           Year Ended
                                                                     (unaudited)       10/31/11
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $   479,391       $   531,809
Net realized gain on investments, futures contracts and foreign
  currency transactions                                                  212,741            20,479
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                                    3,170            54,872
---------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations              $   695,302       $   607,160
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.18 and $0.32 per share, respectively)                 $  (208,594)      $  (273,085)
   Class C ($0.12 and $0.22 per share, respectively)                     (39,762)          (67,255)
   Class Y ($0.18 and $0.32 per share, respectively)                    (209,076)         (152,769)
Net realized gain:
   Class A ($0.02 and $0.00 per share, respectively)                     (27,154)               --
   Class C ($0.02 and $0.00 per share, respectively)                      (7,524)               --
   Class Y ($0.02 and $0.00 per share, respectively)                     (23,477)               --
---------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $  (515,587)      $  (493,109)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $ 5,504,512       $22,128,644
Reinvestment of distributions                                            201,808           230,156
Cost of shares repurchased                                            (4,767,379)       (6,631,172)
---------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund share
     transactions                                                    $   938,941       $15,727,628
---------------------------------------------------------------------------------------------------
   Net increase in net assets                                        $ 1,118,656       $15,841,679
NET ASSETS:
Beginning of period                                                   29,545,240        13,703,561
---------------------------------------------------------------------------------------------------
End of period                                                        $30,663,896       $29,545,240
===================================================================================================
Undistributed (distributions in excess of) net investment income     $     1,958       $   (20,001)
===================================================================================================

The accompanying notes are an integral part of these financial statements.

42    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------
                                   '12 Shares      '12 Amount        '11 Shares      '11 Amount
                                  (unaudited)     (unaudited)
------------------------------------------------------------------------------------------------
Class A
Shares sold                           175,411     $ 1,925,364         1,010,747     $11,248,729
Reinvestment of distributions          15,975         177,858            17,937        199,884
Less shares repurchased              (379,992)     (4,233,658)         (264,524)    (2,920,267)
------------------------------------------------------------------------------------------------
   Net increase (decrease)           (188,606)    $(2,130,436)          764,160     $8,528,346
================================================================================================
Class C
Shares sold                            40,044     $   441,878            80,347     $  891,114
Reinvestment of distributions           2,141          23,887             2,718         30,177
Less shares repurchased               (33,194)       (369,205)          (58,160)      (641,829)
------------------------------------------------------------------------------------------------
   Net increase                         8,991     $    96,560            24,905     $  279,462
================================================================================================
Class Y
Shares sold                           281,219     $ 3,137,270           886,941     $9,988,801
Reinvestment of distributions               6              63                 8             95
Less shares repurchased               (14,766)       (164,516)         (273,937)    (3,069,076)
------------------------------------------------------------------------------------------------
   Net increase                       266,459     $ 2,972,817           613,012     $6,919,820
================================================================================================

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    43

Financial Highlights

-------------------------------------------------------------------------------------------------------
                                                                           Six Months
                                                                           Ended
                                                                           4/30/12         Year Ended
                                                                           (unaudited)     10/31/11
-------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                       $ 11.22         $ 11.19
-------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $  0.18         $  0.34
 Net realized and unrealized gain (loss) on investments                       0.06            0.01
-------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations         $  0.24         $  0.35
Distributions to shareowners:
 Net investment income                                                       (0.18)          (0.32)
 Net realized gain                                                           (0.02)             --
 Tax return of capital                                                          --              --
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $  0.04         $  0.03
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 11.26         $ 11.22
=======================================================================================================
Total return*                                                                 2.18%           3.22%
Ratio of net expenses to average net assets                                   1.00%**         1.00%
Ratio of net investment income to average net assets                          3.30%**         2.94%
Portfolio turnover rate                                                         29%**           34%
Net assets, end of period (in thousands)                                   $12,755         $14,830
Ratios with no waiver of fees and assumption of expenses by the Adviser:
 Net expenses                                                                 1.63%**         2.07%
 Net investment income                                                        2.70%**         1.86%
=======================================================================================================

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                                                             12/28/07 (a)
                                                                                                             (Commencement
                                                                           Year Ended      Year Ended        of Operations)
                                                                           10/31/10        10/31/09          to 10/31/08
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                       $10.84          $  9.25           $10.00
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $ 0.35          $  0.39           $ 0.25
 Net realized and unrealized gain (loss) on investments                      0.41             1.57            (0.75)
----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations         $ 0.76          $  1.96           $(0.50)
Distributions to shareowners:
 Net investment income                                                      (0.40)           (0.37)           (0.18)
 Net realized gain                                                          (0.01)              --            (0.02)
 Tax return of capital                                                         --               --            (0.05)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $ 0.35          $  1.59           $(0.75)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.19          $ 10.84           $ 9.25
============================================================================================================================
Total return*                                                                7.21%           21.58%           (5.18)%***
Ratio of net expenses to average net assets                                  1.00%            1.00%            1.00%**
Ratio of net investment income to average net assets                         3.26%            3.83%            3.23%**
Portfolio turnover rate                                                        27%              28%              46%***
Net assets, end of period (in thousands)                                   $6,235          $ 5,434           $3,628
Ratios with no waiver of fees and assumption of expenses by the Adviser:
 Net expenses                                                                2.35%            2.90%            3.16%**
 Net investment income                                                       1.91%            1.93%            1.07%**
============================================================================================================================

(a) Class A shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not annualized.

The accompanying notes are an integral part of these financial statements.

44  Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------
                                                                           Six Months
                                                                           Ended
                                                                           4/30/12         Year Ended
                                                                           (unaudited)     10/31/11
------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                       $11.23          $11.19
------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $ 0.13          $ 0.24
 Net realized and unrealized gain (loss) on investments                      0.06            0.02
------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations         $ 0.19          $ 0.26
Distributions to shareowners:
 Net investment income                                                      (0.12)          (0.22)
 Net realized gain                                                          (0.02)             --
 Tax return of capital                                                         --              --
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $ 0.05          $ 0.04
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.28          $11.23
======================================================================================================
Total return*                                                                1.77%           2.39%
Ratio of net expenses to average net assets                                  1.90%**         1.90%
Ratio of net investment income to average net assets                         2.45%**         2.15%
Portfolio turnover rate                                                        29%**           34%
Net assets, end of period (in thousands)                                   $3,674          $3,555
Ratios with no waiver of fees and assumption of expenses by the Adviser:
 Net expenses                                                                2.37%**         2.94%
 Net investment income                                                       1.96%**         1.11%
======================================================================================================



---------------------------------------------------------------------------------------------------------------------------
                                                                                                        12/28/07 (a)
                                                                                                        (Commencement
                                                                           Year Ended     Year Ended    of Operations)
                                                                           10/31/10       10/31/09      to 10/31/08
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                       $10.82         $ 9.23        $10.00
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $ 0.25         $ 0.29        $ 0.18
 Net realized and unrealized gain (loss) on investments                      0.43           1.58         (0.76)
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations         $ 0.68         $ 1.87        $(0.58)
Distributions to shareowners:
 Net investment income                                                      (0.30)         (0.28)        (0.12)
 Net realized gain                                                          (0.01)            --         (0.02)
 Tax return of capital                                                         --             --         (0.05)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $ 0.37         $ 1.59        $(0.77)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.19         $10.82        $ 9.23
===========================================================================================================================
Total return*                                                                6.45%         20.55%        (5.95)%***
Ratio of net expenses to average net assets                                  1.90%          1.89%         1.90%**
Ratio of net investment income to average net assets                         2.37%          2.94%         2.29%**
Portfolio turnover rate                                                        27%            28%           46%***
Net assets, end of period (in thousands)                                   $3,264         $3,281        $2,471
Ratios with no waiver of fees and assumption of expenses by the Adviser:
 Net expenses                                                                3.00%          3.57%         3.84%**
 Net investment income                                                       1.27%          1.26%         0.35%**
===========================================================================================================================

(a) Class C shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not annualized.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12  45

------------------------------------------------------------------------------------------------------
                                                                           Six Months
                                                                           Ended
                                                                           4/30/12         Year Ended
                                                                           (unaudited)     10/31/11
------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                       $ 11.30         $ 11.22
------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $  0.19         $  0.35
 Net realized and unrealized gain (loss) on investments                       0.06            0.05
------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations         $  0.25         $  0.40
Distributions to shareowners:
 Net investment income                                                       (0.18)          (0.32)
 Net realized gain                                                           (0.02)             --
 Tax return of capital                                                          --              --
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $  0.05         $  0.08
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 11.35         $ 11.30
======================================================================================================
Total return*                                                                 2.26%           3.66%
Ratio of net expenses to average net assets                                   0.86%**         0.82%
Ratio of net investment income to average net assets                          3.36%**         3.01%
Portfolio turnover rate                                                         29%**           34%
Net assets, end of period (in thousands)                                   $14,236         $11,160
Ratios with no waiver of fees and assumption of expenses by the Adviser:
 Net expenses                                                                 1.20%**         1.55%
 Net investment income                                                        3.02%**         2.28%
======================================================================================================



Financial Highlights (continued)
------------------------------------------------------------------------------------------------------------------------
                                                                                                         12/28/07 (a)
                                                                                                         (Commencement
                                                                           Year Ended      Year Ended    of Operations)
                                                                           10/31/10        10/31/09      to 10/31/08
------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                       $10.85          $ 9.25        $10.00
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $ 0.34          $ 0.38        $ 0.27
 Net realized and unrealized gain (loss) on investments                      0.45            1.59         (0.77)
------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations         $ 0.79          $ 1.97        $(0.50)
Distributions to shareowners:
 Net investment income                                                      (0.41)          (0.37)        (0.18)
 Net realized gain                                                          (0.01)             --         (0.02)
 Tax return of capital                                                         --              --         (0.05)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $ 0.37          $ 1.60        $(0.75)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.22          $10.85        $ 9.25
========================================================================================================================
Total return*                                                                7.48%          21.69%        (5.12)%***
Ratio of net expenses to average net assets                                  0.94%           1.00%         0.89%**
Ratio of net investment income to average net assets                         3.31%           3.83%         3.22%**
Portfolio turnover rate                                                        27%             28%           46%***
Net assets, end of period (in thousands)                                   $4,205          $1,809        $1,542
Ratios with no waiver of fees and assumption of expenses by the Adviser:
 Net expenses                                                                1.86%           2.48%         2.82%**
 Net investment income                                                       2.38%           2.35%         1.29%**
========================================================================================================================

(a) Class Y shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
*** Not annualized.

The accompanying notes are an integral part of these financial statements.

46  Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

Notes to Financial Statements | 4/30/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Aggregate Bond Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares were first publicly offered on December 28, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    47

   (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

   Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At April 30, 2012, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/ amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


48    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    49

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2011 was as follows:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                         $493,109
Long-term capital gain                                                        --
Distribution in excess of net investment income                               --
--------------------------------------------------------------------------------
   Total                                                                $493,109
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at October 31, 2011:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                         $   25,553
Undistributed long-term gain                                              45,360
Current year dividend payable                                            (29,327)
Unrealized appreciation                                                1,060,648
--------------------------------------------------------------------------------
   Total                                                              $1,102,234
================================================================================

   The difference between book-basis and tax-basis net unrealized loss is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market on foreign currency and futures contracts, interest on defaulted bonds and interest accruals on preferred stock.


E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $1,400 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2012.


F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among


50    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12
  the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

  The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


G. Risks

   At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

   The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.


H. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    51
   loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At April 30, 2012, the Fund had no securities on loan.


I. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. There were no open futures contracts at April 30, 2012.


J. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


52    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended April 30, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2013. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,897 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2012.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2012, such out-of-pocket expenses by class of shares were as follows:



--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $3,199
Class C                                                                      658
Class Y                                                                      428
--------------------------------------------------------------------------------
   Total                                                                  $4,285
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,451 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2012.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    53
and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $749 in distribution fees payable to PFD at April 30, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2012, CDSCs in the amount of $134 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2012, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At April 30, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended April 30, 2012 was $404,156.

Open hedges at April 30, 2012 were as follows:

------------------------------------------------------------------------------------------------------------
                             Net
                             Contracts to       In Exchange      Settlement                      Unrealized
Currency                     deliver            For USD          Date             Value          Gain (Loss)
------------------------------------------------------------------------------------------------------------
MYR (Malaysian Ringgit)           (91,975)      $  (91,975)      5/11/12          $ (91,975)     $ (91,975)
MYR (Malaysian Ringgit)           280,000           91,975       5/11/12             92,483         92,483
MYR (Malaysian Ringgit)           (62,438)         (62,438)      5/11/12            (62,438)       (62,438)
MYR (Malaysian Ringgit)           190,000           62,438       5/11/12             62,757         62,757
KRW (Korean Won)                 (181,027)        (181,027)      6/11/12           (181,027)      (181,027)
KRW (Korean Won)              206,000,000          181,027       6/11/12            181,765        181,765
------------------------------------------------------------------------------------------------------------
   Total                                                                                         $   1,564
============================================================================================================

54    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

7. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of April 30, 2012 were as follows:

                                         Asset Derivatives 2012           Liabilities Derivatives 2012
Derivatives Not Accounted for       --------------------------------------------------------------------
as Hedging Instruments Under
Accounting Standards Codification    Balance Sheet                        Balance Sheet
(ASC) 815                            Location            Value            Location            Value
Foreign Exchange Contracts**         Net Assets --       $337,005         Net Assets --       $335,441
                                     Receivables                          Payables
--------------------------------------------------------------------------------------------------------
   Total                                                 $337,005                             $335,441
========================================================================================================

** The value of foreign exchange contracts is shown as a net receivable on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2012 was as follows:

--------------------------------------------------------------------------------------------------------
                                                                                            Change in
                                                                                            Unrealized
                                                                           Realized Gain    Gain or
Derivatives Not Accounted for                                              or (Loss)        (Loss) on
as Hedging Instruments Under                                               on Derivatives   Derivatives
Accounting Standards Codification   Location of Gain or (Loss) On          Recognized       Recognized
(ASC) 815                           Derivatives Recognized in Income       in Income        in Income
--------------------------------------------------------------------------------------------------------
Foreign Exchange Contracts          Net realized gain on forward foreign   $18,385
                                    currency contracts and other assets
                                    and liabilities denominated in
                                    foreign currencies
Foreign Exchange Contracts          Change in unrealized gain (loss) on                       $ (2,019)
                                    forward foreign currency contracts
                                    and other assets and liabilities
                                    denominated in foreign currencies

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    55
date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2012, the Fund had no outstanding borrowings.


56    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global Aggregate Bond Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    57

Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2011 and in the second quintile of its Morningstar category for the three year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Fund's benchmark index. The Trustees discussed the Fund's recent underperformance and considered that performance had improved in the six months ended June 30, 2011. The Trustees indicated that they were satisfied with the information presented with respect to the Fund's performance.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the second quintile relative to the management fees


58    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12
paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    59
may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


60    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive  Vice President
Mark E. Bradley, Treasurer
Christopher J. Kelley, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Sub-Administrator
State Street Bank and Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    61

                           This page for your notes.

62    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

                           This page for your notes.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    63

                           This page for your notes.

64    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

                           This page for your notes.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    65

                           This page for your notes.

66    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

                           This page for your notes.

          Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12    67

                           This page for your notes.

68    Pioneer Global Aggregate Bond Fund | Semiannual Report | 4/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Pioneer Global High
Yield Fund
--------------------------------------------------------------------------------
Semiannual Report | April 30, 2012
--------------------------------------------------------------------------------




Ticker Symbols:
Class A   PGHYX
Class B   PGHBX
Class C   PGYCX
Class Y   GHYYX
Class Z   PGHZX



[LOGO]PIONEER
      Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              9
Prices and Distributions                                                      10
Performance Update                                                            11
Comparing Ongoing Fund Expenses                                               16
Schedule of Investments                                                       18
Financial Statements                                                          56
Notes to Financial Statements                                                 65
Approval of Investment Advisory Agreement                                     77
Trustees, Officers and Service Providers                                      81


               Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    1

President's Letter

Dear Shareowner,

The U.S. economy continued its recovery through the first quarter of 2012, even as broader global concerns weighed on investors. The U.S. unemployment rate fell to 8.1% in April, and some indicators suggest that it may continue to trend down. The housing market continued to improve, fueled in part by record-low mortgage rates. The risk of rising oil prices appeared to recede. The improved outlook helped U.S. equity markets to perform well in the first quarter, with the Standard & Poor's 500 Index rising by 12%. For bond investors, the riskier sectors of the bond market fared the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, rose by just 0.3%, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, rose by 5.15%.

We are cautiously optimistic that the U.S. economy will continue to improve. But we are also closely monitoring macroeconomic concerns that could change the market's direction, such as the lingering debt woes in Europe, the state of the Chinese economy, and the U.S. government's fiscal situation. Clouds have continued to hover over Europe, as the exit of Greece from the Euro-zone remains a possibility. Meanwhile, China continues to face a potential slowdown in economic growth. In the U.S., tax increases and spending cuts scheduled to take effect at year-end should, unless fiscal policy changes, sharply reduce the budget deficit -- which would be very good for the country in the longer run -- but also could potentially stall U.S. economic growth in 2013. All of these considerations may lead to further market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually


2    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12
monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


               Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    3

Portfolio Management Discussion | 4/30/12

Despite renewed concerns about European sovereign-debt problems, improved investor confidence in the prospects for a sustained recovery in world markets helped drive solid returns by higher-yielding, lower-rated fixed-income investments during most of the six-month period ended April 30, 2012. In the following interview, lead portfolio manager Andrew Feltus and assistant portfolio manager Tracy Wright discuss the factors that affected the performance of Pioneer Global High Yield Fund during the six-month period. Mr. Feltus, senior vice president and portfolio manager at Pioneer, and Ms. Wright, senior vice president and portfolio manager at Pioneer, are responsible for the daily management of the Fund.

Q  How did the Fund perform during the six months ended April 30, 2012?

A Pioneer Global High Yield Fund Class A shares returned 5.68% at net asset value during the six months ended April 30, 2012, while the Fund's benchmarks, the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the BofA ML Global High Yield and Emerging Markets Plus Index, returned 6.45% and 6.24%, respectively. During the same six-month period, the average return of the 514 mutual funds in Lipper's High Current Yield Funds category was 6.39%. At the end of the period on April 30, 2012, the 30-day standardized SEC yield of the Fund's Class A shares was 9.66%.

Q How would you describe the investment environment during the six months ended April 30, 2012?

A An improving global economy delivered a generally favorable backdrop for investments in credit-sensitive securities, including domestic high-yield corporate bonds and emerging market debt.

   The early weeks of the period, starting in November 2011, saw continued stabilization in the capital markets following a severe sell-off in the third calendar quarter of 2011. Then, in December 2011, a succession of positive developments triggered a significant change in market attitudes, and credit-sensitive investments embarked on a robust rally that continued through March of 2012. Contributing to the improving investment backdrop were reports suggesting a strengthening of the economic recovery in the United States, accompanied by a long-delayed improvement in the jobs market. Meanwhile, more accommodative monetary policies by the European Central Bank (ECB) injected additional money into the financial system in Europe and bolstered the liquidity of European banks, which also boosted confidence in the markets. At the same time, the Chinese government began an easing of monetary policy, which helped to quell fears about a slump in that growing economy. However, markets grew choppier in the final month


4    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12
   of the six-month period (April 2012), as the approach of national elections in Greece raised new worries that debt problems in Europe could have a contagious effect on the global markets.

Q How was the Fund positioned during the six months ended April 30, 2012, and how did the positioning affect relative performance?

A We maintained a relatively stable overall asset allocation strategy in the Fund's portfolio throughout the six months, with a primary focus on domestic high-yield bonds as well as a healthy allocation to emerging market debt. Over the six months, we increased portfolio exposure to emerging market currencies, notably in Asia, where many economies were growing strongly while maintaining discipline in their national fiscal and monetary policies. We reduced the Fund's exposure to Europe, primarily because of the severe debt problems in Greece and several other nations, which had raised questions about the financial strength of European banks.

   At the end of the period, on April 30, 2012, nearly 62% of the Fund's assets were invested in the United States, approximately 27% in emerging markets, including Asia, and about 10% in the European region. By sector, nearly 56% of the Fund's assets were invested in U.S. high-yield corporate bonds, which was the largest portfolio allocation. During the six-month period, we built up portfolio positions in domestic high-yield, floating-rate loans, which represented about 9% of net assets as of April 30, 2012. We like the more senior position of floating-rate loans in the corporate capital structure, which gives added protection to investors. In addition, valuations of floating-rate bank loans appeared attractive relative to high-yield bonds of higher quality (BB-rated). We also were attracted by the fact that the yields of floating-rate loans have the potential to increase should interest rates increase. Finally, the Fund was underweighted both in Europe and in Japan, where we saw few attractive opportunities.

   The Fund's focus on both U.S. high-yield and emerging market debt generally supported performance during the period. However, the portfolio's underweighted position in European high-yield corporate bonds detracted from performance, as lower-rated European corporate bonds outperformed after the ECB eased monetary policy. Nevertheless, we have continued to be cautious about the Fund's investments in Europe, and we have maintained the underweighted position there.

Q What types of individual investments had the biggest impact on the Fund's relative performance during the six months ended April 30, 2012?

A The Fund had solid results from holdings in both U.S. high-yield corporates and the emerging markets. The top overall contributor to the Fund's performance during the six-month period was the convertible debt of a U.S. company, WESCO International, a distributor of industrial and electrical


               Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    5
   components. WESCO's business and equity performed well during the period. Other strong performers included the bonds of Burger King, which gained in value when the company announced plans for an initial stock offering, and of Jefferies Group, an investment bank. In the case of Jefferies, the company's debt had fallen in value after MF Global, another investment bank, went bankrupt. However, our credit research had led us to believe that the market had misunderstood Jefferies' financial strength and business, and so we built up a Fund position in the company's bonds. When the investment bank went on to announce solid earnings, the price of the bonds bounced back. Another high-yield holding that supported Fund performance during the period was Connacher Oil & Gas, a Canada-based integrated energy company that improved its balance sheet after it sold assets. The investment also benefited from a stronger Canadian dollar.

   Emerging market corporates was the Fund's best-performing sector during the six-month period. Top performers from that part of the portfolio included the debt of CEMEX, a global building materials company based in Mexico, and securities of Minerva and Marfrig, two Brazilian beef producers.

   The Fund did have some disappointing holdings during the period. Underperformers in the portfolio included the debt of AGY, a company that encountered cost-control problems in its production of fiber materials, and of Stanadyne, a producer of components for farm machinery that encountered short-term difficulties while establishing offshore production capabilities. The Fund also experienced two defaults during the six months ended April 30, 2012. The more serious default came from different airport facility securities backed by revenues from American Airlines. The securities fell in value after AMR, parent of the airline, unexpectedly filed for federal bankruptcy protection late in 2011. The other default in the portfolio involved the debt of Sino Forest, a Canada-based forest products company operating in China. We had expected that default, however, and it did not have a noteworthy impact on the Fund's performance during the six-month period.

Q  What is your investment outlook?

A We have positioned the Fund for a period of continued, moderate economic growth, both domestically and globally, although we maintain a sense of caution about Europe.

   In the U.S, industrial output and retail sales have been positive, while the employment market finally is beginning to show improvement and the housing industry is showing evidence of stabilization. Meanwhile, corporate profits have remained healthy and most companies have strengthened their balance sheets. Default rates remain low by historical benchmarks. All of these factors, we think, should support high-yield investments. It is


6    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12
   important to keep in mind, however, that the current low-interest-rate environment has resulted in relatively lower yields from corporate bonds on an absolute basis, and that necessarily limits the returns that can reasonably be expected.

   While emerging market corporate bonds have rallied, we think they continue to offer opportunity, both because of the healthy growth trends in many emerging markets and because a number of emerging market-based companies have emerged as major players in the global economy.

   We think the Fund's ability to invest flexibly in higher-yielding opportunities throughout the world gives it the potential for solid returns, while its diversified* approach can help to reduce volatility.


Please refer to the Schedule of Investments on pages 18-55 for a full listing of Fund securities.

   * Diversification does not assure a profit or protect against loss in a declining market.


               Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    7

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed securities will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


8    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

Portfolio Summary | 4/30/12

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of long-term securities, based on S&P ratings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                         0.4%
AA                                                                          0.3%
A                                                                           1.1%
BBB                                                                         6.0%
BB                                                                         23.7%
B                                                                          46.6%
CCC                                                                        11.2%
Not Rated                                                                   9.6%
Cash Equivalents                                                            1.1%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              57.0%
Cayman Islands                                                              5.1%
Mexico                                                                      3.9%
Luxembourg                                                                  3.7%
Argentina                                                                   3.4%
Netherlands                                                                 3.0%
Brazil                                                                      2.9%
United Kingdom                                                              2.6%
Ireland                                                                     2.4%
China                                                                       2.0%
Canada                                                                      1.8%
Singapore                                                                   1.3%
Peru                                                                        1.2%
Ohter (individually less than 1%)                                           9.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.    Cincinnati Bell, Inc., 8.25%, 10/15/17                              0.84%
 2.    Minerva Overseas II, Ltd., 10.875%, 11/15/19 (144A)                 0.80
 3.    Energisa SA, 9.5%, 1/29/49 (Perpetual) (144A)                       0.71
 4.    WESCO International, Inc., 6.0%, 9/15/29                            0.71
 5.    LyondellBasell Industries NV, 5.0%, 4/15/19 (144A)                  0.70
 6.    Alliance One International, Inc., 10.0%, 7/15/16                    0.70
 7.    Ford Motor Co., 4.25%, 11/15/16                                     0.69
 8.    Alpha Appalachia Holdings, Inc., 3.25%, 8/1/15                      0.69
 9.    Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                         0.69
10.    Chrysler Group LLC, Tranche B Term Loan, 4/28/17                    0.68

* The list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


               Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    9

Prices and Distributions | 4/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

      Class                   4/30/12                     10/31/11
       A                      $ 9.94                       $ 9.83
--------------------------------------------------------------------------------
       B                      $ 9.95                       $ 9.83
--------------------------------------------------------------------------------
       C                      $ 9.92                       $ 9.80
--------------------------------------------------------------------------------
       Y                      $ 9.77                       $ 9.66
--------------------------------------------------------------------------------
       Z                      $10.23                       $10.11
--------------------------------------------------------------------------------

Distributions per Share: 11/1/11-4/30/12
--------------------------------------------------------------------------------

                   Net Investment       Short-Term        Long-Term
      Class           Income          Capital Gains     Capital Gains
       A             $0.4325               $ --             $ --
--------------------------------------------------------------------------------
       B             $0.3934               $ --             $ --
--------------------------------------------------------------------------------
       C             $0.3993               $ --             $ --
--------------------------------------------------------------------------------
       Y             $0.4441               $ --             $ --
--------------------------------------------------------------------------------
       Z             $0.4583               $ --             $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies. The index includes sovereign issuers rated BBB1 and lower along with corporate issuers rated BB1 and lower. There are no restrictions on issuer country of domicile. However, the bonds must be publicly issued in a developed market (i.e., investment-grade country). The BofA ML High Yield Master II Index is a commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment and Value of $5 Million Investment" charts appearing on pages 11-15.


10    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

Performance Update | 4/30/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund at public offering price, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of April 30, 2012)
--------------------------------------------------------------------------------
                                      Net Asset              Public Offering
Period                                Value (NAV)            Price (POP)
--------------------------------------------------------------------------------
10 Years                               9.79%                  9.28%
5 Years                                4.78                   3.83
1 Year                                -1.40                  -5.88
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.09%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Global            BofA ML Global High Yield             BofA ML High
                High Yield Fund         and Emerging Markets Plus Index      Yield Master II Index
                ---------------         -------------------------------      ---------------------
4/02                 9,550                           10,000                          10,000
                    11,370                           11,422                          10,760
4/04                13,376                           13,127                          12,346
                    15,171                           14,487                          13,145
4/06                16,931                           15,942                          14,337
                    19,239                           18,015                          16,116
4/08                18,658                           18,327                          15,983
                    13,218                           15,720                          13,635
4/10                21,380                           22,048                          19,663
                    24,645                           25,006                          22,286
4/12                24,299                           26,230                          23,434

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    11

Performance Update | 4/30/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of April 30, 2012)
--------------------------------------------------------------------------------
                                      If                     If
Period                                Held                   Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(11/21/03)                             6.96%                  6.96%
5 Years                                3.99                   3.99
1 Year                                -2.11                  -5.74
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Global            BofA ML Global High Yield             BofA ML High
                High Yield Fund         and Emerging Markets Plus Index      Yield Master II Index
                ---------------         -------------------------------      ---------------------
11/03               10,000                           10,000                          10,000
4/04                10,277                           10,322                          10,396
                    11,563                           11,391                          11,069
4/06                12,811                           12,536                          12,072
                    14,430                           14,166                          13,571
4/08                13,879                           14,411                          13,458
                     9,745                           12,361                          11,481
4/10                15,660                           17,337                          16,557
                    17,923                           19,663                          18,766
4/12                17,545                           20,626                          19,732

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit us.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

Performance Update | 4/30/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of April 30, 2012)
--------------------------------------------------------------------------------
                                      If                     If
Period                                Held                   Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(11/21/03)                             6.94%                  6.94%
5 Years                                4.07                   4.07
1 Year                                -1.91                  -1.91
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.78%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Global            BofA ML Global High Yield             BofA ML High
                High Yield Fund         and Emerging Markets Plus Index      Yield Master II Index
                ---------------         -------------------------------      ---------------------
11/03               10,000                           10,000                          10,000
4/04                10,211                           10,322                          10,396
                    11,487                           11,391                          11,069
4/06                12,724                           12,536                          12,072
                    14,343                           14,166                          13,571
4/08                13,810                           14,411                          13,458
                     9,699                           12,361                          11,481
4/10                15,592                           17,337                          16,557
                    17,853                           19,663                          18,766
4/12                17,512                           20,626                          19,732

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    13

Performance Update | 4/30/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of April 30, 2012)
--------------------------------------------------------------------------------
                                      If                     If
Period                                Held                   Redeemed
--------------------------------------------------------------------------------
10 Years                               9.83%                  9.83%
5 Years                                5.15                   5.15
1 Year                                -1.02                  -1.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Global            BofA ML Global High Yield             BofA ML High
                High Yield Fund         and Emerging Markets Plus Index      Yield Master II Index
                ---------------         -------------------------------      ---------------------
4/02               5,000,000                         5,000,000                       5,000,000
                   5,953,821                         5,710,784                       5,380,191
4/04               7,004,391                         6,563,256                       6,173,172
                   7,944,341                         7,243,344                       6,572,556
4/06               8,712,869                         7,971,045                       7,168,423
                   9,932,801                         9,007,701                       8,058,206
4/08               9,691,166                         9,163,539                       7,991,510
                   6,899,507                         7,859,932                       6,817,601
4/10              11,177,255                        11,023,867                       9,831,250
                  12,900,688                        12,502,788                      11,143,223
4/12              12,768,943                        13,115,210                      11,716,966


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Y shares for periods prior to the inception of Class Y shares on December 28, 2005, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 28, 2005 would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

Performance Update | 4/30/12                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of April 30, 2012)
--------------------------------------------------------------------------------
                                      If                     If
Period                                Held                   Redeemed
--------------------------------------------------------------------------------
10 Years                              10.15%                 10.15%
5 Years                                5.58                   5.58
1 Year                                -1.37                  -1.37
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.76%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Global            BofA ML Global High Yield             BofA ML High
                High Yield Fund         and Emerging Markets Plus Index      Yield Master II Index
                ---------------         -------------------------------      ---------------------
4/02                10,000                          10,000                          10,000
                    11,908                          11,422                          10,760
4/04                14,009                          13,127                          12,346
                    15,889                          14,487                          13,145
4/06                17,731                          15,942                          14,337
                    20,040                          18,015                          16,116
4/08                19,613                          18,327                          15,983
                    14,235                          15,720                          13,635
4/10                23,036                          22,048                          19,663
                    26,660                          25,006                          22,286
4/12                26,295                          26,230                          23,434

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007 would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from November 1, 2011 through April 30, 2012.

-------------------------------------------------------------------------------------------------------------
Share Class                      A                B                C                Y                Z
-------------------------------------------------------------------------------------------------------------
Beginning Account            $1,000.00        $1,000.00        $1,000.00        $1,000.00        $1,000.00
Value on 11/1/11
-------------------------------------------------------------------------------------------------------------
Ending Account Value         $1,056.80        $1,053.70        $1,054,50        $1,059.10        $1,058.90
(after expenses)
on 4/30/12
-------------------------------------------------------------------------------------------------------------
Expenses Paid                    $5.73            $9.80            $9.09            $4.15            $4.35
During Period*
-------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.12%, 1.92%, 1.78%, 0.81% and 0.85%, for Class A, Class B, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).


16    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from November 1, 2011 through April 30, 2012.

-------------------------------------------------------------------------------------------------------------
Share Class                      A                B                C                Y                Z
-------------------------------------------------------------------------------------------------------------
Beginning Account            $1,000.00        $1,000.00        $1,000.00        $1,000.00        $1,000.00
Value on 11/1/11
-------------------------------------------------------------------------------------------------------------
Ending Account Value         $1,019.29        $1,015.32        $1,016.01        $1,020.84        $1,020.64
(after expenses)
on 4/30/12
-------------------------------------------------------------------------------------------------------------
Expenses Paid                    $5.62            $9.62            $8.92            $4.07            $4.27
During Period*
-------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.12%, 1.92%, 1.78%, 0.81% and 0.85%, for Class A, Class B, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    17

Schedule of Investments | 4/30/12 (Consolidated) (unaudited)

--------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (b)    Ratings                                                 Value
--------------------------------------------------------------------------------------------------
                                          CONVERTIBLE CORPORATE BONDS -- 6.2%
                                          ENERGY -- 0.8%
                                          Oil & Gas Exploration & Production -- 0.1%
    4,130,000                      BB/NR  Chesapeake Energy Corp., 2.5%, 5/15/37    $    3,510,500
--------------------------------------------------------------------------------------------------
                                          Coal & Consumable Fuels -- 0.7%
   19,320,000                     BB-/NR  Alpha Appalachia Holdings, Inc.,
                                          3.25%, 8/1/15                             $   17,677,800
    1,305,000                     CCC/B2  James River Coal Co., 3.125%, 3/15/18            484,481
                                                                                    --------------
                                                                                    $   18,162,281
                                                                                    --------------
                                          Total Energy                              $   21,672,781
--------------------------------------------------------------------------------------------------
                                          MATERIALS -- 0.7%
                                          Construction Materials -- 0.4%
   11,050,000                      NR/NR  Cemex SAB de CV, 3.75%, 3/15/18           $    9,875,938
--------------------------------------------------------------------------------------------------
                                          Forest Products -- 0.3%
   14,559,000                      NR/NR  Sino-Forest Corp., 4.25%,
                                          12/15/16 (144A) (c)                       $    4,076,520
   12,150,000                      NR/WR  Sino-Forest Corp., 5.0%, 8/1/13 (c)            3,462,750
                                                                                    --------------
                                                                                    $    7,539,270
                                                                                    --------------
                                          Total Materials                           $   17,415,208
--------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 1.0%
                                          Electrical Components & Equipment -- 0.1%
    1,250,000                       B/B2  General Cable Corp., 4.5%,
                                          11/15/29 (Step)                           $    1,328,125
--------------------------------------------------------------------------------------------------
                                          Construction & Farm Machinery & Heavy Trucks -- 0.2%
    6,285,000                       B/NR  Navistar International Corp.,
                                          3.0%, 10/15/14                            $    6,481,406
--------------------------------------------------------------------------------------------------
                                          Trading Companies & Distributors -- 0.7%
    7,423,000                       B/NR  WESCO International, Inc.,
                                          6.0%, 9/15/29                             $   18,204,908
                                                                                    --------------
                                          Total Capital Goods                       $   26,014,439
--------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.1%
                                          Marine -- 0.1%
    5,171,454                      NR/NR  Horizon Lines, Inc., 6.0%, 4/15/17        $    2,223,725
    1,436,515                      NR/NR  Horizon Lines, Inc., 6.0%, 4/15/17 (d)           617,701
                                                                                    --------------
                                                                                    $    2,841,426
                                                                                    --------------
                                          Total Transportation                      $    2,841,426
--------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.7%
                                          Automobile Manufacturers -- 0.7%
   12,029,000                    BB+/Ba2  Ford Motor Co., 4.25%, 11/15/16           $   17,863,065
                                                                                    --------------
                                          Total Automobiles & Components            $   17,863,065
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

----------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                  Value
----------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 0.2%
                                            Tobacco -- 0.2%
     5,135,000                  CCC+/Caa1   Alliance One International, Inc.,
                                            5.5%, 7/15/14                             $    4,948,856
                                                                                      --------------
                                            Total Food, Beverage & Tobacco            $    4,948,856
----------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                            Health Care Technology -- 0.1%
     3,485,000                      NR/NR   WebMD Health Corp., 2.5%, 1/31/18         $    3,010,169
                                                                                      --------------
                                            Total Health Care Equipment & Services    $    3,010,169
----------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY &
                                            LIFE SCIENCES -- 0.5%
                                            Biotechnology -- 0.5%
     7,600,000                      NR/NR   Cubist Pharmaceuticals, Inc.,
                                            2.5%, 11/1/17                             $   11,932,000
                                                                                      --------------
                                            Total Pharmaceuticals, Biotechnology &
                                            Life Sciences                             $   11,932,000
----------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.2%
                                            Real Estate Operating Companies -- 0.2%
     3,805,000                      B-/B3   Forest City Enterprises, Inc., 4.25%,
                                            8/15/18 (144A)                            $    3,914,394
     1,900,000                      B-/NR   Forest City Enterprises, Inc.,
                                            5.0%, 10/15/16                                 2,598,250
                                                                                      --------------
                                                                                      $    6,512,644
                                                                                      --------------
                                            Total Real Estate                         $    6,512,644
----------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 0.4%
                                            Application Software -- 0.4%
     1,025,000                      NR/NR   Mentor Graphics Corp., 4.0%, 4/1/31       $    1,091,625
     6,865,000                     BB-/NR   Nuance Communications, Inc., 2.75%,
                                            11/1/31 (144A)                                 7,688,800
                                                                                      --------------
                                                                                      $    8,780,425
----------------------------------------------------------------------------------------------------
                                            Systems Software -- 0.0%
       565,000                      NR/NR   Rovi Corp., 2.625%, 2/15/40               $      576,300
                                                                                      --------------
                                            Total Software & Services                 $    9,356,725
----------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                            Computer Storage & Peripherals -- 0.2%
     4,435,000                      BB/NR   SanDisk Corp., 1.5%, 8/15/17              $    4,595,769
----------------------------------------------------------------------------------------------------
                                            Electronic Components -- 0.0%
     1,605,000                     BB+/NR   Vishay Intertechnology, Inc., 2.25%,
                                            5/15/41 (144A)                            $    1,294,031
                                                                                      --------------
                                            Total Technology Hardware & Equipment     $    5,889,800
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    19

---------------------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                             Value
---------------------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.2%
                                            Semiconductor Equipment -- 0.4%
     3,400,000                  BBB-/Baa1   Lam Research Corp., 1.25%,
                                            5/15/18 (144A)                                       $    3,400,000
     5,515,000                      NR/NR   Novellus Systems, Inc., 2.625%,
                                            5/15/41 (144A)                                            7,314,269
                                                                                                 --------------
                                                                                                 $   10,714,269
---------------------------------------------------------------------------------------------------------------
                                            Semiconductors -- 0.8%
     4,650,000                      NR/NR   JA Solar Holdings Co., Ltd.,
                                            4.5%, 5/15/13                                        $    3,830,438
    10,750,000                      NR/NR   ReneSola, Ltd., 4.125%, 3/15/18 (144A)                    5,925,938
     3,687,000                      NR/NR   SunPower Corp., 4.75%, 4/15/14                            3,382,822
    11,919,000                      NR/NR   Suntech Power Holdings Co., Ltd.,
                                            3.0%, 3/15/13                                             8,194,312
                                                                                                 --------------
                                                                                                 $   21,333,510
                                                                                                 --------------
                                            Total Semiconductors &
                                            Semiconductor Equipment                              $   32,047,779
---------------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 0.1%
                                            Integrated Telecommunication Services -- 0.1%
     2,485,000                      NR/NR   MasTec, Inc., 4.0%, 6/15/14                          $    3,273,988
                                                                                                 --------------
                                            Total Telecommunication Services                     $    3,273,988
---------------------------------------------------------------------------------------------------------------
                                            TOTAL CONVERTIBLE CORPORATE BONDS
                                            (Cost $174,229,136)                                  $  162,778,880
---------------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------------
                                            PREFERRED STOCKS -- 0.4%
                                            CONSUMER SERVICES -- 0.0%
                                            Hotels, Resorts & Cruise Lines -- 0.0%
        17,350                      NR/NR   Perseus Holding Corp., 14.0%,
                                            4/15/14 (144A)                                       $      303,625
                                                                                                 --------------
                                            Total Consumer Services                              $      303,625
---------------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.4%
                                            Other Diversified Financial Services -- 0.3%
       355,600        8.12        CCC+/B3   GMAC Capital Trust I, Floating Rate Note,
                                            2/15/40                                              $    8,516,620
---------------------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 0.1%
         3,100                    CCC+/B3   Ally Financial, Inc., 7.0%, 12/31/99
                                            (Perpetual) (144A)                                   $    2,631,319
                                                                                                 --------------
                                            Total Diversified Financials                         $   11,147,939
---------------------------------------------------------------------------------------------------------------
                                            TOTAL PREFERRED STOCKS
                                            (Cost $11,680,355)                                   $   11,451,564
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


20    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

----------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (b)    Ratings                                                   Value
----------------------------------------------------------------------------------------------------
                                           CONVERTIBLE PREFERRED STOCK -- 0.0%
                                           BANKS -- 0.0%
                                           Diversified Banks -- 0.0%
           445                  BBB+/Ba1   Wells Fargo & Co., 7.5%,
                                           12/31/99 (Perpetual)                       $      498,413
                                                                                      --------------
                                           Total Banks                                $      498,413
----------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE PREFERRED STOCK
                                           (Cost $467,249)                            $      498,413
----------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------
                                           COMMON STOCKS -- 1.0%
                                           ENERGY -- 0.3%
                                           Oil & Gas Drilling -- 0.1%
        46,147                             Rowan Companies, Inc.*                     $    1,593,456
----------------------------------------------------------------------------------------------------
                                           Oil & Gas Equipment & Services -- 0.0%
       248,438                             Sevan Marine ASA*                          $      590,475
----------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 0.2%
   145,359,884                             Norse Energy Corp., ASA*                   $    6,350,810
                                                                                      --------------
                                           Total Energy                               $    8,534,741
----------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.5%
                                           Commodity Chemicals -- 0.1%
        55,345                             Georgia Gulf Corp.*                        $    1,961,980
----------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.3%
     6,615,974                             Blaze Recycling and Metals LLC (Class A)
                                           Units (d)                                  $    4,366,543
        95,846                             Freeport-McMoRan Copper & Gold, Inc.
                                           (Class B)                                       3,670,902
                                                                                      --------------
                                                                                      $    8,037,445
----------------------------------------------------------------------------------------------------
                                           Steel -- 0.1%
       134,106                             Vale SA (A.D.R.)                           $    2,900,713
----------------------------------------------------------------------------------------------------
                                           Forest Products -- 0.0%
       244,090                             Ainsworth Lumber Co., Ltd.*                $      309,022
                                                                                      --------------
                                           Total Materials                            $   13,209,160
----------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.0%
                                           Building Products -- 0.0%
           894                             Panolam Holdings Co.* (d)                  $      438,060
                                                                                      --------------
                                           Total Capital Goods                        $      438,060
----------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.0%
                                           Marine -- 0.0%
       136,065                             Horizon Lines, Inc.*                       $      361,933
                                                                                      --------------
                                           Total Transportation                       $      361,933
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    21

----------------------------------------------------------------------------------------------------
                Floating    S&P/Moody's
Shares          Rate (b)    Ratings                                                   Value
----------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.2%
                                          Auto Parts & Equipment -- 0.2%
       99,863                             Lear Corp.                                  $    4,144,314
                                                                                      --------------
                                          Total Automobiles & Components              $    4,144,314
----------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 0.0%
                                          Other Diversified Financial Services -- 0.0%
       24,638                             BTA Bank JSC (G.D.R.) (144A)*               $       54,204
                                                                                      --------------
                                          Total Diversified Financials                $       54,204
----------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 0.0%
                                          Real Estate Development -- 0.0%
      159,647                             Newhall Land Development LLC*               $      207,541
                                                                                      --------------
                                          Total Real Estate                           $      207,541
----------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.0%
                                          Data Processing & Outsourced Services -- 0.0%
       33,046                             Perseus Holdings, Ltd.*                     $       82,615
                                                                                      --------------
                                          Total Software & Services                   $       82,615
----------------------------------------------------------------------------------------------------
                                          TOTAL COMMON STOCKS
                                          (Cost $32,040,777)                          $   27,032,568
----------------------------------------------------------------------------------------------------
Principal
Amount ($)
----------------------------------------------------------------------------------------------------
                                          ASSET BACKED SECURITIES -- 2.0%
                                          AUTOMOBILES & COMPONENTS -- 0.0%
                                          Automobile Manufacturers -- 0.0%
      550,000                     BB/Ba1  AmeriCredit Automobile Receivables Trust,
                                          6.23%, 7/9/18                               $      577,912
                                                                                      --------------
                                          Total Automobiles & Components              $      577,912
----------------------------------------------------------------------------------------------------
                                          BANKS -- 1.3%
                                          Thrifts & Mortgage Finance -- 1.3%
      475,638        0.33       CCC/Caa3  ACE Securities Corp., Floating Rate Note,
                                          1/25/37                                     $      132,306
    2,837,523        1.14       AA+/Baa3  ACE Securities Corp., Floating Rate Note,
                                          12/25/34                                         2,134,271
    1,260,479        1.51       CCC/Caa3  Amortizing Residential Collateral Trust,
                                          Floating Rate Note, 1/25/32                        536,382
      499,566        0.82        AAA/Aaa  Bayview Financial Acquisition Trust,
                                          Floating Rate Note, 8/28/44                        479,887
    1,480,000        0.69         CCC/B2  Bear Stearns Asset Backed Securities
                                          Trust, Floating Rate Note, 1/25/47                 537,687
    1,350,000        1.29          BB/A2  Bear Stearns Asset Backed Securities
                                          Trust, Floating Rate Note, 10/25/34                932,249
    1,258,743        0.37         CCC/B1  Bear Stearns Asset Backed Securities
                                          Trust, Floating Rate Note, 10/25/36              1,193,561
    3,976,356        0.92         A/Caa1  Bear Stearns Asset Backed Securities
                                          Trust, Floating Rate Note, 3/25/35               3,129,659

The accompanying notes are an integral part of these financial statements.


22    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (b)    Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- (continued)
       675,000                     NR/NR  CarNow Auto Receivables Trust, 6.9%,
                                          11/15/16 (144A)                               $      674,993
       677,157       0.36         BB/Ba3  Carrington Mortgage Loan Trust, Floating
                                          Rate Note, 2/25/37                                   661,847
     8,090,000       0.44       CCC/Caa2  Carrington Mortgage Loan Trust, Floating
                                          Rate Note, 2/25/37                                 4,731,436
       559,086       0.34        CCC/Ba3  Carrington Mortgage Loan Trust, Floating
                                          Rate Note, 6/25/37                                   506,810
     2,925,613       0.30       CCC/Caa1  Citigroup Mortgage Loan Trust, Inc.,
                                          Floating Rate Note, 7/25/45                        2,061,106
     1,700,000       1.21        BB/Caa1  Countrywide Asset-Backed Certificates,
                                          Floating Rate Note, 11/25/34                         893,500
    10,266,931       0.69         CCC/NR  Countrywide Asset-Backed Certificates,
                                          Floating Rate Note, 3/25/47 (144A)                 4,144,688
     2,077,845       0.42        BBB-/B2  Countrywide Asset-Backed Certificates,
                                          Floating Rate Note, 6/25/36                        1,711,087
       813,832       0.94       AAA/Caa2  FBR Securitization Trust, Floating Rate
                                          Note, 10/25/35                                       455,922
       965,744       0.37          B-/B3  GSAMP Trust, Floating Rate Note,
                                          1/25/37                                              859,932
     4,000,000                    BBB/NR  Leaf II Receivables Funding LLC, 5.5%,
                                          2/20/22 (144A)                                     3,710,000
     5,805,582       0.59          CC/Ca  Lehman XS Trust, Floating Rate Note,
                                          12/25/35                                           1,692,327
     2,650,374       0.36       CCC/Caa3  Lehman XS Trust, Floating Rate Note,
                                          8/25/36                                            1,385,425
     1,173,549       0.40        BB+/Ba1  Residential Asset Mortgage Products, Inc.,
                                          Floating Rate Note, 8/25/36                          988,118
     1,500,000       6.55         CCC/B3  Security National Mortgage Loan Trust,
                                          Floating Rate Note, 4/25/37 (144A)                 1,305,094
                                                                                        --------------
                                                                                        $   34,858,287
                                                                                        --------------
                                          Total Banks                                   $   34,858,287
------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 0.7%
                                          Other Diversified Financial Services -- 0.4%
     9,145,407       0.72        B-/Caa1  Aircraft Finance Trust, Floating Rate Note,
                                          5/15/24 (144A)                                $    4,298,341
     1,517,119       1.04           B/B1  Ellington Loan Acquisition Trust, Floating
                                          Rate Note, 5/27/37 (144A)                          1,397,042
     4,740,591       0.35         CCC/B2  Home Equity Asset Trust, Floating Rate
                                          Note, 3/25/37                                      3,872,267
       662,907                     BB/NR  Sierra Receivables Funding Co., LLC,
                                          9.31%, 7/20/28 (144A)                                662,790
                                                                                        --------------
                                                                                        $   10,230,440
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    23

-----------------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                         Value
-----------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.3%
    11,634,489   0.63           CCC+/Caa2   Lease Investment Flight Trust, Floating
                                            Rate Note, 7/15/31                               $    7,504,245
     1,013,374   0.67           CCC+/Caa2   Lease Investment Flight Trust, Floating
                                            Rate Note, 7/15/31                                      653,626
                                                                                             --------------
                                                                                             $    8,157,871
                                                                                             --------------
                                            Total Diversified Financials                     $   18,388,311
-----------------------------------------------------------------------------------------------------------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $57,503,182)                               $   53,824,510
-----------------------------------------------------------------------------------------------------------
                                            COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.3%
                                            BANKS -- 0.5%
                                            Thrifts & Mortgage Finance -- 0.5%
    14,765,841   2.93             AAA/Ba3   Bayview Commercial Asset Trust, Floating
                                            Rate Note, 4/25/36 (144A)                        $      321,009
     1,000,000   6.85             CCC+/NR   Commercial Mortgage Pass Through
                                            Certificates, Floating Rate Note,
                                            8/15/33 (144A)                                          636,664
       797,400                    CC/Caa1   Countrywide Alternative Loan Trust,
                                            5.25%, 8/25/35                                          797,589
       501,182   5.67               NR/NR   First Horizon Asset Securities, Inc., Floating
                                            Rate Note, 11/25/34                                     439,018
       650,192                      NR/B3   GSR Mortgage Loan Trust, 5.5%, 8/25/21                  621,050
       809,976   5.74              BB-/NR   GSR Mortgage Loan Trust, Floating Rate
                                            Note, 2/25/34                                           689,877
       258,820   1.00            AAA/Baa3   Impac CMB Trust, Floating Rate Note,
                                            1/25/35                                                 195,245
     1,658,539   2.86               NR/B1   JP Morgan Mortgage Trust, Floating Rate
                                            Note, 10/25/35                                        1,339,288
       611,657   2.59              CCC/B1   JP Morgan Mortgage Trust, Floating Rate
                                            Note, 11/25/35                                          601,922
     2,925,402   4.71            BBB/Caa3   JP Morgan Mortgage Trust, Floating Rate
                                            Note, 2/25/35                                         2,434,327
     4,315,000                      BB/B1   Timberstar Trust, 7.53%,
                                            10/15/36 (144A)                                       3,987,004
     2,261,835   5.18              CCC/NR   WaMu Mortgage Pass Through Certificates,
                                            Floating Rate Note, 12/25/36                          1,825,391
                                                                                             --------------
                                                                                             $   13,888,384
                                                                                             --------------
                                            Total Banks                                      $   13,888,384
-----------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.3%
                                            Other Diversified Financial Services -- 0.2%
     1,042,121                      NR/B3   Credit Suisse Mortgage Capital
                                            Certificates, 5.0%, 4/25/37                      $      961,837

The accompanying notes are an integral part of these financial statements.


24    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                    Value
------------------------------------------------------------------------------------------------------
                                            Other Diversified Financial Services -- (continued)
     2,500,000   0.94           BBB+/Baa2   Morgan Stanley Capital I, Floating Rate
                                            Note, 12/15/20 (144A)                       $    2,279,875
       700,000   8.11               NR/NR   Vericrest Opportunity Loan Transferee,
                                            Floating Rate Note, 3/25/49 (144A)                 700,875
                                                                                        --------------
                                                                                        $    3,942,587
------------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- 0.1%
     3,450,000   6.94             BBB-/NR   Bear Stearns Commercial Mortgage
                                            Securities, Floating Rate Note,
                                            2/15/35 (144A)                              $    3,408,980
                                                                                        --------------
                                            Total Diversified Financials                $    7,351,567
------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.4%
                                            Mortgage REIT's -- 0.4%
     1,133,015   2.73            AAA/Caa1   American Home Mortgage Investment
                                            Trust, Floating Rate Note, 6/25/45          $      908,892
     9,000,000   7.08             CCC-/NR   Credit Suisse First Boston Mortgage
                                            Securities Corp., Floating Rate Note,
                                            12/15/35 (144A)                                  7,943,400
     2,456,421   5.50             CC/Caa1   Deutsche ALT-A Securities Inc Alternate
                                            Loan Trust, Floating Rate Note, 11/25/35         2,104,821
                                                                                        --------------
                                                                                        $   10,957,113
                                                                                        --------------
                                            Total Real Estate                           $   10,957,113
------------------------------------------------------------------------------------------------------
                                            GOVERNMENT -- 0.1%
    22,711,897   1.47              NR/Aaa   Government National Mortgage
                                            Association, Floating Rate Note,
                                            10/16/52                                    $    1,722,516
                                                                                        --------------
                                            Total Government                            $    1,722,516
------------------------------------------------------------------------------------------------------
                                            TOTAL COLLATERALIZED MORTGAGE
                                            OBLIGATIONS
                                            (Cost $36,278,349)                          $   33,919,580
------------------------------------------------------------------------------------------------------
                                            CORPORATE BONDS -- 72.2%
                                            ENERGY -- 11.0%
                                            Oil & Gas Drilling -- 1.8%
     3,600,000                      NR/NR   Deep Drilling 1 Pte, Ltd.,
                                            12.0%, 12/21/15                             $    3,438,323
     1,250,000                    B-/Caa1   Hercules Offshore, Inc., 10.5%,
                                            10/15/17 (144A)                                  1,306,250
     8,900,000                  CCC+/Caa2   Ocean Rig UDW, Inc., 9.5%, 4/27/16               8,900,000
    13,445,000                      B-/B3   Offshore Group Investments, Ltd.,
                                            11.5%, 8/1/15                                   14,705,469
     4,510,000                      B-/B3   Offshore Group Investments, Ltd., 11.5%,
                                            8/1/15 (144A)                                    4,932,812
     6,395,000                      B+/NR   Pioneer Drilling Co., 9.875%, 3/15/18            6,746,725

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    25

--------------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (b)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------------
                                              Oil & Gas Drilling -- (continued)
       7,990,000                     BB-/B2   Trinidad Drilling, Ltd., 7.875%,
                                              1/15/19 (144A)                              $    8,509,350
                                                                                          --------------
                                                                                          $   48,538,929
--------------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment & Services -- 1.2%
      17,815,000                      B-/B3   Expro Finance Luxembourg SCA, 8.5%,
                                              12/15/16 (144A)                             $   17,280,550
       1,825,000                     BB/Ba3   Exterran Holdings, Inc., 7.25%, 12/1/18          1,752,000
       2,275,000                  CCC+/Caa2   Green Field Energy Services, Inc., 13.0%,
                                              11/15/16 (144A)                                  2,229,500
         910,944                      NR/NR   Nexus 1 Pte, Ltd., 10.5%, 4/9/22 (144A)                911
NOK   32,463,000       12.98          NR/NR   Sevan Marine ASA, Floating Rate Note,
                                              10/24/12 (144A)                                  3,403,960
NOK   23,000,000                      NR/NR   Transocean Drilling Norway AS,
                                              11.0%, 2/24/16                                   4,341,064
NOK   16,000,000        9.67          NR/NR   Transocean Drilling Norway AS, Floating
                                              Rate Note, 2/24/16                               2,977,928
                                                                                          --------------
                                                                                          $   31,985,913
--------------------------------------------------------------------------------------------------------
                                              Integrated Oil & Gas -- 0.2%
CAD    5,070,000                   BB-/Caa2   Connacher Oil and Gas, Ltd., 8.75%,
                                              8/1/18 (144A)                               $    5,109,282
--------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- 4.7%
       7,485,000                       B/B3   Carrizo Oil & Gas, Inc.,
                                              8.625%, 10/15/18                            $    7,934,100
       7,990,000                      B-/B3   Chaparral Energy, Inc., 8.25%, 9/1/21            8,509,350
       7,920,000                     BB/Ba3   Chesapeake Energy Corp.,
                                              6.775%, 3/15/19                                  7,702,200
       3,235,000                    BB+/Ba1   Cimarex Energy Co., 5.875%, 5/1/22               3,348,225
       4,740,000                       B/B2   Comstock Resources, Inc.,
                                              7.75%, 4/1/19                                    4,408,200
       1,120,000                     BB+/B1   Concho Resources, Inc., 6.5%, 1/15/22            1,181,600
       5,035,000                  CCC+/Caa1   Goodrich Petroleum Corp.,
                                              8.875%, 3/15/19                                  4,871,362
       5,215,000                    B-/Caa1   Kodiak Oil & Gas Corp., 8.125%,
                                              12/1/19 (144A)                                   5,527,900
      13,600,000                       B/B2   Linn Energy LLC, 6.25%, 11/1/19 (144A)          13,396,000
      12,850,000                      B+/NR   MIE Holdings Corp., 9.75%,
                                              5/12/16 (144A)                                  12,801,170
NOK   12,000,000                      NR/NR   Norwegian Energy Co., AS,
                                              10.25%, 4/27/16                                  2,099,292
NOK   45,000,000                      NR/NR   Norwegian Energy Co., AS,
                                              12.9%, 11/20/14                                  7,838,215
       2,840,000                     B/Caa1   Oasis Petroleum, Inc., 6.5%, 11/1/21             2,896,800
       3,065,000                  CCC+/Caa1   PetroBakken Energy, Ltd., 8.625%,
                                              2/1/20 (144A)                                    3,195,262
       3,775,000                  BBB+/Baa3   Petrohawk Energy Corp., 7.25%, 8/15/18           4,303,500

The accompanying notes are an integral part of these financial statements.


26    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                    Value
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- (continued)
     6,460,000                     B/Caa1   Petroquest Energy, Inc., 10.0%, 9/1/17      $    6,669,950
     2,580,000                      B-/B3   Quicksilver Resources, Inc.,
                                            7.125%, 4/1/16                                   2,360,700
     3,370,000                       B/B2   Quicksilver Resources, Inc.,
                                            9.125%, 8/15/19                                  3,252,050
     4,370,000                       B/B1   Samson Investment Co., 9.75%,
                                            2/15/20 (144A)                                   4,561,188
     8,605,000                       B/B3   SandRidge Energy, Inc., 8.0%,
                                            6/1/18 (144A)                                    8,927,688
     3,080,000                      BB/B1   SM Energy Co., 6.5%, 11/15/21                    3,249,400
     2,919,000                     B/Caa1   Stone Energy Corp., 8.625%, 2/1/17               3,072,248
     2,275,000                    B-/Caa1   Venoco, Inc., 8.875%, 2/15/19                    2,132,812
                                                                                        --------------
                                                                                        $  124,239,212
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining & Marketing -- 0.0%
       765,000                    BB+/Ba1   Tesoro Corp., 9.75%, 6/1/19                 $      870,188
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Storage & Transportation -- 0.8%
     5,030,000        7.00       BB+/Baa3   Enterprise Products Operating LLC,
                                            Floating Rate Note, 6/1/67                  $    5,042,575
    13,700,000                      NR/B2   Everest Acquisition LLC, 9.375%,
                                            5/1/20 (144A)                                   14,590,500
       950,000        3.56         BB/Ba1   Southern Union Co., Floating Rate Note,
                                            11/1/66                                            801,562
                                                                                        --------------
                                                                                        $   20,434,637
------------------------------------------------------------------------------------------------------
                                            Coal & Consumable Fuels -- 2.3%
       815,000                     BB/Ba3   Alpha Natural Resources, Inc.,
                                            6.0%, 6/1/19                                $      762,025
     5,575,000                      B+/B1   Arch Coal, Inc., 7.25%, 6/15/21 (144A)           4,975,688
    15,063,000                     BB-/B1   Berau Capital Resources Pte, Ltd., 12.5%,
                                            7/8/15 (144A)                                   16,832,902
     3,750,000                     BB-/B1   Berau Coal Energy Tbk PT, 7.25%,
                                            3/13/17 (144A)                                   3,740,625
    12,200,000                     BB/Ba3   Bumi Capital Pte, Ltd., 12.0%,
                                            11/10/16 (144A)                                 13,420,000
    11,485,000                     B/Caa1   Foresight Energy LLC, 9.625%,
                                            8/15/17 (144A)                                  11,886,975
     4,435,000                       B/B2   James River Coal Co., 7.875%, 4/1/19             2,882,750
     2,706,000                       B/B3   Murray Energy Corp., 10.25%,
                                            10/15/15 (144A)                                  2,570,700
     2,070,000                       B/B2   Penn Virginia Resource Partners LP,
                                            8.25%, 4/15/18                                   2,126,925
                                                                                        --------------
                                                                                        $   59,198,590
                                                                                        --------------
                                            Total Energy                                $  290,376,751
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    27

-------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                  Value
-------------------------------------------------------------------------------------------------------
                                               MATERIALS -- 10.5%
                                               Commodity Chemicals -- 1.4%
       11,343,000                      NR/WR   Basell Finance Co., BV, 8.1%,
                                               3/15/27 (144A)                            $   13,441,455
        9,350,000                    CCC+/B3   Hexion US Finance Corp.,
                                               8.875%, 2/1/18                                 9,794,125
        2,259,000                     BB/Ba2   NOVA Chemicals Corp., 7.875%, 9/15/25          2,281,590
       11,320,000                      BB/B1   Rain CII Carbon LLC, 8.0%,
                                               12/1/18 (144A)                                11,857,700
                                                                                         --------------
                                                                                         $   37,374,870
-------------------------------------------------------------------------------------------------------
                                               Diversified Chemicals -- 1.8%
EURO   10,935,000                  CCC+/Caa1   Ineos Group Holdings, Ltd., 7.875%,
                                               2/15/16 (144A)                            $   13,316,184
          800,000                  CCC+/Caa1   Ineos Group Holdings, Ltd., 8.5%,
                                               2/15/16 (144A)                                   782,000
       17,540,000                    BB+/Ba2   LyondellBasell Industries NV, 5.0%,
                                               4/15/19 (144A)                                18,110,050
EURO    9,025,000                    NR/Caa1   Momentive Performance Materials, Inc.,
                                               9.5%, 1/15/21                                  9,497,023
EURO    4,390,000                      B+/B2   Styrolution Group GmbH, 7.625%,
                                               5/15/16 (144A)                                 5,258,795
                                                                                         --------------
                                                                                         $   46,964,052
-------------------------------------------------------------------------------------------------------
                                               Construction Materials -- 0.9%
       12,050,000                    CC/Caa3   AGY Holding Corp., 11.0%, 11/15/14        $    4,338,000
        4,275,000                      B-/NR   Cemex Espana Luxembourg, 9.875%,
                                               4/30/19 (144A)                                 3,997,125
        9,406,000                      B-/NR   Cemex Finance LLC, 9.5%,
                                               12/14/16 (144A)                                9,264,910
        3,750,000                      B-/NR   Cemex SAB de CV, 9.0%,
                                               1/11/18 (144A)                                 3,506,250
        2,735,000                    B-/Caa2   Texas Industries, Inc., 9.25%, 8/15/20         2,666,625
                                                                                         --------------
                                                                                         $   23,772,910
-------------------------------------------------------------------------------------------------------
                                               Metal & Glass Containers -- 1.1%
        4,105,000                      B-/B3   AEP Industries, Inc., 8.25%, 4/15/19      $    4,310,250
        9,059,942                    B-/Caa1   ARD Finance SA, 11.125%,
                                               6/1/18 (144A) (PIK)                            9,082,592
        5,000,000                     BB-/B3   Ardagh Packaging Finance Plc, 9.125%,
                                               10/15/20 (144A)                                5,412,500
EURO    2,100,000                      B-/B3   Ardagh Packaging Finance Plc, 9.25%,
                                               10/15/20 (144A)                                2,863,055
        7,904,423                  CCC+/Caa1   BWAY Parent Co, Inc., 10.125%,
                                               11/1/15 (PIK)                                  8,062,511
                                                                                         --------------
                                                                                         $   29,730,908
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


28    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

-------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                  Value
-------------------------------------------------------------------------------------------------------
                                               Paper Packaging -- 1.1%
       15,426,044                      NR/NR   Bio Pappel SAB de CV, 7.0%,
                                               8/27/16 (Step)                            $   11,878,054
        2,200,771                      NR/NR   Bio Pappel SAB de CV, 7.0%,
                                               8/27/16 (Step) (144A)                          1,694,594
EURO    6,800,000                       B/B2   Nordenia International AG, 9.75%,
                                               7/15/17 (144A)                                 9,675,881
        4,430,000                       B/B3   Packaging Dynamics Corp., 8.75%,
                                               2/1/16 (144A)                                  4,706,875
                                                                                         --------------
                                                                                         $   27,955,404
-------------------------------------------------------------------------------------------------------
                                               Aluminum -- 0.0%
              306                      B-/B3   Noranda Aluminum Acquisition Corp.,
                                               4.659%, 5/15/15 (PIK)                     $          295
-------------------------------------------------------------------------------------------------------
                                               Diversified Metals & Mining -- 1.4%
       10,175,000                  CCC+/Caa1   Midwest Vanadium Pty, Ltd., 11.5%,
                                               2/15/18 (144A)                            $    6,817,250
       11,725,000                  CCC+/Caa1   Mirabela Nickel, Ltd., 8.75%,
                                               4/15/18 (144A)                                 8,617,875
        4,750,000                      NR/B1   Mongolian Mining Corp., 8.875%,
                                               3/29/17 (144A)                                 4,749,348
       12,910,000                     BB/Ba3   Vedanta Resources Plc, 8.25%,
                                               6/7/21 (144A)                                 12,264,500
        2,000,000                     BB/Ba3   Vedanta Resources Plc, 9.5%,
                                               7/18/18 (144A)                                 2,055,000
        1,585,000                  BBB-/Baa3   Volcan Cia Minera SAA, 5.375%,
                                               2/2/22 (144A)                                  1,646,022
                                                                                         --------------
                                                                                         $   36,149,995
-------------------------------------------------------------------------------------------------------
                                               Steel -- 2.4%
       12,950,000                   CCC/Caa2   Algoma Acquisition Corp., 9.875%,
                                               6/15/15 (144A)                            $   11,914,000
        5,300,000                     NR/Ba1   China Oriental Group Co., Ltd., 8.0%,
                                               8/18/15 (144A)                                 4,836,250
       11,975,000                      B-/B3   Ferrexpo Finance Plc, 7.875%,
                                               4/7/16 (144A)                                 11,151,719
        6,000,000                    BB+/Ba3   Fosun International, Ltd., 7.5%,
                                               5/12/16 (144A)                                 5,610,000
        4,340,000                       B/B3   JMC Steel Group, 8.25%,
                                               3/15/18 (144A)                                 4,491,900
        7,620,000                      NR/B2   Metinvest BV, 10.25%, 5/20/15 (144A)           7,562,850
       11,550,000                      NR/B2   Metinvest BV, 8.75%, 2/14/18 (144A)           10,683,750
        4,890,000                  CCC+/Caa1   Ryerson, Inc., 12.0%, 11/1/15                  5,097,825
EURO    2,505,000                   CCC/Caa2   Zlomrex International Finance SA, 8.5%,
                                               2/1/14 (144A)                                  2,752,067
                                                                                         --------------
                                                                                         $   64,100,361
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    29

-------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                  Value
-------------------------------------------------------------------------------------------------------
                                               Paper Products -- 0.4%
       14,215,000                     B+/Ba3   Grupo Papelero Scribe SA, 8.875%,
                                               4/7/20 (144A)                             $   12,011,675
                                                                                         --------------
                                               Total Materials                           $  278,060,470
-------------------------------------------------------------------------------------------------------
                                               CAPITAL GOODS -- 6.2%
                                               Aerospace & Defense -- 0.6%
       19,238,000                      B-/B2   DynCorp International, Inc.,
                                               10.375%, 7/1/17                           $   16,496,585
-------------------------------------------------------------------------------------------------------
                                               Building Products -- 0.8%
        3,905,000                    BB+/Ba3   Building Materials Corp., of America,
                                               6.75%, 5/1/21 (144A)                      $    4,066,081
       16,000,000                     NR/Ba2   China Liansu Group Holdings, Ltd.,
                                               7.875%, 5/13/16 (144A)                        15,160,000
        3,739,472                      NR/NR   Industrias Unidas SA de CV,
                                               11.5%, 11/15/16                                2,767,209
                                                                                         --------------
                                                                                         $   21,993,290
-------------------------------------------------------------------------------------------------------
                                               Construction & Engineering -- 0.9%
        6,900,000                     B+/Ba3   Abengoa Finance SAU, 8.875%,
                                               11/1/17 (144A)                            $    6,589,500
        2,980,000                    BB-/Ba3   Dycom Investments, Inc.,
                                               7.125%, 1/15/21                                3,069,400
        7,900,000                      B+/B1   Empresas ICA SAB de CV, 8.9%,
                                               2/4/21 (144A)                                  7,821,000
        9,175,000                   CCC/Caa3   New Enterprise Stone & Lime Co., Inc.,
                                               11.0%, 9/1/18                                  7,523,500
                                                                                         --------------
                                                                                         $   25,003,400
-------------------------------------------------------------------------------------------------------
                                               Electrical Components & Equipment -- 0.5%
       10,825,000                       B/B3   Coleman Cable, Inc., 9.0%, 2/15/18        $   11,420,375
        1,171,000                       B/B1   WESCO Distribution, Inc.,
                                               7.5%, 10/15/17                                 1,198,811
        1,540,000                       B/B2   WireCo WorldGroup, Inc., 9.5%, 5/15/17         1,590,050
                                                                                         --------------
                                                                                         $   14,209,236
-------------------------------------------------------------------------------------------------------
                                               Industrial Conglomerates -- 0.6%
        2,980,000                       B/B2   JB Poindexter & Co., Inc., 9.0%,
                                               4/1/22 (144A)                             $    3,032,150
EURO    1,800,000                    BB-/Ba3   Mark IV Europe Lux SCA, 8.875%,
                                               12/15/17 (144A)                                2,454,047
        1,200,000                    CCC+/B3   Park-Ohio Industries, Inc.,
                                               8.125%, 4/1/21                                 1,236,000
        7,800,000                   BBB/Baa3   Votorantim Cimentos SA, 7.25%,
                                               4/5/41 (144A)                                  7,936,500
                                                                                         --------------
                                                                                         $   14,658,697
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


30    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

---------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------------
                                               Construction & Farm Machinery & Heavy Trucks -- 0.9%
        6,780,000                       B/B2   Commercial Vehicle Group, Inc.,
                                               7.875%, 4/15/19                             $    6,780,000
        6,225,000                     BB/Ba3   Lonking Holdings, Ltd., 8.5%,
                                               6/3/16 (144A)                                    5,851,500
        4,400,000                      NR/NR   OSX 3 Leasing BV, 9.25%,
                                               3/20/15 (144A)                                   4,559,280
        2,280,000                     BB-/B2   Terex Corp., 6.5%, 4/1/20                        2,342,700
        2,740,000                      B+/B1   Titan International, Inc.,
                                               7.875%, 10/1/17                                  2,904,400
                                                                                           --------------
                                                                                           $   22,437,880
---------------------------------------------------------------------------------------------------------
                                               Industrial Machinery -- 1.1%
        5,322,000                      NR/WR   Indalex Holding Corp., 11.5%, 2/1/14 (c)    $       19,958
        5,080,000                     B/Caa1   Liberty Tire Recycling, 11.0%,
                                               10/1/16 (144A)                                   4,787,900
        7,237,000                  CCC+/Caa2   Mueller Water Products, Inc.,
                                               7.375%, 6/1/17                                   7,255,092
        1,725,000                       B/B1   Schaeffler Finance BV, 7.75%,
                                               2/15/17 (144A)                                   1,828,500
        1,465,000                       B/B1   Schaeffler Finance BV, 8.5%,
                                               2/15/19 (144A)                                   1,571,212
       14,600,000                      B+/NR   WPE International Cooperatief UA,
                                               10.375%, 9/30/20 (144A)                         12,848,000
                                                                                           --------------
                                                                                           $   28,310,662
---------------------------------------------------------------------------------------------------------
                                               Trading Companies & Distributors -- 0.8%
        9,840,000                      B-/B3   INTCOMEX, Inc., 13.25%, 12/15/14            $    9,987,600
        2,735,000                       B/B3   UR Financing Escrow Corp., 7.375%,
                                               5/15/20 (144A)                                   2,871,750
        6,820,000                       B/B3   UR Financing Escrow Corp., 7.625%,
                                               4/15/22 (144A)                                   7,212,150
                                                                                           --------------
                                                                                           $   20,071,500
                                                                                           --------------
                                               Total Capital Goods                         $  163,181,250
---------------------------------------------------------------------------------------------------------
                                               COMMERCIAL SERVICES & SUPPLIES -- 0.4%
                                               Environmental & Facilities Services -- 0.1%
        6,510,000                      NR/WR   Old AII, Inc., 10.0%, 12/15/16 (c)          $          651
EURO    3,022,531                  CCC+/Caa2   The New Reclamation Group Pty, Ltd.,
                                               8.125%, 2/1/13 (144A)                            2,880,556
                                                                                           --------------
                                                                                           $    2,881,207
---------------------------------------------------------------------------------------------------------
                                               Diversified Support Services -- 0.3%
        6,365,000                       B/B3   ADS Tactical, Inc., 11.0%, 4/1/18 (144A)    $    6,683,250
                                                                                           --------------
                                               Total Commercial Services & Supplies        $    9,564,457
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    31

-----------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (b)    Ratings                                                    Value
-----------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 2.2%
                                           Air Freight & Logistics -- 0.6%
   12,061,000                    B-/Caa1   CEVA Group Plc, 11.5%, 4/1/18 (144A)        $   11,880,085
    2,445,000                      B-/B3   CEVA Group Plc, 11.625%,
                                           10/1/16 (144A)                                   2,597,812
                                                                                       --------------
                                                                                       $   14,477,897
-----------------------------------------------------------------------------------------------------
                                           Airlines -- 0.7%
    1,635,019                     BB/Ba2   Continental Airlines 1998-1 Class B Pass
                                           Through Trust, 6.748%, 3/15/17              $    1,618,669
    2,125,000                   BBB-/Ba2   Continental Airlines 2012-1 Class B Pass
                                           Thru Trusts, 6.25%, 4/11/20                      2,151,562
    7,363,000                       B/NR   Gol Finance, 9.25%, 7/20/20 (144A)               6,589,885
    8,250,000                       B/NR   TAM Capital 3, Inc., 8.375%,
                                           6/3/21 (144A)                                    8,580,000
                                                                                       --------------
                                                                                       $   18,940,116
-----------------------------------------------------------------------------------------------------
                                           Marine -- 0.0%
    1,345,000                      B+/B3   Navios South American Logistics, Inc.,
                                           9.25%, 4/15/19                              $    1,230,675
-----------------------------------------------------------------------------------------------------
                                           Railroads -- 0.1%
    2,335,962                   CCC/Caa3   Florida East Coast Holdings Corp.,
                                           10.5%, 8/1/17 (PIK)                         $    1,921,329
-----------------------------------------------------------------------------------------------------
                                           Trucking -- 0.5%
    7,656,551                     NR/Ba2   Inversiones Alsacia SA, 8.0%,
                                           8/18/18 (144A)                              $    7,517,049
    6,125,000                       B/B3   syncreon Global Ireland, Ltd., 9.5%,
                                           5/1/18 (144A)                                    6,079,062
                                                                                       --------------
                                                                                       $   13,596,111
-----------------------------------------------------------------------------------------------------
                                           Airport Services -- 0.3%
    4,536,250                       B/B2   Aeropuertos Argentina 2000 SA, 10.75%,
                                           12/1/20 (144A)                              $    4,513,569
    3,900,000                       B/B2   Aguila 3 SA, 7.875%, 1/31/18 (144A)              4,085,250
                                                                                       --------------
                                                                                       $    8,598,819
                                                                                       --------------
                                           Total Transportation                        $   58,764,947
-----------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 2.6%
                                           Auto Parts & Equipment -- 1.4%
    4,800,000                      B+/B2   Pittsburgh Glass Works LLC, 8.5%,
                                           4/15/16 (144A)                              $    4,728,000
    4,365,000                   CCC/Caa1   Stanadyne Corp., 10.0%, 8/15/14                  3,655,688
   16,550,000                  CCC-/Caa3   Stanadyne Holdings, Inc., 12.0%,
                                           2/15/15 (Step)                                  12,743,500
   11,854,000                      B+/B1   Tower Automotive Holdings USA LLC,
                                           10.625%, 9/1/17 (144A)                          12,728,232
    4,260,000                    CCC+/B3   UCI International, Inc., 8.625%, 2/15/19         4,366,500
                                                                                       --------------
                                                                                       $   38,221,920
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


32    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

--------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------------
                                               Tires & Rubber -- 0.1%
        2,810,000                      B+/B1   The Goodyear Tire & Rubber Co.,
                                               7.0%, 5/15/22                              $    2,788,925
--------------------------------------------------------------------------------------------------------
                                               Automobile Manufacturers -- 1.1%
        4,000,000                     NR/Ba1   Automotores Gildemeister SA, 8.25%,
                                               5/24/21 (144A)                             $    4,224,000
       11,605,000                       B/B2   Chrysler Group LLC, 8.0%, 6/15/19              12,011,175
        7,865,000                       B/B2   Chrysler Group LLC, 8.25%, 6/15/21              8,140,275
        5,000,000                      B+/B1   Hyva Global BV, 8.625%,
                                               3/24/16 (144A)                                  4,212,500
                                                                                          --------------
                                                                                          $   28,587,950
                                                                                          --------------
                                               Total Automobiles & Components             $   69,598,795
--------------------------------------------------------------------------------------------------------
                                               CONSUMER DURABLES & APPAREL -- 3.0%
                                               Homebuilding -- 1.2%
        1,600,000                   CCC/Caa3   Beazer Homes USA, Inc.,
                                               9.125%, 5/15/19                            $    1,340,000
        8,750,000                   CCC/Caa3   Beazer Homes USA, Inc.,
                                               9.125%, 6/15/18                                 7,437,500
        2,050,000                     BB-/NR   Corp GEO SAB de CV, 8.875%,
                                               3/27/22 (144A)                                  2,080,750
       10,272,000                     NR/Ba3   Desarrolladora Homex SAB de CV, 9.5%,
                                               12/11/19 (144A)                                10,605,840
        3,805,000                      B+/B1   Meritage Homes Corp., 7.0%,
                                               4/1/22 (144A)                                   3,862,075
        7,500,000                     NR/Ba3   Urbi Desarrollos Urbanos SAB de CV,
                                               9.75%, 2/3/22 (144A)                            7,800,000
                                                                                          --------------
                                                                                          $   33,126,165
--------------------------------------------------------------------------------------------------------
                                               Housewares & Specialties -- 1.5%
        2,400,000                    B-/Caa1   Reynolds Group Issuer, Inc., 8.5%,
                                               2/15/21 (144A)                             $    2,316,000
        3,235,000                    B-/Caa1   Reynolds Group Issuer, Inc., 9.0%,
                                               4/15/19 (144A)                                  3,251,175
        7,490,000                    B-/Caa1   Reynolds Group Issuer, Inc., 9.25%,
                                               5/15/18 (144A)                                  7,564,900
        7,675,000                    B-/Caa1   Reynolds Group Issuer, Inc., 9.875%,
                                               8/15/19 (144A)                                  8,001,188
       11,165,000                    CCC+/B3   Yankee Candle Co., Inc., 9.75%, 2/15/17        11,667,425
        5,775,000                  CCC+/Caa1   YCC Holdings LLC, 10.25%,
                                               2/15/16 (PIK)                                   5,904,938
                                                                                          --------------
                                                                                          $   38,705,626
--------------------------------------------------------------------------------------------------------
                                               Leisure Products -- 0.3%
EURO    4,700,000                   CCC/Caa2   Heckler & Koch GmbH, 9.5%,
                                               5/15/18 (144A)                             $    4,043,751

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    33

--------------------------------------------------------------------------------------------------------
Principal            Floating    S&P/Moody's
Amount ($)           Rate (b)    Ratings                                                  Value
--------------------------------------------------------------------------------------------------------
                                                Leisure Products -- (continued)
      5,000,000                         B/B2    Icon Health & Fitness, Inc., 11.875%,
                                                10/15/16 (144A)                           $    4,312,500
                                                                                          --------------
                                                                                          $    8,356,251
                                                                                          --------------
                                                Total Consumer Durables & Apparel         $   80,188,042
--------------------------------------------------------------------------------------------------------
                                                CONSUMER SERVICES -- 1.7%
                                                Casinos & Gaming -- 0.8%
     10,750,000                        NR/WR    Buffalo Thunder Development Authority,
                                                9.375%, 12/15/14 (144A) (c)               $    4,004,375
      4,395,000                         B/B2    Codere Finance Luxembourg SA, 9.25%,
                                                2/15/19 (144A)                                 4,048,894
      2,052,000                        B-/NR    Little Traverse Bay Bands of Odawa
                                                Indians, 9.0%, 8/31/20 (144A)                  1,867,320
EURO  1,000,000      8.25             BB/Ba2    Lottomatica S.p.A., Floating Rate Note,
                                                3/31/66 (144A)                                 1,181,728
      5,965,000                        NR/WR    Mashantucket Western Pequot Tribe,
                                                8.5%, 11/15/15 (144A) (c)                        544,306
EURO  6,335,000                        B-/B3    Peermont Global Pty, Ltd., 7.75%,
                                                4/30/14 (144A)                                 7,798,350
      1,725,000                     CCC/Caa2    Shingle Springs Tribal Gaming Authority,
                                                9.375%, 6/15/15 (144A)                         1,254,938
                                                                                          --------------
                                                                                          $   20,699,911
--------------------------------------------------------------------------------------------------------
                                                Hotels, Resorts & Cruise Lines -- 0.2%
      4,977,000                      CCC+/B3    Grupo Posadas SAB de CV, 9.25%,
                                                1/15/15 (144A)                            $    4,404,645
--------------------------------------------------------------------------------------------------------
                                                Restaurants -- 0.5%
BRL   4,250,000                       NR/Ba2    Arcos Dorados Holdings, Inc., 10.25%,
                                                7/13/16 (144A)                            $    2,293,286
     15,915,000                    CCC+/Caa1    Burger King Capital Holdings LLC, 0.0%,
                                                4/15/19 (Step) (144A)                         12,214,762
                                                                                          --------------
                                                                                          $   14,508,048
--------------------------------------------------------------------------------------------------------
                                                Education Services -- 0.2%
      4,225,000                        B-/B2    Cambium Learning Group, Inc.,
                                                9.75%, 2/15/17                            $    4,108,812
                                                                                          --------------
                                                Total Consumer Services                   $   43,721,416
--------------------------------------------------------------------------------------------------------
                                                MEDIA -- 2.7%
                                                Advertising -- 0.6%
      3,800,000                        NR/B3    Good Sam Enterprises LLC,
                                                11.5%, 12/1/16                            $    3,966,250
      5,549,000                        B+/B2    MDC Partners, Inc., 11.0%, 11/1/16             6,034,538
      8,700,000                      B-/Caa2    Sitel LLC, 11.5%, 4/1/18                       6,090,000
                                                                                          --------------
                                                                                          $   16,090,788
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


34    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

--------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                  Value
--------------------------------------------------------------------------------------------------------
                                               Broadcasting -- 1.7%
        2,968,235                  CCC+/Caa3   Intelsat Luxembourg SA, 11.5%, 2/4/17     $    3,094,385
       15,840,000                  CCC+/Caa3   Intelsat Luxembourg SA, 11.5%,
                                               2/4/17 (144A) (PIK)                           16,354,800
        4,300,000                       B/B1   Nara Cable Funding, Ltd., 8.875%,
                                               12/1/18 (144A)                                 3,934,500
EURO   10,950,000                       B/B1   Nara Cable Funding, Ltd., 8.875%,
                                               12/1/18 (144A)                                13,044,571
EURO    1,925,000                  CCC+/Caa1   Ono Finance II Plc, 11.125%,
                                               7/15/19 (144A)                                 2,114,862
        4,245,000                      B-/B3   Telesat Canada, 12.5%, 11/1/17                 4,754,400
                                                                                         --------------
                                                                                         $   43,297,518
--------------------------------------------------------------------------------------------------------
                                               Movies & Entertainment -- 0.1%
        2,125,000                      B-/B3   Regal Entertainment Group,
                                               9.125%, 8/15/18                           $    2,353,438
--------------------------------------------------------------------------------------------------------
                                               Publishing -- 0.3%
        6,135,000                    B-/Caa1   Interactive Data Corp., 10.25%, 8/1/18    $    6,932,550
        1,675,000                       B/B3   MPL 2 Acquisition Canco, Inc., 9.875%,
                                               8/15/18 (144A)                                 1,444,688
                                                                                         --------------
                                                                                         $    8,377,238
                                                                                         --------------
                                               Total Media                               $   70,118,982
--------------------------------------------------------------------------------------------------------
                                               RETAILING -- 0.7%
                                               Internet Retail -- 0.3%
        7,415,000                       B/B3   Ticketmaster Entertainment LLC,
                                               10.75%, 8/1/16                            $    7,952,588
--------------------------------------------------------------------------------------------------------
                                               Department Stores -- 0.4%
       10,855,000                       B/NR   Grupo Famsa SAB de CV, 11.0%,
                                               7/20/15 (144A)                            $   11,452,025
                                                                                         --------------
                                               Total Retailing                           $   19,404,613
--------------------------------------------------------------------------------------------------------
                                               FOOD, BEVERAGE & TOBACCO -- 5.3%
                                               Distillers & Vintners -- 0.3%
EURO    4,171,607                      NR/NR   Belvedere SA, 7.692%, 11/10/19            $    1,270,002
EURO      320,792        7.69          NR/NR   Belvedere SA, Floating Rate Note,
                                               11/10/19                                          97,662
        7,512,000                      B-/B3   CEDC Finance Corp International, Inc.,
                                               9.125%, 12/1/16 (144A)                         5,896,920
                                                                                         --------------
                                                                                         $    7,264,584
--------------------------------------------------------------------------------------------------------
                                               Soft Drinks -- 0.0%
        1,590,000                     BB/Ba2   Central American Bottling Corp., 6.75%,
                                               2/9/22 (144A)                             $    1,645,650
--------------------------------------------------------------------------------------------------------
                                               Agricultural Products -- 0.2%
        4,959,000                      B+/B3   Southern States Cooperative, Inc.,
                                               11.25%, 5/15/15 (144A)                    $    5,318,528
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    35

----------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------------
                                               Packaged Foods & Meats -- 4.1%
EURO    3,200,000                       B/NR   Agrokor DD, 9.875%, 5/1/19 (144A)            $    4,299,215
        6,000,000                      NR/B1   Bertin SA, 10.25%, 10/5/16 (144A)                 6,480,000
       12,305,000                      NR/B2   Corp Pesquera Inca SAC, 9.0%,
                                               2/10/17 (144A)                                   13,166,350
        9,500,000                       B/B3   FAGE Dairy Industry SA, 9.875%,
                                               2/1/20 (144A)                                     8,882,500
        2,969,595                      NR/NR   Independencia International, Ltd., 12.0%,
                                               12/30/16 (144A) (c)                                   2,970
        9,590,000                      BB/B1   JBS Finance II, Ltd., 8.25%,
                                               1/29/18 (144A)                                    9,382,856
        1,250,000                      BB/B1   JBS USA LLC, 8.25%, 2/1/20 (144A)                 1,265,625
       20,248,000                      B+/B1   Marfrig Overseas, Ltd., 9.5%,
                                               5/4/20 (144A)                                    17,666,380
        3,783,000                      B+/B1   Marfrig Overseas, Ltd., 9.625%,
                                               11/16/16 (144A)                                   3,593,850
        4,755,000                      B+/B2   Minerva Luxembourg SA, 12.25%,
                                               2/10/22 (144A)                                    5,064,075
       19,900,000                      B+/B2   Minerva Overseas II, Ltd., 10.875%,
                                               11/15/19 (144A)                                  20,497,000
       10,905,000                    B-/Caa1   Pilgrim's Pride Corp., 7.875%, 12/15/18          11,068,575
        7,158,000                      NR/B1   SA Fabrica de Produtos Alimenticios Vigor,
                                               9.25%, 2/23/17 (Step) (144A)                      6,950,418
                                                                                            --------------
                                                                                            $  108,319,814
----------------------------------------------------------------------------------------------------------
                                               Tobacco -- 0.7%
       17,855,000                       B/B2   Alliance One International, Inc.,
                                               10.0%, 7/15/16                               $   18,033,550
                                                                                            --------------
                                               Total Food, Beverage & Tobacco               $  140,582,126
----------------------------------------------------------------------------------------------------------
                                               HEALTH CARE EQUIPMENT & SERVICES -- 2.5%
                                               Health Care Equipment -- 0.3%
        8,850,000                  CCC+/Caa2   Accellent, Inc., 10.0%, 11/1/17              $    7,234,875
----------------------------------------------------------------------------------------------------------
                                               Health Care Supplies -- 0.4%
        1,550,000                       B/B2   Alere, Inc., 7.875%, 2/1/16                  $    1,613,938
        5,750,000                     B/Caa1   ConvaTec Healthcare E SA, 10.5%,
                                               12/15/18 (144A)                                   5,879,375
        3,200,000                    B-/Caa1   Immucor, Inc., 11.125%, 8/15/19                   3,588,000
                                                                                            --------------
                                                                                            $   11,081,313
----------------------------------------------------------------------------------------------------------
                                               Health Care Services -- 1.0%
        4,339,000                    B-/Caa1   BioScrip, Inc., 10.25%, 10/1/15              $    4,696,968
        1,945,000                    CCC+/B3   ExamWorks Group, Inc., 9.0%,
                                               7/15/19 (144A)                                    1,974,175
        4,253,000                   CCC/Caa2   Gentiva Health Services, Inc.,
                                               11.5%, 9/1/18                                     3,965,922
        5,975,000                  CCC+/Caa1   Surgical Care Affiliates, Inc., 10.0%,
                                               7/15/17 (144A)                                    6,034,750

The accompanying notes are an integral part of these financial statements.


36    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

--------------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (b)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------------
                                              Health Care Services -- (continued)
      10,447,362                    CCC+/B3   Surgical Care Affiliates, Inc., 8.875%,
                                              7/15/15 (144A) (PIK)                        $   10,604,072
                                                                                          --------------
                                                                                          $   27,275,887
--------------------------------------------------------------------------------------------------------
                                              Health Care Facilities -- 0.6%
       1,550,000                      B-/B3   Kindred Healthcare, Inc., 8.25%, 6/1/19     $    1,367,875
      10,295,000                     BB-/B1   Tenet Healthcare Corp., 6.25%,
                                              11/1/18 (144A)                                  10,706,800
       4,200,000                      B-/B3   Vanguard Health Holding Co., II LLC,
                                              7.75%, 2/1/19                                    4,215,750
         172,000                  CCC+/Caa1   Vanguard Health Systems, Inc., 2/1/16              113,950
                                                                                          --------------
                                                                                          $   16,404,375
--------------------------------------------------------------------------------------------------------
                                              Health Care Technology -- 0.2%
       5,150,000                      B-/B3   MedAssets, Inc., 8.0%, 11/15/18             $    5,381,750
                                                                                          --------------
                                              Total Health Care Equipment & Services      $   67,378,200
--------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS, BIOTECHNOLOGY
                                              & LIFE SCIENCES -- 0.4%
                                              Biotechnology -- 0.4%
      10,302,000                    B+/Caa2   Lantheus Medical Imaging, Inc.,
                                              9.75%, 5/15/17                              $    9,014,250
--------------------------------------------------------------------------------------------------------
                                              Life Sciences Tools & Services -- 0.0%
         924,776   9.50              B/Caa1   Catalent Pharma Solutions, Inc., Floating
                                              Rate Note, 4/15/15                          $      952,519
                                                                                          --------------
                                              Total Pharmaceuticals, Biotechnology &
                                              Life Sciences                               $    9,966,769
--------------------------------------------------------------------------------------------------------
                                              BANKS -- 2.7%
                                              Diversified Banks -- 1.9%
TRY    6,430,000                      NR/NR   Asian Development Bank, 14.0%, 8/7/12       $    3,705,762
       6,875,000   9.75              BB+/NR   Banco de Credito del Peru Panama,
                                              Floating Rate Note, 11/6/69 (144A)               8,043,750
       6,600,000                       B/B2   Banco de Galicia y Buenos Aires, 8.75%,
                                              5/4/18 (144A)                                    5,742,000
       1,750,000                     NR/Ba1   Banco do Estado do Rio Grande do Sul,
                                              7.375%, 2/2/22 (144A)                            1,838,902
       2,140,000                     NR/Ba1   Banco Industrial e Comercial SA, 8.5%,
                                              4/27/20 (144A)                                   2,197,074
       6,230,000                     NR/Ba2   Banco Macro SA, 10.75%, 6/7/12                   3,800,300
       2,870,000   9.75               NR/B2   Banco Macro SA, Floating Rate Note,
                                              12/18/36                                         2,095,100
       3,880,000                      NR/B2   Bank CenterCredit, 8.625%,
                                              1/30/14 (144A)                                   3,957,600
       5,100,000                      NR/A2   BBVA Bancomer SA Texas, 6.5%,
                                              3/10/21 (144A)                                   5,151,000

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    37

-------------------------------------------------------------------------------------------------------------
Principal            Floating    S&P/Moody's
Amount ($)           Rate (b)    Ratings                                                       Value
-------------------------------------------------------------------------------------------------------------
                                                Diversified Banks -- (continued)
EURO  2,600,000                       NR/Aaa    Cooperatieve Centrale Raiffeisen-
                                                Boerenleenbank BA Netherlands,
                                                6.875%, 3/19/20                                $    3,314,155
      1,400,000                        B+/B2    Kazkommertsbank JSC, 8.0%,
                                                11/3/15 (144A)                                      1,309,000
      2,750,000          9.20      CCC-/Caa1    Kazkommertsbank JSC, Floating Rate
                                                Note, 11/29/49 (Perpetual) (144A)                   1,567,500
         80,000                     BBB-/Ba1    Societe Generale SA, 8.75%,
                                                10/29/49 (Perpetual)                                   72,400
      7,400,000                      NR/Baa1    VTB Bank OJSC Via VTB Capital SA, 6.0%,
                                                4/12/17 (144A)                                      7,502,882
                                                                                               --------------
                                                                                               $   50,297,425
-------------------------------------------------------------------------------------------------------------
                                                Regional Banks -- 0.8%
      3,165,000          8.50         NR/Ba3    Banco Internacional del Peru SAA, Floating
                                                Rate Note, 4/23/70 (144A)                      $    3,373,574
      2,700,000                     BB+/Baa3    Capital One Capital V, 10.25%, 8/15/39              2,814,750
     13,430,000          6.75       BBB/Baa3    PNC Financial Services Group, Inc.,
                                                Floating Rate Note, 7/29/49 (Perpetual)            14,076,923
                                                                                               --------------
                                                                                               $   20,265,247
                                                                                               --------------
                                                Total Banks                                    $   70,562,672
-------------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 5.6%
                                                Other Diversified Financial Services -- 1.7%
EURO  1,300,000         11.04          B-/NR    ATLAS VI Capital, Ltd., Floating Rate Note,
                                                4/7/14 (Cat Bond) (144A)                       $    1,745,524
      2,000,000          6.50         BB+/NR    Caelus Re II, Ltd., Floating Rate Note,
                                                5/24/13 (Cat Bond) (144A)                           1,978,400
        250,000         15.85          B+/NR    Calabash Re, Ltd., Floating Rate Note,
                                                6/15/12 (Cat Bond) (144A)                             252,675
      1,500,000         10.25         BB-/NR    Compass Re, Ltd., Floating Rate Note,
                                                1/8/15 (Cat Bond) (144A)                            1,477,350
      1,000,000          0.00          B+/NR    Compass Re, Ltd., Floating Rate Note,
                                                1/8/15 (Cat Bond) (144A)                              973,500
        400,000          0.00          BB/NR    East Lane Re V, Ltd., Floating Rate Note,
                                                3/16/16 (Cat Bond) (144A)                             396,880
TRY  12,410,000                      AAA/Aaa    European Investment Bank, 0.0% 3/2/15               5,624,247
      1,250,000          8.35         BB-/NR    Ibis Re II, Ltd., Floating Rate Note, 2/5/15
                                                (Cat Bond) (144A)                                   1,234,125
      1,925,000         13.50          B-/NR    Ibis Re II, Ltd., Floating Rate Note, 2/5/15
                                                (Cat Bond) (144A)                                   1,889,772
      1,135,000         10.72          BB/NR    Ibis Re, Ltd., Floating Rate Note, 5/10/12
                                                (Cat Bond) (144A)                                   1,133,978
      1,500,000          6.20         BB-/NR    Ibis Re, Ltd., Floating Rate Note, 5/3/13
                                                (Cat Bond) (144A)                                   1,479,000
        250,000          9.25           B/NR    Ibis Re, Ltd., Floating Rate Note, 5/3/13
                                                (Cat Bond) (144A)                                     246,300

The accompanying notes are an integral part of these financial statements.


38    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

-----------------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (b)    Ratings                                                       Value
-----------------------------------------------------------------------------------------------------------
                                              Other Diversified Financial Services -- (continued)
TRY      800,000                      A/Aa3   JPMorgan Chase & Co., 0.0%
                                              10/4/17 (144A)                                 $      263,613
         500,000        6.00          BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                              1/8/14 (Cat Bond) (144A)                              484,500
       5,000,000        7.25          BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                              1/8/14 (Cat Bond) (144A)                            4,820,500
       4,000,000        8.25         BB-/NR   Lodestone Re, Ltd., Floating Rate Note,
                                              5/17/13 (Cat Bond) (144A)                           3,959,200
       4,100,000                      BB/NR   Magnesita Finance, Ltd., 8.625%,
                                              4/29/49 (Perpetual) (144A)                          4,069,250
       4,000,000        7.50         BB-/NR   Queen Street II Capital, Ltd., Floating Rate
                                              Note, 4/9/14 (Cat Bond) (144A)                      3,884,000
       2,000,000        7.50         BB-/NR   Queen Street IV Capital, Ltd., Floating Rate
                                              Note, 4/9/15 (Cat Bond) (144A)                      1,903,200
         900,000        0.00          NR/NR   Queen Street V Re, Ltd., Floating Rate
                                              Note, 4/9/15 (Cat Bond) (144A)                        884,610
         250,000        0.00          B-/NR   Residential Reinsurance 2010, Ltd.,
                                              Floating Rate Note,
                                              6/6/13 (Cat Bond) (144A)                              250,775
       1,750,000        7.25          NR/NR   Residential Reinsurance 2010, Ltd.,
                                              Floating Rate Note,
                                              6/6/13 (Cat Bond) (144A)                            1,715,175
       1,500,000        0.00          BB/NR   Residential Reinsurance 2010, Ltd.,
                                              Floating Rate Note,
                                              6/6/13 (Cat Bond) (144A)                            1,484,850
       3,450,000       12.00          B-/NR   Residential Reinsurance 2011, Ltd.,
                                              Floating Rate Note,
                                              6/6/15 (Cat Bond) (144A)                            3,330,975
                                                                                             --------------
                                                                                             $   45,482,399
-----------------------------------------------------------------------------------------------------------
                                              Multi-Sector Holdings -- 0.4%
       5,075,000                       B/B2   Constellation Enterprises LLC, 10.625%,
                                              2/1/16 (144A)                                  $    5,100,375
       4,020,000                     AA/Aa3   IPIC GMTN, Ltd., 5.5%, 3/1/22 (144A)                4,200,900
                                                                                             --------------
                                                                                             $    9,301,275
-----------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 1.2%
       7,675,000                   BBB/Baa3   Cantor Fitzgerald LP, 7.875%,
                                              10/15/19 (144A)                                $    7,721,572
       2,250,000        5.25         BB+/NR   Kibou, Ltd., Floating Rate Note,
                                              2/16/15 (Cat Bond) (144A)                           2,245,950
      10,460,000                     NR/Ba3   Metalloinvest Finance, Ltd., 6.5%,
                                              7/21/16 (144A)                                     10,407,700
       9,315,000                      B+/B2   National Money Mart Co., 10.375%,
                                              12/15/16                                           10,456,088
                                                                                             --------------
                                                                                             $   30,831,310
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    39

-----------------------------------------------------------------------------------------------------------
Principal            Floating    S&P/Moody's
Amount ($)           Rate (b)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------------
                                                Consumer Finance -- 0.8%
CNY  25,000,000                         A/A2    Caterpillar Financial Services Corp.,
                                                1.35%, 7/12/13                               $    3,895,319
      7,400,000                      BB+/Ba1    Ford Motor Credit Co., LLC,
                                                5.875%, 8/2/21                                    8,362,651
     10,395,000                        NR/NR    Tarjeta Naranja SA, 9.0%,
                                                1/28/17 (144A)                                    9,464,232
                                                                                             --------------
                                                                                             $   21,722,202
-----------------------------------------------------------------------------------------------------------
                                                Asset Management & Custody Banks -- 0.3%
      8,150,000                        NR/B1    Intercorp Retail Trust, 8.875%,
                                                11/14/18 (144A)                              $    8,720,500
-----------------------------------------------------------------------------------------------------------
                                                Investment Banking & Brokerage -- 1.2%
     20,515,000          5.79       BB+/Baa2    Goldman Sachs Capital II, Floating Rate
                                                Note, 6/1/43                                 $   14,104,062
     13,600,000                     BBB/Baa2    Jefferies Group, Inc., 6.875%, 4/15/21           13,549,000
      4,000,000          5.32          NR/NR    UBS AG, Floating Rate Note,
                                                1/15/14 (144A)                                    3,973,600
                                                                                             --------------
                                                                                             $   31,626,662
                                                                                             --------------
                                                Total Diversified Financials                 $  147,684,348
-----------------------------------------------------------------------------------------------------------
                                                INSURANCE -- 3.5%
                                                Insurance Brokers -- 1.6%
     11,140,000                     CCC/Caa2    Alliant Holdings I, Inc., 11.0%,
                                                5/1/15 (144A)                                $   11,627,375
     11,241,000                    CCC+/Caa2    HUB International Holdings, Inc., 10.25%,
                                                6/15/15 (144A)                                   11,493,922
      4,300,000                    CCC+/Caa1    HUB International Holdings, Inc., 9.0%,
                                                12/15/14 (144A)                                   4,375,250
GBP   4,840,000                      B-/Caa1    Towergate Finance Plc, 10.5%,
                                                2/15/19 (144A)                                    6,756,824
      4,841,000                     CCC/Caa2    USI Holdings Corp., 9.75%,
                                                5/15/15 (144A)                                    4,895,461
      4,532,000          4.38       CCC/Caa1    USI Holdings Corp., Floating Rate Note,
                                                11/15/14 (144A)                                   4,243,085
                                                                                             --------------
                                                                                             $   43,391,917
-----------------------------------------------------------------------------------------------------------
                                                Multi-line Insurance -- 0.4%
      3,570,000          7.00        BB/Baa3    Liberty Mutual Group, Inc., Floating Rate
                                                Note, 3/15/37 (144A)                         $    3,213,000
      5,170,000         10.75        BB/Baa3    Liberty Mutual Group, Inc., Floating Rate
                                                Note, 6/15/58 (144A)                              7,031,200
                                                                                             --------------
                                                                                             $   10,244,200
-----------------------------------------------------------------------------------------------------------
                                                Property & Casualty Insurance -- 0.4%
      8,535,000          7.51        BB+/Ba2    Sirius International Group, Ltd., Floating
                                                Rate Note, 5/29/49 (Perpetual) (144A)        $    8,147,596

The accompanying notes are an integral part of these financial statements.


40    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

---------------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                            Property & Casualty Insurance -- (continued)
     2,970,000        6.50       BBB-/Ba1   XL Group Plc, Floating Rate Note,
                                            12/29/49 (Perpetual)                           $    2,472,525
                                                                                           --------------
                                                                                           $   10,620,121
---------------------------------------------------------------------------------------------------------
                                            Reinsurance -- 1.1%
     1,000,000        0.00          NR/NR   Combine Re, Ltd., Floating Rate Note,
                                            1/7/15 (Cat Bond) (144A)                       $      996,800
       750,000        0.00         NR/Ba3   Combine Re, Ltd., Floating Rate Note,
                                            1/7/15 (Cat Bond) (144A)                              747,600
     2,700,000        5.00         BB+/NR   Foundation Re III, Ltd., Floating Rate Note,
                                            2/25/15 (Cat Bond)                                  2,626,290
     2,500,000        5.75          BB/NR   Foundation Re III, Ltd., Floating Rate Note,
                                            2/3/14 (Cat Bond) (144A)                            2,441,000
       375,000        6.47          NR/B1   GlobeCat, Ltd., Floating Rate Note,
                                            1/2/13 (Cat Bond) (144A)                              371,812
     2,600,000        9.72          NR/B3   GlobeCat, Ltd., Floating Rate Note,
                                            1/2/13 (Cat Bond) (144A)                            2,459,080
     1,700,000       13.72        CCC+/NR   Montana Re, Ltd., Floating Rate Note,
                                            12/7/12 (Cat Bond) (144A)                           1,608,200
       750,000       11.50           B/NR   MultiCat Mexico 2009, Ltd., Floating Rate
                                            Note, 10/19/12 (Cat Bond) (144A)                      754,875
       250,000       10.25           B/NR   MultiCat Mexico 2009, Ltd., Floating Rate
                                            Note, 10/19/12 (Cat Bond) (144A)                      247,450
       250,000       10.25           B/NR   MultiCat Mexico 2009, Ltd., Floating Rate
                                            Note, 10/19/12 (Cat Bond) (144A)                      246,550
       250,000       10.25         BB-/NR   MultiCat Mexico 2009, Ltd., Floating Rate
                                            Note, 10/19/12 (Cat Bond) (144A)                      247,350
     2,500,000       12.00           B/NR   Mystic Re, Ltd., Floating Rate Note,
                                            3/12/15 (Cat Bond) (144A)                           2,469,500
     2,800,000       11.49          NR/NR   Mythen, Ltd., Floating Rate Note,
                                            5/7/15 (Cat Bond) (144A)                            2,800,000
       875,000       16.50          NR/NR   Successor X, Ltd., Floating Rate Note,
                                            1/27/15 (Cat Bond) (144A)                             858,200
     1,125,000       14.99          B-/NR   Successor X, Ltd., Floating Rate Note,
                                            1/7/14 (Cat Bond) (144A)                            1,109,362
     2,600,000       16.49          NR/NR   Successor X, Ltd., Floating Rate Note,
                                            1/7/14 (Cat Bond) (144A)                            2,514,720
       375,000       11.25          B-/NR   Successor X, Ltd., Floating Rate Note,
                                            11/10/15 (Cat Bond) (144A)                            358,912
     4,000,000       13.00          NR/NR   Successor X, Ltd., Floating Rate Note,
                                            2/25/14 (Cat Bond) (144A)                           3,851,200
     2,100,000        9.75          B-/NR   Successor X, Ltd., Floating Rate Note,
                                            4/4/13 (Cat Bond) (144A)                            2,081,100
       250,000       11.75          NR/NR   Successor X, Ltd., Floating Rate Note,
                                            4/4/13 (Cat Bond) (144A)                              247,500
                                                                                           --------------
                                                                                           $   29,037,501
                                                                                           --------------
                                            Total Insurance                                $   93,293,739
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    41

-------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (b)    Ratings                                                      Value
-------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 1.2%
                                           Specialized REIT's -- 0.1%
    1,650,000                     BB-/B1   Sabra Health Care LP, 8.125%, 11/1/18         $    1,755,188
-------------------------------------------------------------------------------------------------------
                                           Diversified Real Estate Activities -- 0.5%
    8,000,000                     BB-/NR   BR Malls International Finance, Ltd., 8.5%,
                                           1/29/49 (Perpetual) (144A)                    $    8,420,000
    5,590,000                     BB-/NR   BR Malls International Finance, Ltd.,
                                           9.75%, 11/29/49 (Perpetual) (144A)                 5,729,750
                                                                                         --------------
                                                                                         $   14,149,750
-------------------------------------------------------------------------------------------------------
                                           Real Estate Operating Companies -- 0.6%
    2,284,651                       B/NR   Alto Palermo SA, 11.0%, 6/11/12 (144A)        $    2,010,493
    6,750,000                       B/NR   Alto Palermo SA, 7.875%,
                                           5/11/17 (144A)                                     6,007,500
    8,405,000                       B/NR   IRSA Inversiones y Representaciones SA,
                                           8.5%, 2/2/17 (144A)                                7,808,245
                                                                                         --------------
                                                                                         $   15,826,238
                                                                                         --------------
                                           Total Real Estate                             $   31,731,176
-------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 1.1%
                                           Data Processing & Outsourced Services -- 0.3%
    3,597,000                    B-/Caa1   First Data Corp., 12.625%, 1/15/21            $    3,605,992
    1,545,000                      B+/B1   First Data Corp., 7.375%,
                                           6/15/19 (144A)                                     1,579,762
    3,597,000                    B-/Caa1   First Data Corp., 8.25%, 1/15/21 (144A)            3,543,045
                                                                                         --------------
                                                                                         $    8,728,799
-------------------------------------------------------------------------------------------------------
                                           Application Software -- 0.3%
    8,684,000                       B/B3   Allen Systems Group, Inc., 10.5%,
                                           11/15/16 (144A)                               $    7,207,720
-------------------------------------------------------------------------------------------------------
                                           Systems Software -- 0.5%
   13,774,160                      NR/NR   Pegasus Solutions, Inc., 13.0%,
                                           4/15/14 (144A) (PIK)                          $   12,672,227
                                                                                         --------------
                                           Total Software & Services                     $   28,608,746
-------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.7%
                                           Communications Equipment -- 0.3%
    5,675,000                       B/B3   CommScope, Inc., 8.25%,
                                           1/15/19 (144A)                                $    6,058,062
    1,675,000                      B+/B1   ViaSat, Inc., 6.875%, 6/15/20 (144A)               1,695,938
                                                                                         --------------
                                                                                         $    7,754,000
-------------------------------------------------------------------------------------------------------
                                           Computer Storage & Peripherals -- 0.2%
    3,985,000                    BB+/Ba1   Seagate HDD Cayman, 7.75%, 12/15/18           $    4,393,462
-------------------------------------------------------------------------------------------------------
                                           Electronic Equipment Manufacturers -- 0.2%
    5,500,000                     BB-/B2   Viasystems, Inc., 7.875%, 5/1/19 (144A)       $    5,568,750
                                                                                         --------------
                                           Total Technology Hardware & Equipment         $   17,716,212
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


42    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

-------------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (b)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.1%
                                              Semiconductor Equipment -- 0.1%
       3,200,000                      BB/B3   MEMC Electronic Materials, Inc.,
                                              7.75%, 4/1/19                              $    2,552,000
-------------------------------------------------------------------------------------------------------
                                              Semiconductors -- 0.0%
CNY   14,000,000                     BB-/NR   LDK Solar Co., Ltd., 10.0%, 2/28/14        $    1,381,529
                                                                                         --------------
                                              Total Semiconductors & Semiconductor
                                              Equipment                                  $    3,933,529
-------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 4.5%
                                              Alternative Carriers -- 0.4%
       9,765,000                     BB-/WR   PAETEC Holding Corp., 8.875%, 6/30/17      $   10,668,262
-------------------------------------------------------------------------------------------------------
                                              Integrated Telecommunication Services -- 3.1%
      20,977,000                       B/B1   Cincinnati Bell, Inc., 8.25%, 10/15/17     $   21,711,196
       7,160,000                       B/B1   Cincinnati Bell, Inc., 8.375%, 10/15/20         7,160,000
       8,478,000                    CCC+/B3   Cincinnati Bell, Inc., 8.75%, 3/15/18           7,948,125
       2,940,000                     BB/Ba2   Frontier Communications Corp.,
                                              8.5%, 4/15/20                                   3,057,600
      15,345,000                     BB/Ba2   Frontier Communications Corp.,
                                              8.75%, 4/15/22                                 16,112,250
       6,285,000                      B+/NR   Windstream Corp., 7.5%, 6/1/22                  6,583,538
       2,300,000                     B+/Ba3   Windstream Corp., 7.75%, 10/1/21                2,466,750
       6,765,000                     B+/Ba3   Windstream Corp., 7.75%, 10/15/20               7,238,550
       7,345,000                     B+/Ba3   Windstream Corp., 8.125%, 9/1/18                7,895,875
                                                                                         --------------
                                                                                         $   80,173,884
-------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication Services -- 1.0%
CNY   15,000,000                      A-/A2   America Movil SAB de CV, 3.5%, 2/8/15      $    2,401,778
       1,000,000                    NR/Caa1   Digicel Group, Ltd., 10.5%,
                                              4/15/18 (144A)                                  1,096,200
       2,950,000                      NR/B1   Digicel, Ltd., 8.25%, 9/1/17 (144A)             3,075,375
         650,000                     BB/Ba2   MTS International Funding, Ltd., 8.625%,
                                              6/22/20 (144A)                                    746,688
       3,925,000                      B+/B2   NII Capital Corp., 7.625%, 4/1/21               3,650,250
       2,300,000                      NR/NR   Richland Towers Funding LLC, 7.87%,
                                              3/15/16 (144A)                                  2,353,595
       7,800,000                     BB/Ba3   Vimpel Communications Via VIP Finance
                                              Ireland, Ltd., OJSC, 7.748%,
                                              2/2/21 (144A)                                   7,762,950
       3,275,000                     BB/Ba3   Vimpel Communications Via VIP Finance
                                              Ireland, Ltd., OJSC, 9.125%,
                                              4/30/18 (144A)                                  3,602,500
       2,100,000                     BB/Ba3   VimpelCom Holdings BV, 7.504%,
                                              3/1/22 (144A)                                   2,037,000
                                                                                         --------------
                                                                                         $   26,726,336
                                                                                         --------------
                                              Total Telecommunication Services           $  117,568,482
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    43

------------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                    Value
------------------------------------------------------------------------------------------------------
                                            UTILITIES -- 3.6%
                                            Electric Utilities -- 1.5%
    12,081,000                      B-/NR   Cia de Transporte de Energia Electrica en
                                            Alta Tension Transener SA, 9.75%,
                                            8/15/21 (144A)                              $    8,577,510
     2,640,000                     NR/Ba1   Dubai Electricity & Water Authority,
                                            7.375%, 10/21/20 (144A)                          2,840,640
     5,256,000                      B-/B3   Empresa Distribuidora Y Comercializadora
                                            Norte, 9.75%, 10/25/22 (144A)                    2,969,640
    17,750,000                     NR/Ba2   Energisa SA, 9.5%,
                                            1/29/49 (Perpetual) (144A)                      18,282,500
       819,145                      B/Ba2   FPL Energy National Wind Portfolio LLC,
                                            6.125%, 3/25/19 (144A)                             804,769
       838,100                      B/Ba2   FPL Energy Wind Funding LLC, 6.876%,
                                            6/27/17 (144A)                                     670,480
     1,950,000                   BB+/Baa3   Israel Electric Corp., Ltd., 6.7%,
                                            2/10/17 (144A)                                   2,022,735
     2,695,000                     CCC/B2   Texas Competitive Electric Holdings Co.,
                                            LLC, 11.5%, 10/1/20 (144A)                       1,670,900
     4,000,000                    CC/Caa3   Texas Competitive Electric Holdings Co.,
                                            LLC, 15.0%, 4/1/21                               1,140,000
                                                                                        --------------
                                                                                        $   38,979,174
------------------------------------------------------------------------------------------------------
                                            Gas Utilities -- 0.3%
     2,437,000                      B-/B2   Star Gas Partners LP, 8.875%, 12/1/17       $    2,424,815
     7,966,000                       B/B2   Transportadora de Gas del Sur SA,
                                            7.875%, 5/14/17 (144A)                           6,611,780
                                                                                        --------------
                                                                                        $    9,036,595
------------------------------------------------------------------------------------------------------
                                            Multi-Utilities -- 0.3%
     7,092,322                      NR/NR   Ormat Funding Corp., 8.25%, 12/30/20        $    6,657,917
------------------------------------------------------------------------------------------------------
                                            Independent Power Producers & Energy Traders -- 1.5%
    14,000,000                      NR/B1   Inkia Energy, Ltd., 8.375%,
                                            4/4/21 (144A)                               $   14,735,000
       940,000                    NR/Baa3   Instituto Costarricense de Electricidad,
                                            6.95%, 11/10/21 (144A)                             991,700
       378,098                      NR/NR   Juniper Generation LLC, 6.79%,
                                            12/31/14 (144A)                                    321,723
     2,300,000                    BB-/Ba2   Listrindo Capital BV, 6.95%,
                                            2/21/19 (144A)                                   2,393,587
     5,025,000                     BB-/B1   NRG Energy, Inc., 7.625%, 1/15/18                5,087,812
     2,840,000                     BB-/B1   NRG Energy, Inc., 7.625%, 5/15/19                2,797,400
     8,750,000                     BB-/B1   NRG Energy, Inc., 8.25%, 9/1/20                  8,771,875
     2,200,000                     BB-/B1   NRG Energy, Inc., 8.5%, 6/15/19                  2,244,000
     1,857,000                    BB+/Ba2   NSG Holdings LLC, 7.75%,
                                            12/15/25 (144A)                                  1,866,285
                                                                                        --------------
                                                                                        $   39,209,382
                                                                                        --------------
                                            Total Utilities                             $   93,883,068
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


44    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

----------------------------------------------------------------------------------------------------------
Principal             Floating    S&P/Moody's
Amount ($)            Rate (b)    Ratings                                                   Value
----------------------------------------------------------------------------------------------------------
                                                GOVERNMENT -- 0.0%
                                                Municipal Environment -- 0.0%
          4,400,000   10.36            NR/NR    Ohio Air Quality Development Authority,
                                                Floating Rate Note, 6/8/22 (144A) (d)       $      220,000
                                                                                            --------------
                                                Total Government                            $      220,000
----------------------------------------------------------------------------------------------------------
                                                TOTAL CORPORATE BONDS
                                                (Cost $1,973,189,779)                       $1,906,108,790
----------------------------------------------------------------------------------------------------------
                                                FOREIGN GOVERNMENT BONDS -- 3.6%
BRL       5,700,000                 BBB/Baa2    Brazilian Government International Bond,
                                                10.25%, 1/10/28                             $    3,533,689
         13,000,000                             B/B2   City of Buenos Aires Argentina, 12.5%,
                                                4/6/15 (144A)                                   13,162,500
COP   6,986,000,000                BBB-/Baa3    Colombia Government International Bond,
                                                12.0%, 10/22/15                                  4,953,005
          2,275,000                             B+/B1   Dominican Republic International Bond,
                                                7.5%, 5/6/21 (144A)                              2,396,712
IDR  53,000,000,000                    NR/NR    Indonesia Treasury Bond, 7.0%, 5/15/22           6,230,177
IDR  84,459,000,000                    NR/NR    Indonesia Treasury Bond,
                                                8.25%, 6/15/32                                  10,644,784
EURO      2,950,000                 BBB+/Ba1    Ireland Government Bond, 4.5%, 4/18/20           3,365,597
EURO      3,150,000                 BBB+/Ba1    Ireland Government Bond,
                                                5.0%, 10/18/20                                   3,680,332
EURO      2,100,000                 BBB+/Ba1    Ireland Government Bond,
                                                5.9%, 10/18/19                                   2,637,624
MXN     144,510,000                    A-/NR    Mexican Bonos, 7.75%, 11/13/42                  11,497,833
PHP     360,965,000                    NR/NR    Philippine Government Bond,
                                                5.875%, 3/1/32                                   8,547,076
          4,600,000                             B/NR   Province of Salta Argentina, 9.5%,
                                                3/16/22 (144A)                                   4,002,000
          7,425,000                             B/B3   Provincia de Buenos Aires Argentina,
                                                10.875%, 1/26/21 (144A)                          5,151,094
          2,125,000                             B/B3   Provincia de Buenos Aires Argentina,
                                                11.75%, 10/5/15 (144A)                           1,854,062
          2,600,000                             B/NR   Provincia de Neuquen Argentina, 7.875%,
                                                4/26/21 (144A)                                   2,314,000
          9,200,000                 BBB/Baa1    Russian Foreign Bond - Eurobond,
                                                5.625%, 4/4/42 (144A)                            9,740,040
                                                                                            --------------
                                                                                            $   93,710,525
                                                                                            --------------
                                                TOTAL FOREIGN GOVERNMENT BONDS
                                                (Cost $93,764,216)                          $   93,710,525
----------------------------------------------------------------------------------------------------------
                                                MUNICIPAL BONDS -- 0.8%
                                                Municipal Airport -- 0.3%
          8,140,000                     B/B3    New Jersey Economic Development
                                                Authority, 6.25%, 9/15/29                   $    8,159,536
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    45

--------------------------------------------------------------------------------------------------------------
Principal           Floating    S&P/Moody's
Amount ($)          Rate (b)    Ratings                                                         Value
--------------------------------------------------------------------------------------------------------------
                                               Municipal Development -- 0.0%
           15,000        7.00           B/B3   New Jersey Economic Development
                                               Authority, Floating Rate Note, 11/15/30          $       15,056
--------------------------------------------------------------------------------------------------------------
                                               Municipal General -- 0.5%
        3,545,000                      BB/B1   County of Cook Illinois, 6.5%, 10/15/40          $    3,835,619
        1,885,000                     BB-/B1   Illinois Finance Authority,
                                               6.5%, 10/15/40                                        2,039,532
        8,875,000        0.00          NR/NR   Non-Profit Preferred Funding Trust I,
                                               Floating Rate Note, 9/15/37 (144A)                    5,718,162
                                                                                                --------------
                                                                                                $   11,593,313
                                                                                                --------------
                                               TOTAL MUNICIPAL BONDS
                                               (Cost $21,231,420)                               $   19,767,905
--------------------------------------------------------------------------------------------------------------
                                               SENIOR FLOATING RATE LOAN
                                               INTERESTS -- 9.1%**
                                               ENERGY -- 0.6%
                                               Oil & Gas Equipment & Services -- 0.4%
        9,427,167        6.25          B+/B2   FTS International Services LLC, Term Loan,
                                               4/19/16                                          $    9,105,069
--------------------------------------------------------------------------------------------------------------
                                               Coal & Consumable Fuels -- 0.2%
        6,000,000        0.00          NR/NR   Bumi Resources Tbk PT, Loan, 8/15/13             $    6,000,000
                                                                                                --------------
                                               Total Energy                                     $   15,105,069
--------------------------------------------------------------------------------------------------------------
                                               MATERIALS -- 0.6%
                                               Commodity Chemicals -- 0.1%
        1,723,188        6.00           B/B2   CPG International I, Inc., Term Loan,
                                               1/26/17                                          $    1,662,876
--------------------------------------------------------------------------------------------------------------
                                               Diversified Chemicals -- 0.4%
        4,095,000        0.00          NR/NR   Ineos Group Holdings, Ltd., Term Loan,
                                               5/4/18                                           $    4,120,594
EURO    4,092,762        8.00         B+/Ba3   Ineos Group Holdings, Ltd., Term C1
                                               Facility (New), 12/16/14                              5,713,406
                                                                                                --------------
                                                                                                $    9,834,000
--------------------------------------------------------------------------------------------------------------
                                               Metal & Glass Containers -- 0.0%
          304,424        4.50          B/Ba3   BWAY Holding Co., Replacement B Term
                                               Loan, 2/9/18                                     $      305,565
           28,861        4.50          B/Ba3   ICL Industrial Containers ULC,
                                               Replacement C Term Loan, 2/9/18                          28,969
                                                                                                --------------
                                                                                                $      334,534
--------------------------------------------------------------------------------------------------------------
                                               Paper Products -- 0.1%
        2,375,533        6.50           B/B1   Exopack Holding Corp., Term Loan B,
                                               5/6/17                                           $    2,375,533
                                                                                                --------------
                                               Total Materials                                  $   14,206,943
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


46    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

-------------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                    Value
-------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 0.7%
                                            Aerospace & Defense -- 0.6%
     3,799,904        5.47           B/B2   Dubai Aerospace Enterprise (DAE),
                                            Tranche B-1 Loan, 7/31/14                   $    3,799,904
     3,622,644        5.47           B/B2   Dubai Aerospace Enterprise (DAE),
                                            Tranche B-2 Loan, 7/31/14                        3,622,644
     3,784,825        6.49          BB/B1   Hunter Defense Technologies, Inc., Series
                                            1 New Term Loan, 8/22/14                         3,349,570
     1,968,441        3.49         BB-/B1   Hunter Defense Technologies, Inc., Term
                                            Loan, 8/22/14                                    1,751,913
     3,459,599        9.25         CCC/WR   IAP Worldwide Services, Inc., Term Loan
                                            (First-Lien), 12/20/12                           3,122,288
                                                                                        --------------
                                                                                        $   15,646,319
-------------------------------------------------------------------------------------------------------
                                            Building Products -- 0.0%
       318,182        9.00          B-/B3   Goodman Global Group, Inc., Loan
                                            (Second Lien), 10/6/17                      $      324,247
-------------------------------------------------------------------------------------------------------
                                            Electrical Components & Equipment -- 0.0%
       857,803        5.75          B+/B1   Scotsman Industries, Inc., Term Loan,
                                            4/30/16                                     $      858,875
-------------------------------------------------------------------------------------------------------
                                            Industrial Conglomerates -- 0.1%
     1,467,116        6.25          B+/B2   Pro Mach, Inc., Term Loan, 7/6/17           $    1,445,109
                                                                                        --------------
                                            Total Capital Goods                         $   18,274,550
-------------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                            Environmental & Facilities Services -- 0.1%
     2,144,398        8.75          NR/WR   Aquilex Holdings LLC, Term Loan, 4/1/16     $    2,128,315
       655,000        5.50          B+/B1   WCA Waste Corp., Term Loan, 3/1/18                 658,275
                                                                                        --------------
                                                                                        $    2,786,590
-------------------------------------------------------------------------------------------------------
                                            Research & Consulting Services -- 0.1%
     1,335,446        5.75          BB/B1   Wyle Services Corp., Term Loan
                                            (First Lien), 3/31/17                       $    1,333,776
                                                                                        --------------
                                            Total Commercial Services & Supplies        $    4,120,366
-------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.1%
                                            Air Freight & Logistics -- 0.1%
       508,620        5.47          NR/NR   CEVA Group Plc, Dollar Tranche B Pre
                                            Funded L/C, 8/31/16                         $      480,646
       794,899        5.47          NR/NR   CEVA Group Plc, EGL Tranche B Term
                                            Loan, 8/31/16                                      749,192
       779,050        5.47         NR/Ba3   CEVA Group Plc, U.S. Tranche B Term
                                            Loan, 8/31/16                                      736,202
                                                                                        --------------
                                                                                        $    1,966,040
                                                                                        --------------
                                            Total Transportation                        $    1,966,040
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    47

------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (b)    Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.8%
                                           Auto Parts & Equipment -- 0.1%
        22,398       2.74        BB-/Ba3   Allison Transmission, Inc., Term B-1 Loan,
                                           8/7/14                                       $       22,377
     3,175,000       6.75          NR/NR   TI Group Automotive Systems LLC, Term
                                           Loan, 3/1/19                                      3,190,875
                                                                                        --------------
                                                                                        $    3,213,252
------------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- 0.7%
    17,269,500       6.00         BB/Ba2   Chrysler Group LLC, Tranche B Term Loan,
                                           4/28/17                                      $   17,617,187
                                                                                        --------------
                                           Total Automobiles & Components               $   20,830,439
------------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL -- 0.1%
                                           Housewares & Specialties -- 0.1%
     2,320,000       5.25          B+/B1   Yankee Candle Co, Inc., Initial Term Loan,
                                           3/2/19                                       $    2,340,300
                                                                                        --------------
                                           Total Consumer Durables & Apparel            $    2,340,300
------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.2%
                                           Specialized Consumer Services -- 0.2%
     6,325,000       5.50          B/Ba3   Ascent Capital Group, Inc., Term Loan,
                                           3/6/18                                       $    6,384,297
                                                                                        --------------
                                           Total Consumer Services                      $    6,384,297
------------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.3%
                                           Advertising -- 0.1%
     2,238,598       5.00         B+/Ba3   Affinion Group, Inc., Tranche B Term Loan,
                                           10/9/16                                      $    2,132,265
------------------------------------------------------------------------------------------------------
                                           Cable & Satellite -- 0.2%
     5,243,356       6.74          B-/B1   WideOpenWest LLC, Series A New Term
                                           Loan, 6/18/14                                $    5,256,465
------------------------------------------------------------------------------------------------------
                                           Publishing -- 0.0%
       773,795       2.49           B/B2   Cengage Learning Acquisitions, Inc., Term
                                           Loan (Non Extending), 7/4/14                 $      709,818
                                                                                        --------------
                                           Total Media                                  $    8,098,548
------------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.2%
                                           Automotive Retail -- 0.2%
     6,467,500       7.50          NR/B1   Stackpole International, Term Loan,
                                           7/8/17                                       $    6,516,006
                                                                                        --------------
                                           Total Retailing                              $    6,516,006
------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 0.6%
                                           Packaged Foods & Meats -- 0.6%
    13,297,500       7.00          B+/B1   Pierre Foods, Inc., Loan (First Lien),
                                           9/30/16                                      $   13,372,298

The accompanying notes are an integral part of these financial statements.


48    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

--------------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                      Value
--------------------------------------------------------------------------------------------------------
                                            Packaged Foods & Meats -- (continued)
     2,800,000       11.25         BB-/B2   Pierre Foods, Inc., Loan (Second Lien),
                                            7/29/17                                       $    2,810,500
                                                                                          --------------
                                                                                          $   16,182,798
                                                                                          --------------
                                            Total Food, Beverage & Tobacco                $   16,182,798
--------------------------------------------------------------------------------------------------------
                                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                            Personal Products -- 0.1%
     1,503,340        4.75        BB-/Ba3   Revlon, Inc., Term Loan B, 11/19/17           $    1,506,393
                                                                                          --------------
                                            Total Household & Personal Products           $    1,506,393
--------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 1.5%
                                            Health Care Services -- 1.0%
     1,478,920        7.25         B+/Ba3   Alliance HealthCare Services, Inc., Initial
                                            Term Loan, 6/1/16                             $    1,419,763
     2,076,948        6.50        BB-/Ba3   inVentiv Health, Inc., Consolidated Term
                                            Loan, 8/4/16                                       1,970,505
     5,049,000        7.00          B+/B1   National Mentor Holdings, Inc., Tranche B
                                            Term Loan, 1/18/17                                 5,013,238
     4,236,086        8.25           B/B2   National Surgical Hospitals, Inc., Initial
                                            Term Loan, 1/4/17                                  4,045,462
     4,348,612        7.50          NR/B1   Prime Healthcare Services, Term B Loan,
                                            4/28/15                                            4,326,869
     2,816,667        8.75        BB-/Ba1   Sun Healthcare Group, Inc., Term Loan,
                                            10/18/16                                           2,774,417
     4,535,088        6.50           B/B1   Surgery Center Holdings, Inc., Term Loan,
                                            9/20/16                                            4,331,009
     1,456,563        7.25          B+/B1   Virtual Radiologic Corp., Term Loan A,
                                            11/3/16                                            1,354,603
                                                                                          --------------
                                                                                          $   25,235,866
--------------------------------------------------------------------------------------------------------
                                            Health Care Facilities -- 0.2%
     4,122,947        6.50           B/B1   Ardent Medical Services, Inc., Term Loan,
                                            9/15/15                                       $    4,138,408
--------------------------------------------------------------------------------------------------------
                                            Managed Health Care -- 0.2%
     2,305,000        8.50          B+/B1   Aveta, Inc., MMM Term Loan, 3/20/17           $    2,302,119
     2,305,000        8.50          B+/B1   Aveta, Inc., NAMM Term Loan, 4/4/17                2,310,762
                                                                                          --------------
                                                                                          $    4,612,881
--------------------------------------------------------------------------------------------------------
                                            Health Care Technology -- 0.1%
       698,220        4.50         BB/Ba3   IMS Health, Inc., Tranche B Dollar Term
                                            Loan (2011), 8/31/17                          $      702,008
       354,592        6.25           B/NR   Physician Oncology Services LP, Delayed
                                            Draw Term Loan, 1/31/17                              342,181

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    49

-------------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------
                                            Health Care Technology -- (continued)
     2,918,726        6.25           B/B2   Physician Oncology Services LP, Effective
                                            Date Term Loan, 2/10/17                      $    2,816,570
                                                                                         --------------
                                                                                         $    3,860,759
                                                                                         --------------
                                            Total Health Care Equipment & Services       $   37,847,914
-------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY &
                                            LIFE SCIENCES -- 0.3%
                                            Biotechnology -- 0.3%
     6,112,625        5.50          BB/B2   Axcan Intermediate Holdings, Inc., Term
                                            B-1 Loan, 1/25/17                            $    6,061,053
     1,063,154        6.50          B+/B1   Generic Drug Holdings, Inc., Closing Date
                                            Term Loan, 4/7/16                                 1,060,496
       146,182        6.50          B+/B1   Generic Drug Holdings, Inc., Delayed Draw
                                            Term Loan, 4/8/16                                   145,817
     1,495,147        4.50        BB-/Ba3   Grifols, Inc., New U.S. Tranche B Term
                                            Loan, 6/4/17                                      1,500,521
                                                                                         --------------
                                                                                         $    8,767,887
                                                                                         --------------
                                            Total Pharmaceuticals, Biotechnology &
                                            Life Sciences                                $    8,767,887
-------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.4%
                                            Other Diversified Financial Services -- 0.3%
       993,485        0.00          NR/NR   Long Haul Holdings, Ltd., Facility A Loan,
                                            1/14/13                                      $      933,876
       792,928        0.00          NR/NR   Long Haul Holdings, Ltd., Facility B,
                                            1/14/13                                             745,353
     7,925,138        7.50          B+/B2   Preferred Sands Holding Co., LLC, Term B
                                            Loan, 12/15/16                                    7,845,886
                                                                                         --------------
                                                                                         $    9,525,115
-------------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 0.1%
     1,765,000        5.50        CCC+/B2   Springleaf Finance Corp., Initial Loan,
                                            5/28/17                                      $    1,675,426
                                                                                         --------------
                                            Total Diversified Financials                 $   11,200,541
-------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 0.9%
                                            Insurance Brokers -- 0.7%
     1,663,439        3.47          B-/B2   Alliant Holdings I, Inc., Term Loan,
                                            8/21/14                                      $    1,667,362
     3,290,905        6.75          B-/B2   Alliant Holdings I, Inc., Tranche D
                                            Incremental Loan, 8/21/14                         3,332,275
     5,508,861        6.75          B+/B1   HUB International Holdings, Inc., 2014
                                            Additional Term Loan, 6/13/14                     5,559,311
       737,601        2.97          B+/B1   HUB International Holdings, Inc., 2014
                                            Delayed Draw Term Loan, 6/13/14                     736,366
     3,281,235        2.97          B+/B1   HUB International Holdings, Inc., 2014
                                            Initial Term Loan, 6/13/14                        3,269,935

The accompanying notes are an integral part of these financial statements.


50    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                    Value
------------------------------------------------------------------------------------------------------
                                            Insurance Brokers -- (continued)
     2,817,750        7.00           B/B1   USI Holdings Corp., Series C New Term
                                            Loan, 5/5/14                                $    2,842,335
                                                                                        --------------
                                                                                        $   17,407,584
------------------------------------------------------------------------------------------------------
                                            Multi-line Insurance -- 0.2%
     6,750,000        5.74      CCC+/Caa1   AmWINS Group, Inc., Initial Term Loan
                                            (Second Lien), 6/11/13                      $    6,631,875
                                                                                        --------------
                                            Total Insurance                             $   24,039,459
------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.0%
                                            Real Estate Development -- 0.0%
     1,132,182        8.25          B-/B1   Ozburn-Hessey Logistics LLC, Term Loan
                                            (First Lien), 4/7/16                        $      999,150
                                                                                        --------------
                                            Total Real Estate                           $      999,150
------------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 0.7%
                                            Application Software -- 0.7%
    15,635,000        9.00          B/Ba3   Expert Global Solutions, Inc., Term B
                                            Advance (First Lien), 3/13/18               $   15,498,194
       698,233        5.25          B+/B1   Vertafore, Inc., Term Loan (First Lien),
                                            7/31/16                                            701,507
     3,500,000        9.75      CCC+/Caa1   Vertafore, Inc., Term Loan (Second Lien),
                                            10/18/17                                         3,535,000
                                                                                        --------------
                                                                                        $   19,734,701
                                                                                        --------------
                                            Total Software & Services                   $   19,734,701
------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                                            Electronic Equipment Manufacturers -- 0.5%
    13,175,000        0.00         BB-/B2   Viasystems, Inc., 4/3/13                    $   13,175,000
------------------------------------------------------------------------------------------------------
                                            Electronic Components -- 0.1%
     3,994,773        5.00           B/B2   Scitor Corp., Term Loan, 1/21/17            $    3,909,884
                                                                                        --------------
                                            Total Technology Hardware & Equipment       $   17,084,884
------------------------------------------------------------------------------------------------------
                                            UTILITIES -- 0.2%
                                            Electric Utilities -- 0.2%
     8,805,543        4.74         CCC/B2   Texas Competitive Electric Holdings Co
                                            LLC, 2017 Term Loan (Extending),
                                            10/10/17                                    $    4,846,721
                                                                                        --------------
                                            Total Utilities                             $    4,846,721
------------------------------------------------------------------------------------------------------
                                            TOTAL SENIOR FLOATING RATE
                                            LOAN INTERESTS
                                            (Cost $241,690,637)                         $  240,053,006
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    51

----------------------------------------------------------------------------------------------
Shares                                                                           Value
----------------------------------------------------------------------------------------------
                                   RIGHTS/WARRANTS -- 0.0%
                                   ENERGY -- 0.0%
                                   Oil & Gas Equipment & Services -- 0.0%
        2,275                      Green Field Energy Services, Inc. (144A)     $      138,775
----------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 0.0%
    5,925,293                      Norse Energy Corp., ASA, 6/16/15             $      155,327
----------------------------------------------------------------------------------------------
                                   Total Energy                                 $      294,102
----------------------------------------------------------------------------------------------
                                   TOTAL RIGHTS/WARRANTS
                                   (Cost $90,991)                               $      294,102
----------------------------------------------------------------------------------------------
Principal
Amount ($)
----------------------------------------------------------------------------------------------
                                   TEMPORARY CASH INVESTMENTS -- 0.8%
                                   Repurchase Agreements -- 0.8%
   10,615,000                      JPMorgan, Inc., 0.20%, dated 4/30/12,
                                   repurchase price of $10,615,000
                                   plus accrued interest on 5/1/12
                                   collateralized by $10,827,307 Federal
                                   National Mortgage Association (ARM),
                                   2.191 - 5.904%, 11/1/35 - 8/1/45             $   10,615,000
   10,615,000                      RBC Capital Markets, Inc., 0.19%, dated
                                   4/30/12, repurchase price of
                                   $10,615,000 plus accrued interest on
                                   5/1/12 collateralized by $10,827,307
                                   Freddie Mac Giant, 3.5%, 2/1/42                  10,615,000
                                                                                --------------
                                                                                $   21,230,000
----------------------------------------------------------------------------------------------
                                   TOTAL TEMPORARY CASH INVESTMENTS
                                   (Cost $21,230,000)                           $   21,230,000
----------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENT IN SECURITIES -- 97.4%
                                   (Cost $2,663,396,090) (a) (e)                $2,570,669,843
----------------------------------------------------------------------------------------------
                                   OTHER ASSETS & LIABILITIES -- 2.6%           $   69,932,801
----------------------------------------------------------------------------------------------
                                   TOTAL NET ASSETS -- 100.0%                   $2,640,602,644
==============================================================================================
Notional                                                                            Unrealized
Principal                          Swap Counterparty/Referenced Obligation          Gain
----------------------------------------------------------------------------------------------
$  14,000,000                      JPMorgan Chase & Co., Index : Markit
                                   CDX.NA.HY.17, 5.0%, 12/20/16                     $1,018,624
                                                                                    ----------
                                   TOTAL CREDIT DEFAULT SWAP AGREEMENTS
                                   (Cost $1,442,875)                                $1,018,624
                                                                                    ==========

(A.D.R.)     American Depositary Receipt.

(G.D.R.)     Global Depositary Receipt.

*            Non-income producing security.

WR           Security rating withdrawn by either S&P or Moody's.

NR           Not rated by either S&P or Moody's.

The accompanying notes are an integral part of these financial statements.


52    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

(Perpetual)  Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT's       Real Estate Investment Trust.

PIK          Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2012, the value of these securities amounted to $1,333,407,384 or 50.5% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At April 30, 2012, the net unrealized loss on investments based on cost for federal income tax purposes of $2,662,968,665 was as follows:

               Aggregate gross unrealized gain for all investments in which there is an
                 excess of value over tax cost                                                  $ 112,597,557
               Aggregate gross unrealized loss for all investments in which there is an
                 excess of tax cost over value                                                   (204,896,379)
                                                                                                -------------
               Net unrealized loss                                                              $ (92,298,822)
                                                                                                =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)          Security is in default and is non-income producing.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(e) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

            United States                                                  57.0%
            Cayman Islands                                                  5.1
            Mexico                                                          3.9
            Luxembourg                                                      3.7
            Argentina                                                       3.4
            Netherlands                                                     3.0
            Brazil                                                          2.9
            United Kingdom                                                  2.6
            Ireland                                                         2.4
            China                                                           2.0
            Canada                                                          1.8
            Singapore                                                       1.3
            Peru                                                            1.2
            Other (individually less than 1%)                               9.7
                                                                          -----
                                                                          100.0%
                                                                          =====

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    53

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

             NOK   Norwegian Krone
             EURO  Euro
             BRL   Brazilian Real
             CAD   Canadian Dollar
             TRY   Turkish Lira
             CNY   New Chinese Yuan
             GBP   British Pound Sterling
             IDR   Indonesian Rupiah
             PHP   Philippine Peso
             MXN   Mexican Peso
             COP   Columbian Peso

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2012 aggregated $576,403,205 and $390,452,132, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.


54    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

The following is a summary of the inputs used as of April 30, 2012, in valuing the Fund's assets:

--------------------------------------------------------------------------------------------------
                                        Level 1       Level 2          Level 3      Total
--------------------------------------------------------------------------------------------------
Asset Backed Securities                 $        --   $   53,824,510   $       --   $   53,824,510
Collateralized Mortgage Obligations              --       33,919,580           --       33,919,580
Corporate Bonds                                  --    1,905,888,790      220,000    1,906,108,790
Convertible Corporate Bonds                      --      159,937,454    2,841,426      162,778,880
Municipal Bonds                                  --       19,767,905           --       19,767,905
Foreign Government Bonds                         --       93,710,525           --       93,710,525
Senior Floating Rate Loan Interests              --      240,053,006           --      240,053,006
Common Stocks                            21,937,809          290,156    4,804,603       27,032,568
Preferred Stocks                          8,516,620        2,934,944           --       11,451,564
Convertible Preferred Stocks                498,413               --           --          498,413
Warrants                                    155,327          138,775           --          294,102
Repurchase Agreements                            --       21,230,000           --       21,230,000
--------------------------------------------------------------------------------------------------
Total                                   $31,108,169   $2,531,695,645   $7,866,029   $2,570,669,843
==================================================================================================
Other Financial Instruments*            $        --   $    1,022,163   $       --   $    1,022,163
==================================================================================================

* Other financial instruments include credit default swaps and the unrealized gain (loss) on foreign exchange contracts

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

--------------------------------------------------------------------------------------------------
                                     Convertible
                                     Corporate        Common            Corporate
                                     Bonds            Stocks            Bonds           Total
--------------------------------------------------------------------------------------------------
 Balance as of 10/31/11               $       --      $7,422,267        $460,680       $7,882,947
 Realized gain (loss)                         --       1,202,521              --        1,202,521
 Change in unrealized
 appreciation (depreciation)(1)         (395,042)     (1,629,098)       (240,680)      (2,264,820)
 Net purchases (sales)                        --      (2,191,087)             --       (2,191,087)
 Transfers in and out of Level 3       3,236,468              --              --        3,236,438
--------------------------------------------------------------------------------------------------
 Balance as of 4/30/12                $2,841,426      $4,804,603        $220,000       $7,866,029
==================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*    Transfers are calculated on the beginning of period values.

     Net change in unrealized appreciation (depreciation) of
       investments still held as of 4/30/12                              $98,479
                                                                         -------

The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    55

Statement of Assets and Liabilities | 4/30/12 (Consolidated) (unaudited)

ASSETS:
  Investment in securities (cost $2,663,396,090)                          $2,570,669,843
  Cash                                                                        10,336,264
  Credit default swap collateral                                                 350,000
  Foreign currencies, at value (cost $15,482,350)                             15,698,190
  Receivables --
   Investment securities sold                                                 10,971,471
   Fund shares sold                                                           14,327,325
   Dividends and interest                                                     49,391,891
   Forward foreign currency portfolio hedge contracts, open-net                    3,539
   Unrealized appreciation on credit default swaps                             1,018,624
  Other                                                                          762,751
----------------------------------------------------------------------------------------
     Total assets                                                         $2,673,529,898
----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $   20,683,568
   Fund shares repurchased                                                     8,940,920
   Dividends                                                                   2,014,933
  Due to affiliates                                                            1,092,624
  Accrued expenses                                                               161,625
  Unrealized depreciation on unfunded corporate loans                             33,583
----------------------------------------------------------------------------------------
     Total liabilities                                                    $   32,927,254
----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $3,006,640,645
  Distributions in excess of net investment income                            (9,338,954)
  Accumulated net realized loss on investments and foreign currency
   transactions                                                             (265,167,897)
  Net unrealized loss on investments                                         (92,759,830)
  Net unrealized gain on credit default swaps                                  1,018,624
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                      210,056
----------------------------------------------------------------------------------------
     Total net assets                                                     $2,640,602,644
========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $703,163,556/70,715,793 shares)                       $         9.94
  Class B (based on 43,546,186/4,376,443 shares)                          $         9.95
  Class C (based on $465,460,838/46,933,451 shares)                       $         9.92
  Class Y (based on $1,420,400,798/145,314,429 shares)                    $         9.77
  Class Z (based on $8,031,266/784,801 shares)                            $        10.23
MAXIMUM OFFERING PRICE:
  Class A ($9.94 [divided by] 95.5%)                                      $        10.41
========================================================================================


The accompanying notes are an integral part of these financial statements.


56    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

Statement of Operations (Consolidated) (unaudited)

For Six Months Ended 4/30/12


INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $17,909)                     $ 108,294,523
  Dividends (net of foreign taxes withheld of $18,741)                          689,269
  Income from securities loaned, net                                             79,184
----------------------------------------------------------------------------------------------------------
     Total investment income                                                                $ 109,062,976
----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $   7,359,869
  Transfer agent fees
   Class A                                                                      351,610
   Class B                                                                       35,705
   Class C                                                                      127,606
   Class Y                                                                       41,868
   Class Z                                                                        3,150
  Distribution fees
   Class A                                                                      821,908
   Class B                                                                      230,328
   Class C                                                                    2,260,518
  Shareholder communication expense                                           1,518,458
  Administrative reimbursements                                                 358,738
  Custodian fees                                                                 49,378
  Registration fees                                                             130,242
  Professional fees                                                              71,939
  Printing expense                                                               24,038
  Fees and expenses of nonaffiliated Trustees                                    39,707
  Miscellaneous                                                                 144,418
----------------------------------------------------------------------------------------------------------
     Total expenses                                                                         $  13,569,481
----------------------------------------------------------------------------------------------------------
       Net investment income                                                                $  95,493,495
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTION AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                            $ (27,898,485)
   Class actions                                                                610,059
   Credit default swaps                                                        (947,611)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                         (871,473)    $ (29,107,510)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
   Investments                                                            $  70,692,488
   Credit default swaps                                                       1,204,474
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                          221,332     $  72,118,294
----------------------------------------------------------------------------------------------------------
  Net gain on investments                                                                   $  43,010,784
----------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                      $ 138,504,279
==========================================================================================================


The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    57

Statements of Changes in Net Assets

                                                                     Six Months
                                                                     Ended
                                                                     4/30/12           Year Ended
                                                                     (unaudited)       10/31/11
FROM OPERATIONS:
Net investment income                                                $   95,493,495    $    205,492,800
Net realized gain (loss) on investments, credit default swaps,
  class actions and foreign currency transactions                       (29,107,510)         64,438,836
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                                  72,118,294        (239,192,629)
--------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations              $  138,504,279    $     30,739,007
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.43 and $0.77 per share, respectively)                 $  (29,030,404)   $    (71,500,008)
   Class B ($0.39 and $0.69 per share, respectively)                     (1,867,911)         (4,324,584)
   Class C ($0.40 and $0.70 per share, respectively)                    (18,553,265)        (34,373,840)
   Class Y ($0.44 and $0.80 per share, respectively)                    (61,472,202)        (93,119,401)
   Class Z ($0.46 and $0.83 per share, respectively)                       (345,124)         (1,004,924)
--------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $ (111,268,906)   $   (204,322,757)
--------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                         $  504,833,366    $  1,848,261,452
Reinvestment of distributions                                            96,967,762         166,943,218
Cost of shares repurchased                                             (520,287,942)     (1,997,556,834)
--------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                         $   81,513,186    $     17,647,836
--------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                             $  108,748,559    $   (155,935,914)
NET ASSETS:
Beginning of period                                                   2,531,854,085       2,687,789,999
--------------------------------------------------------------------------------------------------------
End of period                                                        $2,640,602,644    $  2,531,854,085
========================================================================================================
Undistributed (distributions in excess of) net investment income     $   (9,338,954)   $      6,436,457
========================================================================================================


The accompanying notes are an integral part of these financial statements.


58    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

---------------------------------------------------------------------------------------------------
                                   '12 Shares     '12 Amount          '11 Shares     '11 Amount
                                   (unaudited)    (unaudited)
---------------------------------------------------------------------------------------------------
Class A
Shares sold                         14,689,614    $  144,155,419       45,322,070    $  478,856,191
Reinvestment of distributions        2,563,272        25,033,386        5,325,281        55,922,586
Less shares repurchased            (12,554,626)     (122,504,822)     (90,708,421)     (956,573,557)
---------------------------------------------------------------------------------------------------
   Net increase (decrease)           4,698,260    $   46,683,983      (40,061,070)   $ (421,794,780)
===================================================================================================
Class B
Shares sold or exchanged                70,379    $      687,915          182,501    $    1,919,382
Reinvestment of distributions          154,313         1,504,922          315,412         3,301,623
Less shares repurchased               (985,227)       (9,628,117)      (2,965,546)      (31,230,042)
---------------------------------------------------------------------------------------------------
   Net decrease                       (760,535)   $   (7,435,280)      (2,467,633)   $  (26,009,037)
===================================================================================================
Class C
Shares sold                          3,916,842    $   38,326,162        8,590,010    $   90,033,530
Reinvestment of distributions        1,295,816        12,611,271        2,193,451        22,827,373
Less shares repurchased             (5,265,238)      (51,171,484)     (13,781,313)     (142,849,741)
---------------------------------------------------------------------------------------------------
   Net decrease                        (52,580)   $     (234,052)      (2,997,852)   $  (29,988,838)
===================================================================================================
Class Y
Shares sold                         33,216,245    $  320,369,641      123,093,815    $1,257,879,328
Reinvestment of distributions        5,995,513        57,569,484        8,210,266        84,133,526
Less shares repurchased            (35,139,544)     (335,804,005)     (82,635,654)     (847,547,383)
---------------------------------------------------------------------------------------------------
   Net increase                      4,072,214    $   42,135,120       48,668,427    $  494,465,471
===================================================================================================
Class Z
Shares sold                            127,481    $    1,294,229        1,776,624    $   19,573,021
Reinvestment of distributions           24,759           248,698           69,254           758,110
Less shares repurchased               (117,088)       (1,179,513)      (1,778,794)      (19,356,111)
---------------------------------------------------------------------------------------------------
   Net increase                         35,152    $      363,414           67,084    $      975,020
===================================================================================================


The accompanying notes are an integral part of these financial statements.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    59

Financial Highlights

------------------------------------------------------------------------------------------------------
                                                                                        Six Months
                                                                                        Ended
                                                                                        4/30/12
                                                                                        (Consolidated)
                                                                                        (unaudited)
------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                    $   9.83
------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                  $   0.38
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                              0.16
------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                    $   0.54
Distributions to shareowners:
 Net investment income                                                                     (0.43)
 Net realized gain                                                                            --
------------------------------------------------------------------------------------------------------
Total distributions                                                                     $  (0.43)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $   0.11
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $   9.94
======================================================================================================
Total return*                                                                               5.68%
Ratio of net expenses to average net assets+                                                1.12%*
Ratio of net investment income to average net assets+                                       7.72%*
Portfolio turnover rate                                                                       32%*
Net assets, end of period (in thousands)                                                $703,164
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                               1.12%*
 Net investment income                                                                      7.72%*
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                               1.12%*
 Net investment income                                                                      7.72%*
======================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended
                                                                                        10/31/11          Year Ended
                                                                                        (Consolidated)    10/31/10
---------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                    $  10.53          $     9.39
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                  $   0.77          $     0.80
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                             (0.70)               1.11
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                    $   0.07          $     1.91
Distributions to shareowners:
 Net investment income                                                                     (0.77)              (0.77)
 Net realized gain                                                                            --                  --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                                                     $  (0.77)         $    (0.77)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $  (0.70)         $     1.14
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $  9.83           $    10.53
=====================================================================================================================
Total return*                                                                               0.49%              21.16%
Ratio of net expenses to average net assets+                                                1.09%               1.10%
Ratio of net investment income to average net assets+                                       7.37%               8.08%
Portfolio turnover rate                                                                       52%                 49%
Net assets, end of period (in thousands)                                                $648,797          $1,117,231
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                               1.09%               1.15%
 Net investment income                                                                      7.37%               8.02%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                               1.09%               1.10%
 Net investment income                                                                      7.37%               8.07%
=====================================================================================================================

-------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended     Year Ended
                                                                                          10/31/09       10/31/08
-------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                      $     7.56     $  12.30
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                    $     0.90     $   1.03
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                                  1.98        (4.59)
-------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                      $     2.88     $  (3.56)
Distributions to shareowners:
 Net investment income                                                                         (1.05)       (1.07)
 Net realized gain                                                                                --        (0.11)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                                       $    (1.05)    $  (1.18)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                $     1.83     $  (4.74)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                            $     9.39     $   7.56
===================================================================================================================
Total return*                                                                                  43.56%      (31.45)%
Ratio of net expenses to average net assets+                                                    1.10%        1.10%
Ratio of net investment income to average net assets+                                          11.68%        9.25%
Portfolio turnover rate                                                                           33%          25%
Net assets, end of period (in thousands)                                                  $1,018,040     $759,925
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                   1.32%        1.18%
 Net investment income                                                                         11.46%        9.17%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                   1.10%        1.10%
 Net investment income                                                                         11.68%        9.25%
===================================================================================================================

-----------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                                          10/31/07
-----------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                      $    12.34
-----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                    $     0.96
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                                  0.04
-----------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                      $     1.00
Distributions to shareowners:
 Net investment income                                                                         (0.98)
 Net realized gain                                                                             (0.06)
-----------------------------------------------------------------------------------------------------
Total distributions                                                                       $    (1.04)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                $    (0.04)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                            $    12.30
=====================================================================================================
Total return*                                                                                   8.30%
Ratio of net expenses to average net assets+                                                    1.06%
Ratio of net investment income to average net assets+                                           7.73%
Portfolio turnover rate                                                                           31%
Net assets, end of period (in thousands)                                                  $1,369,044
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                   1.06%
 Net investment income                                                                          7.73%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                   1.06%
 Net investment income                                                                          7.73%
=====================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


60  Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------
                                                                                        Six Months
                                                                                        Ended
                                                                                        4/30/12
                                                                                        (Consolidated)
                                                                                        (unaudited)
------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                                    $  9.83
------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                  $  0.28
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                             0.23
------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                    $  0.51
Distributions to shareowners:
 Net investment income                                                                    (0.39)
 Net realized gain                                                                           --
------------------------------------------------------------------------------------------------------
Total distributions                                                                     $ (0.39)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $  0.12
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $  9.95
======================================================================================================
Total return*                                                                              5.37%
Ratio of net expenses to average net assets+                                               1.92%*
Ratio of net investment income to average net assets+                                      5.90%*
Portfolio turnover rate                                                                      32%*
Net assets, end of period (in thousands)                                                $43,546
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                              1.92%*
 Net investment income                                                                     5.90%*
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                              1.92%*
 Net investment income                                                                     5.90%*
======================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended
                                                                                        10/31/11           Year Ended
                                                                                        (Consolidated)     10/31/10
---------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                                    $ 10.53            $  9.37
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                  $  0.68            $  0.70
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                            (0.69)              1.15
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                    $ (0.01)           $  1.85
Distributions to shareowners:
 Net investment income                                                                    (0.69)             (0.69)
 Net realized gain                                                                           --                 --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                                                     $ (0.69)           $ (0.69)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $ (0.70)           $  1.16
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $  9.83            $ 10.53
=====================================================================================================================
Total return*                                                                             (0.32)%            20.40%
Ratio of net expenses to average net assets+                                               1.90%              1.92%
Ratio of net investment income to average net assets+                                      6.59%              7.27%
Portfolio turnover rate                                                                      52%                49%
Net assets, end of period (in thousands)                                                $50,513            $80,100
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                              1.90%              1.92%
 Net investment income                                                                     6.56%              7.27%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                              1.90%              1.92%
 Net investment income                                                                     6.59%              7.27%
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended    Year Ended    Year Ended
                                                                                        10/31/09      10/31/08      10/31/07
---------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                                    $  7.54       $ 12.27       $  12.31
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                  $  0.81       $  0.93       $   0.86
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                             2.01         (4.57)          0.03
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                    $  2.82       $ (3.64)      $   0.89
Distributions to shareowners:
 Net investment income                                                                    (0.99)        (0.98)         (0.87)
 Net realized gain                                                                           --         (0.11)         (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                     $ (0.99)      $ (1.09)      $  (0.93)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $  1.83       $ (4.73)      $  (0.04)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $  9.37       $  7.54       $  12.27
=================================================================================================================================
Total return*                                                                             42.42%       (32.02)%         7.41%
Ratio of net expenses to average net assets+                                               2.00%         1.92%          1.86%
Ratio of net investment income to average net assets+                                     10.88%         8.47%          6.93%
Portfolio turnover rate                                                                      33%           25%            31%
Net assets, end of period (in thousands)                                                $96,411       $83,412       $155,523
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                              2.08%         1.92%          1.86%
 Net investment income                                                                    10.80%         8.47%          6.93%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                              2.00%         1.92%          1.85%
 Net investment income                                                                    10.88%         8.47%          6.94%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                Pioneer Global High Yield Fund | Semiannual Report | 4/30/12  61

-------------------------------------------------------------------------------------------------------------
                                                                                              Six Months
                                                                                              Ended
                                                                                              4/30/12
                                                                                              (Consolidated)
                                                                                              (unaudited)
-------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                          $   9.80
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                        $   0.33
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                                    0.19
-------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                          $   0.52
Distributions to shareowners:
 Net investment income                                                                           (0.40)
 Net realized gain                                                                                  --
-------------------------------------------------------------------------------------------------------------
Total distributions                                                                           $  (0.40)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                    $   0.12
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $   9.92
=============================================================================================================
Total return*                                                                                     5.45%
Ratio of net expenses to average net assets+                                                      1.78%*
Ratio of net investment income to average net assets+                                             6.74%*
Portfolio turnover rate                                                                             32%*
Net assets, end of period (in thousands)                                                      $465,461
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                     1.78%*
 Net investment income                                                                            6.74%*
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                     1.78%*
 Net investment income                                                                            6.74%*
=============================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended
                                                                                        10/31/11           Year Ended
                                                                                        (Consolidated)     10/31/10
-----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                    $  10.49           $   9.34
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                  $   0.70           $   0.73
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                             (0.69)              1.11
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                    $   0.01           $   1.84
Distributions to shareowners:
 Net investment income                                                                     (0.70)             (0.69)
 Net realized gain                                                                            --                 --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                                     $  (0.70)          $  (0.69)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $  (0.69)          $   1.15
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $   9.80           $  10.49
=======================================================================================================================
Total return*                                                                              (0.13)%            20.43%
Ratio of net expenses to average net assets+                                                1.78%              1.82%
Ratio of net investment income to average net assets+                                       6.72%              7.37%
Portfolio turnover rate                                                                       52%                49%
Net assets, end of period (in thousands)                                                $460,512           $524,448
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                               1.78%              1.82%
 Net investment income                                                                      6.72%              7.37%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                               1.78%              1.82%
 Net investment income                                                                      6.72%              7.37%
=======================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended    Year Ended     Year Ended
                                                                                        10/31/09      10/31/08       10/31/07
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                    $   7.51      $  12.24       $  12.28
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                  $   0.82      $   0.93       $   0.86
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                              1.99         (4.57)          0.04
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                    $   2.81      $  (3.64)      $   0.90
Distributions to shareowners:
 Net investment income                                                                     (0.98)        (0.98)         (0.88)
 Net realized gain                                                                            --         (0.11)         (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                     $  (0.98)     $  (1.09)      $  (0.94)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                              $   1.83      $  (4.73)      $  (0.04)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $   9.34      $   7.51       $  12.24
=================================================================================================================================
Total return*                                                                              42.56%       (32.08)%         7.48%
Ratio of net expenses to average net assets+                                                1.98%         1.85%          1.82%
Ratio of net investment income to average net assets+                                      10.78%         8.55%          6.96%
Portfolio turnover rate                                                                       33%           25%            31%
Net assets, end of period (in thousands)                                                $461,644      $347,459       $598,195
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                               1.98%         1.85%          1.82%
 Net investment income                                                                     10.78%         8.55%          6.96%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                               1.98%         1.85%          1.82%
 Net investment income                                                                     10.78%         8.55%          6.96%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


62  Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

-----------------------------------------------------------------------------------------------------------
                                                                                            Six Months
                                                                                            Ended
                                                                                            4/30/12
                                                                                            (Consolidated)
                                                                                            (unaudited)
-----------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                        $     9.66
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                      $     0.39
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                                    0.16
-----------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                        $     0.55
Distributions to shareowners:
 Net investment income                                                                           (0.44)
 Net realized gain                                                                                  --
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                  $     0.11
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $     9.77
===========================================================================================================
Total return*                                                                                     5.91%
Ratio of net expenses to average net assets+                                                      0.81%*
Ratio of net investment income to average net assets+                                             8.00%*
Portfolio turnover rate                                                                             32%*
Net assets, end of period (in thousands)                                                    $1,420,401
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                     0.81%*
 Net investment income                                                                            8.00%*
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                     0.81%*
 Net investment income                                                                            8.00%*
===========================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                                                            10/31/11         Year Ended
                                                                                            (Consolidated)   10/31/10
--------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                        $    10.35       $   9.25
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                      $     0.81       $   0.86
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                                   (0.70)          1.03
--------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                        $     0.11       $   1.89
Distributions to shareowners:
 Net investment income                                                                           (0.80)         (0.79)
 Net realized gain                                                                                  --             --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                  $    (0.69)      $   1.10
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $     9.66       $  10.35
==========================================================================================================================
Total return*                                                                                     0.85%         21.35%
Ratio of net expenses to average net assets+                                                      0.74%          0.73%
Ratio of net investment income to average net assets+                                             7.72%          8.42%
Portfolio turnover rate                                                                             52%            49%
Net assets, end of period (in thousands)                                                    $1,364,650       $958,596
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                     0.74%          0.73%
 Net investment income                                                                            7.72%          8.42%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                     0.74%          0.73%
 Net investment income                                                                            7.72%          8.42%
==========================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended    Year Ended    Year Ended
                                                                                            10/31/09      10/31/08      10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                        $   7.46      $ 12.10       $ 12.19
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                      $   0.94      $  1.05       $  0.97
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                                  1.91        (4.48)        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                        $   2.85      $ (3.43)      $  0.96
Distributions to shareowners:
 Net investment income                                                                         (1.06)       (1.10)        (0.99)
 Net realized gain                                                                                --        (0.11)        (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                  $   1.79      $ (4.64)      $ (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $   9.25      $  7.46       $ 12.10
====================================================================================================================================
Total return*                                                                                  43.78%      (30.96)%        8.12%
Ratio of net expenses to average net assets+                                                    0.78%        0.74%         0.70%
Ratio of net investment income to average net assets+                                          11.43%        9.82%         8.05%
Portfolio turnover rate                                                                           33%          25%           31%
Net assets, end of period (in thousands)                                                    $215,614      $50,477       $23,414
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                   0.79%        0.74%         0.70%
 Net investment income                                                                         11.43%        9.82%         8.05%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                   0.78%        0.74%         0.70%
 Net investment income                                                                         11.43%        9.82%         8.05%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                Pioneer Global High Yield Fund | Semiannual Report | 4/30/12  63

-----------------------------------------------------------------------------------------------------------
                                                                                            Six Months
                                                                                            Ended
                                                                                            4/30/12
                                                                                            (Consolidated)
                                                                                            (unaudited)
-----------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                                        $10.11
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                      $ 0.40
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                                0.18
-----------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                        $ 0.58
Distributions to shareowners:
 Net investment income                                                                       (0.46)
 Net realized gain                                                                              --
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                  $(0.46)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $10.23
===========================================================================================================
Total return*                                                                                 5.89%
Ratio of net expenses to average net assets+                                                  0.85%*
Ratio of net investment income to average net assets+                                         7.94%*
Portfolio turnover rate                                                                         32%*
Net assets, end of period (in thousands)                                                    $8,031
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                 0.85%*
 Net investment income                                                                        7.94%*
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                 0.85%*
 Net investment income                                                                        7.94%*
===========================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                                                            10/31/11         Year Ended
                                                                                            (Consolidated)   10/31/10
-------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                                        $10.86           $ 9.67
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                      $ 0.85           $ 0.87
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                               (0.77)            1.13
-------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                        $ 0.08           $ 2.00
Distributions to shareowners:
 Net investment income                                                                       (0.83)           (0.81)
 Net realized gain                                                                              --               --
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                  $(0.75)          $ 1.19
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $10.11           $10.86
=========================================================================================================================
Total return*                                                                                 0.53%           21.58%
Ratio of net expenses to average net assets+                                                  0.76%            0.90%
Ratio of net investment income to average net assets+                                         7.67%            8.26%
Portfolio turnover rate                                                                         52%              49%
Net assets, end of period (in thousands)                                                    $7,580           $7,416
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                 0.76%            0.91%
 Net investment income                                                                        7.67%            8.25%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                 0.76%            0.90%
 Net investment income                                                                        7.67%            8.26%
=========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended     Year Ended
                                                                                            10/31/09       10/31/08
--------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                                        $ 7.79         $12.31
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                      $ 1.00         $ 1.07
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                                1.98          (4.37)
--------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                        $ 2.98         $(3.30)
Distributions to shareowners:
 Net investment income                                                                       (1.10)         (1.11)
 Net realized gain                                                                              --          (0.11)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                  $ 1.88         $(4.52)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $ 9.67         $ 7.79
==========================================================================================================================
Total return*                                                                                43.69%        (29.21)%
Ratio of net expenses to average net assets+                                                  0.90%          0.90%
Ratio of net investment income to average net assets+                                        11.46%          9.85%
Portfolio turnover rate                                                                         33%            25%
Net assets, end of period (in thousands)                                                    $4,283         $2,366
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                 1.23%          1.11%
 Net investment income                                                                       11.13%          9.64%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                 0.90%          0.90%
 Net investment income                                                                       11.46%          9.85%
==========================================================================================================================

-----------------------------------------------------------------------------------------------------------
                                                                                            7/6/07 (a) to
                                                                                            10/31/07
-----------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                                        $12.65
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                      $ 0.33
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                               (0.35)
-----------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                        $(0.02)
Distributions to shareowners:
 Net investment income                                                                       (0.32)
 Net realized gain                                                                              --
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                  $(0.34)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $12.31
===========================================================================================================
Total return*                                                                                (0.09)%(b)
Ratio of net expenses to average net assets+                                                  0.69%**
Ratio of net investment income to average net assets+                                         8.30%**
Portfolio turnover rate                                                                         31%(b)
Net assets, end of period (in thousands)                                                    $   97
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                 0.69%**
 Net investment income                                                                        8.30%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                 0.69%**
 Net investment income                                                                        8.30%**
===========================================================================================================

(a) Class Z shares were first publicly offered on July 6, 2007.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


64  Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

Notes to Financial Statements | 4/30/12 (Consolidated) (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class Y and Class Z shares. Class Y shares were first publicly offered on December 28, 2005. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    65

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.


66    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

   At April 30, 2012, four securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.2% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    67
   portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 8).


D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2011 was as follows:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                     $204,322,757
--------------------------------------------------------------------------------
   Total                                                            $204,322,757
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at October 31, 2011:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                      $  15,829,962
Capital loss carryforward                                           (235,848,362)
Dividends payable                                                     (2,135,872)
Net unrealized loss                                                 (171,119,102)
--------------------------------------------------------------------------------
   Total                                                           $(393,273,374)
================================================================================

   The difference between book-basis and tax-basis net unrealized loss is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts, adjustments relating to catastrophe bonds,


68    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12
   credit default swaps, interest accruals on preferred stocks and interest on defaulted bonds.


E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $100,062 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2012.


F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the six months ended April 30, 2012, the Fund recognized gains of $610,059 in the settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 5). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
   Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.


G. Risks

   At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    69

   Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

   The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.


H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


I. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. There were no securities on loan at April 30, 2012.


70    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

J. Credit Default Swap Agreements

   A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

   When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

   The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

   Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

   During the six months ended April 30, 2012, the Fund opened one credit default swap, with a notional amount of $14,000,000, which was still open at period end. Credit default swap contracts outstanding at period end are listed at the end of the Fund's schedule of investments.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    71

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% of the excess over $2 billion. For the six months ended April 30, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.59% of the average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.10%, 2.00%, 2.00% and 0.90% of the average daily net assets attributable to Class A, Class B, Class C and Class Z shares, respectively. These expense limitations were in effect through March 1, 2012.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $244,890 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2012.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  357,658
Class B                                                                   25,339
Class C                                                                  139,666
Class Y                                                                  991,797
Class Z                                                                    3,998
--------------------------------------------------------------------------------
   Total                                                              $1,518,458
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $773,156 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2012.


72    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

4. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Fund. It is intended that the Fund will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the Fund's interest in Blaze Recycling and Metals LLC, Class A Units. As of April 30, 2012, the Subsidiary represented approximately $4,366,543 or approximately 0.2% of the net assets of the Fund.


5. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $74,578 in distribution fees payable to PFD at April 30, 2012.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2012, CDSCs in the amount of $37,643 were paid to PFD.


6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    73
may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2012, the Fund had no outstanding borrowings under a credit facility.


7. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended April 30, 2012, the Fund's expenses were not reduced under such arrangements.


8. Forward Foreign Currency Contracts

During the six months ended April 30, 2012, the Fund entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended April 30, 2012 was $21,854,586.

Open hedges at April 30, 2012 were as follows:

----------------------------------------------------------------------------------------------------------------------
                            Net
                            Contracts to       In Exchange         Settlement                           Unrealized
Currency                    deliver            For USD             Date            Value                Gain (Loss)
----------------------------------------------------------------------------------------------------------------------
EUR (Euro)                  (15,000,000)       $(19,964,550)       5/15/12          $(19,855,636)       $(19,855,636)
EUR (Euro)                   (4,900,000)         (6,474,478)       5/18/12            (6,486,260)         (6,486,260)
EUR (Euro)                   19,964,550          19,964,550        5/15/12            19,964,550          19,964,550
EUR (Euro)                    6,474,478           6,474,478        5/18/12             6,474,478           6,474,478
GBP (Pound Sterling)         (2,000,000)         (3,152,734)       5/14/12            (3,246,326)         (3,246,326)
GBP (Pound Sterling)          3,152,734           3,152,734        5/14/12             3,152,734           3,152,734
----------------------------------------------------------------------------------------------------------------------
   Total                                                                                                $      3,539
======================================================================================================================


74    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

9. Unfunded Loan Commitments

As of April 30, 2012, the fund had unfunded loan commitments of approximately $746,287 (excluding unrealized depreciation on those commitments of $33,583 as of April 30, 2012) which could be extended at the option of the borrower, pursuant to the following loan agreements:

-------------------------------------------------------------------------------------------------------
                                                                                          Net
                                                                                          Unrealized
Loan                                            Shares      Cost          Value           Loss
-------------------------------------------------------------------------------------------------------
National Specialty Hospitals, Inc., Delayed
 Draw Term Loan                                 746,287     $746,287      $712,704        $(33,583)
-------------------------------------------------------------------------------------------------------
   Total                                                                                  $(33,583)
=======================================================================================================

In addition, the Fund had the following bridge loan commitments outstanding at April 30, 2012:

-----------------------------------------------------------------------------------------------------------
                                                                                                Net
                                                                                                Unrealized
Loan                                             Shares        Cost            Value            Gain
-----------------------------------------------------------------------------------------------------------
Molycorp, Inc., Senior Unsecued Bridge Loan      5,762,000     $5,762,000      $5,762,000       $--
-----------------------------------------------------------------------------------------------------------
   Total                                                                                        $--
===========================================================================================================


10. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of April 30, 2012 were as follows:

-----------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments                 Asset Derivatives 2012             Liabilities Derivatives 2012
Under Accounting                ------------------------------      ---------------------------------
Standards Codification          Balance Sheet                       Balance Sheet
(ASC) 815                       Location            Value           Location           Value
-----------------------------------------------------------------------------------------------------
Foreign Exchange Contracts      Receivables        $29,521,762      Payables          $29,588,223
Credit Default Swaps            Receivables        $ 1,442,874      Payables          $   424,450
-----------------------------------------------------------------------------------------------------
   Total                                           $30,540,386                        $30,012,673
=====================================================================================================


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    75

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2012 was as follows:


-------------------------------------------------------------------------------------------------------------
Derivatives Not                                                                            Change in
Accounted for as                                                        Realized Gain      Unrealized Gain
Hedging Instruments                                                     or (Loss)          or (Loss) on
Under Accounting                                                        on Derivatives     Derivatives
Codification              Location of Gain or (Loss) On                 Recognized         Recognized
(ASC) 815                 Derivatives Recognized in Income              in Income          in Income
-------------------------------------------------------------------------------------------------------------
Foreign Exchange          Net realized loss on forward foreign
Contracts                 currency contracts                            $(368,895)
Foreign Exchange          Change in unrealized loss on forward
Contracts                 foreign currency contracts                                       $64,815
Credit Default Swaps      Net realized loss on credit default swaps     $(947,611)
Credit Default Swaps      Change in unrealized loss on credit
                          default swaps                                                    $1,204,474


76    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global High Yield Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    77

Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2011, in the fourth quintile of its Morningstar category for the three year period ended June 30, 2011, and in the third quintile of its Morningstar category for the five year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Fund's benchmark index. The Trustees noted that the Fund's performance was improving. They indicated that they were satisfied with the information presented with respect to the Fund's performance.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the third quintile relative to the management fees


78    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12
paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted that the assets of the Fund were currently in excess of the last breakpoint in the Fund's management fee schedule. The Trustees considered information that showed that the current fee schedule for the Fund would remain competitive at higher asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that the Fund's expense ratio was seven basis points above the median expense ratio of its peer group. The Trustees also compared the expense ratio of the Fund with the funds in the Fund's Morningstar peer group, which was comprised of a greater number of funds than the Strategic Insight peer group, and noted that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the third quintile relative to its Morningstar category.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    79
organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


80    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive Vice President
Mark E. Bradley, Treasurer
Christopher J. Kelley, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    81

                           This page for your notes.

82    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

                           This page for your notes.

              Pioneer Global High Yield Fund | Semiannual Report | 4/30/12    83

                           This page for your notes.

84    Pioneer Global High Yield Fund | Semiannual Report | 4/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: us.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 29, 2012

* Print the name and title of each signing officer under his or her signature.